UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7762

First Eagle Funds
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas New York, NY			10105-4300
(Address of principal executive offices)			(Zip code)

Robert Bruno First Eagle Funds 1345 Avenue of the Americas New York, NY 10105-4300
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-212-632-2700

Date of fiscal year end:	October 31, 2007

Date of reporting period:	October 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.                                   Reports to Stockholders.

First Eagle Funds

Annual Report

October 31, 2007

First Eagle Global Fund

First Eagle Overseas Fund

First Eagle U.S. Value Fund

First Eagle Gold Fund

First Eagle Fund of America

Advised by Arnhold and S. Bleichroeder Advisers, LLC

FIRST EAGLE FUNDS

Table of Contents

Letter from the President	1

Performance Chart	2

Letter from the Portfolio Manager	4

Management's Discussion of Fund Performance: First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund and First Eagle Gold Fund	5

First Eagle Global Fund:

Fund Overview	8

Schedule of Investments	9

First Eagle Overseas Fund:

Fund Overview	24

Schedule of Investments	25

First Eagle U.S. Value Fund:

Fund Overview	36

Schedule of Investments	37

First Eagle Gold Fund:

Fund Overview	42

Schedule of Investments	43

First Eagle Fund of America:

Management's Discussion of Fund Performance	45

Fund Overview	46

Schedule of Investments	47

Statements of Assets and Liabilities	52

Statements of Operations	53

Statements of Changes in Net Assets	54

Notes to Financial Statements	57

Financial Highlights	70

Report of Independent Registered Public Accounting Firm	82

Fund Expenses	83

Tax Information	85

Additional Information	86

The First Eagle Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the Commission's website at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on the Form N-Q from the Funds, shareholders can call 1-800-334-2143.

A copy of the Trust's policies and procedures with respect to the voting of proxies relating to the Trust's portfolio investments and information regarding the proxy-voting record of the Trust for the most recent twelve-month period ended June 30 is available by calling the Trust at 1-800-334-2143. This information also is available on the SEC's website at http://www.sec.gov.

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements.'' Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "may'', "will'', "believe'', "attempt'', "seem'', "think'', "ought'', "try'' and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

John P. Arnhold

FIRST EAGLE FUNDS

LETTER FROM THE PRESIDENT

Dear Fellow Shareholder,

Since my last communication in April of this year, we have witnessed more market volatility, particularly on the downside, than we have seen in the past five years. It is in these uncertain times that I am reminded why our investment team has been so successful over the long term by adhering to its investment philosophy. The credit crisis and the resulting slowdown due to the sub-prime problems, which has caused much angst for so many financial institutions, is on the minds of our team and we continue to be concerned. Although we are not macro-economic forecasters, we worry a lot about what can go wrong and try to properly prepare the portfolios in any way we can to avoid losses for our shareholders. For decades we have believed that focusing first and foremost on attempting to avoid losers and preserving capital is the best way to help our clients achieve their long-term investment goals.

During a raging bull market as we have experienced in most markets these past five years, where every sector and asset class has risen sharply, we have sometimes been criticized for not "keeping up with the Joneses"—(underperforming benchmarks or peers in the short term). It is at times like these when our team shows its true discipline, as it is un-willing to follow the herd and invest in what it believes are overpriced securities. As a shareholder you should understand that while the funds may give up some relative performance on the upside, our conservative posturing and focus on avoiding downside risk should serve you well on an absolute basis which to us (and we believe to you) is what matters most.

I am pleased to announce that we have broadened our global value team with the additions of Bruce Greenwald and Abhay Deshpande. Bruce Greenwald has joined the First Eagle team as our Director of Research. Professor Greenwald is a respected expert on value investing and is the Director of the Helibrunn Center for Graham and Dodd Investing at Columbia Business School. We are delighted to have Bruce on board and believe he will assist our analyst team to continue to apply and refine our value investing techniques. I am also happy to announce that Abhay Deshpande has been named Associate Portfolio Manager of the Global, Overseas, and U.S. Value Funds. Abhay has re-joined the global value team, where he had been a senior analyst from 2000-2004. Although he left the group in 2005, he remained with the firm and managed a number of private client accounts. His investment style and philosophy which was crafted under the tutelage of Jean-Marie Eveillard, is very much the same, thus making his return to the team a natural fit. I am confident with Abhay and Bruce joining the already talented team of analysts, that the investment style established by Jean-Marie will continue to serve our shareholders well for decades into the future, as it has for decades past.

In closing, as a shareholder of the funds, you should be assured that your investments continue to be managed in the same manner they have for years. Although we have some new additions to our team, you should remain confident that Jean-Marie has instilled his investment wisdom and discipline very deeply within each member of our team. Also, as the year comes to a close, I would be remiss by not mentioning again how proud we are of our First Eagle Fund of America in its 20th anniversary year. A 20th anniversary is quite an accomplishment in itself, but coupled with the impressive long-term track record this fund has makes it truly extraordinary.

Sincerely,

John P. Arnhold

November 2007

Past performance is no guarantee of future result. Portfolio actively managed. Portfolio and opinions expressed herein are subject to change.

PERFORMANCE

FIRST EAGLE FUNDS  Average Annual Returns1 as of October 31, 2007 (unaudited)

	ONE-YEAR	THREE-YEARS	FIVE-YEARS	TEN-YEARS	SINCE INCEPTION	INCEPTION DATE
FIRST EAGLE GLOBAL FUND
First Eagle Global Fund - Class A (SGENX)
without sales load	16.91%	18.59%	22.11%	14.79%	15.84%	1/01/79[2]
with sales load	11.06%	16.58%	20.86%	14.35%	15.69%	1/01/79[2]
First Eagle Global Fund - Class I (SGIIX)	17.19%	18.88%	22.42%	—	15.90%	7/31/98
First Eagle Global Fund - Class C (FESGX)	14.90%	17.69%	21.20%	—	16.73%	6/05/00
MSCI World Index[3]	20.39%	18.27%	18.31%	7.90%	11.72%	1/01/79

FIRST EAGLE OVERSEAS FUND
First Eagle Overseas Fund - Class A (SGOVX)
without sales load	18.20%	20.52%	24.55%	16.52%	15.10%	8/31/93
with sales load	12.29%	18.48%	23.28%	16.07%	14.79%	8/31/93
First Eagle Overseas Fund - Class I (SGOIX)	18.52%	20.83%	24.86%	—	17.24%	7/31/98
First Eagle Overseas Fund - Class C (FESOX)	16.16%	19.63%	23.63%	—	17.35%	6/05/00
MSCI EAFE Index[4]	24.91%	23.44%	23.21%	9.26%	8.30%	8/31/93

FIRST EAGLE U.S. VALUE FUND
First Eagle U.S. Value Fund - Class A (FEVAX)
without sales load	11.47%	11.62%	15.14%	—	13.15%	9/04/01
with sales load	5.89%	9.73%	13.96%	—	12.21%	9/04/01
First Eagle U.S. Value Fund - Class I (FEVIX)	11.78%	11.93%	15.41%	—	13.42%	9/04/01
First Eagle U.S. Value Fund - Class C (FEVCX)	9.57%	10.83%	14.26%	—	12.31%	9/04/01
Standard &Poor's 500 Index[7]	14.56%	13.16%	13.88%	—	7.06%	9/04/01
Russell 2000 Index[5]	9.27%	13.69%	18.67%	—	11.03%	9/04/01

FIRST EAGLE GOLD FUND
First Eagle Gold Fund - Class A (SGGDX)
without sales load	37.57%	25.34%	27.02%	16.87%	11.08%	8/31/93
with sales load	30.69%	23.22%	25.73%	16.42%	10.78%	8/31/93
First Eagle Gold Fund - Class I (FEGIX)	37.93%	25.64%	—	—	25.81%	5/15/03
First Eagle Gold Fund - Class C (FEGOX)	35.32%	24.39%	—	—	24.58%	5/15/03
MSCI World Index[3]	20.39%	18.27%	18.31%	7.90%	9.14%	8/31/93
FTSE Gold Mines Index[6]	35.14%	21.05%	24.05%	9.75%	3.70%	8/31/93

FIRST EAGLE FUND OF AMERICA
First Eagle Fund of America - Class A (FEFAX)
without sales load	21.28%	15.64%	15.87%	—	10.26%	11/20/98
with sales load	15.35%	13.75%	14.73%	—	9.62%	11/20/98
First Eagle Fund of America - Class C (FEAMX)	19.17%	14.79%	15.04%	—	9.34%	3/02/98
First Eagle Fund of America - Class Y (FEAFX)	21.25%	15.65%	15.90%	11.52%	13.86%	4/10/87
Standard &Poor's 500 Index[7]	14.56%	13.16%	13.88%	7.10%	10.96%	4/10/87

Please see the following page for important notes to this table.

FIRST EAGLE FUNDS PERFORMANCE—(Continued)

(1)  The performance data quoted herein represents past performance and does not guarantee future results. Market volatility can dramatically impact the funds' short term performance. Current performance may be lower or higher than figures shown. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance data through the most recent month end is available at www.firsteaglefunds.com or by calling (800) 334-2143. The average annual returns shown on the prior page are historical and reflect changes in share price, reinvested dividends and are net of expenses. The average annual returns for Class A Shares "with sales load" of First Eagle Global Fund, First Eagle Overseas Fund and First Eagle Gold Fund give effect to the deduction of the maximum sales load of 3.75% for periods prior to March 1, 2000 and of 5.00% thereafter. The average annual returns for Class A Shares "with sales load" of First Eagle U.S. Value Fund and First Eagle Fund of America give effect to the deduction of the maximum sales load of 5.00%.

  The average annual returns for Class C Shares reflect the CDSC (Contingent Deferred Sales Charge) of 1.00% which pertains to the first year or less of investment only.

  Class I Shares of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, and First Eagle Gold Fund require $1mm minimum investment and are offered without load.

  Class Y Shares of First Eagle Fund of America are offered without load.

(2)  Commencement of management by Mr. Jean-Marie Eveillard since January 1, 1979.

(3)  The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase. This index is a trademark of Morgan Stanley Capital International SA in Geneva, Switzerland.

(4)  The MSCI EAFE Index is a total return index, reported in U.S. dollars, based on share prices and reinvested net dividends of approximately 1,100 companies from 21 countries and is not available for purchase.

(5)  The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index and is not available for purchase.

(6)  The FTSE Gold Mines Index is an unmanaged index composed of approximately 19 mining companies and is only available without dividends reinvested and is not available for purchase.

(7)  The Standard & Poor's 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy and is not available for purchase. Although the Standard & Poor's 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also considered a proxy for the total market.

	Expense Ratios As Stated In The Most Recent Prospectus Total Annual Gross Operating Expense Ratios[8]
	Class A	Class I	Class C	Class Y
First Eagle Global Fund	1.15%	0.90%	1.90%	—
First Eagle Overseas Fund	1.14%	0.89%	1.89%	—
First Eagle U.S. Value Fund	1.25%	1.00%	2.00%	—
First Eagle Gold Fund	1.22%	0.97%	1.97%	—
First Eagle Fund of America	1.41%	—	2.16%	1.41%

(8)  These expense ratios are presented as of October 31, 2006 and may differ from corresponding ratios shown elsewhere in this report because of differing time periods (and/or, if applicable, because these expense ratios do not include expense credits or waivers).

Jean-Marie Eveillard

FIRST EAGLE FUNDS

First Eagle Global Fund • First Eagle Overseas Fund
First Eagle U.S. Value Fund • First Eagle Gold Fund

LETTER FROM THE PORTFOLIO MANAGER

Dear Fellow Shareholder,

We are "value" investors, so we are "bottom up" (as opposed to "top down") investors. In other words, we analyze individual securities in an attempt to establish—through quantitative and qualitative means—their "intrinsic" value. We do not pay too much attention to the "top down", i.e. the "big picture" of the economy, interest rates, etc ...or even themes (they turn too easily into fads ...). We only worry about economic and financial circumstances turning so negative—for an extended period of time—that our "intrinsic" values would prove temporarily too high.

In that respect, we have been faced since August with the so-called sub-prime housing problem, which is financial crisis no. 6 in only twenty years. No. 1 was the October 1987 crash, no. 2 the real estate debacle of 1990, no. 3 the Mexican devaluation of late 1994, no. 4, the Asian and then Russian crises of 1997-1998 culminating in the Long Term Capital Management hedge fund collapse, no. 5 the bursting of the technology-media-telecom bubble in the spring of 2000.

In all five cases, the Federal Reserve flooded the system with liquidity, and the crisis came and went in a few months, without price inflation accelerating, thanks to a large extent to improvements in productivity associated with the technological revolution and to the low-cost Chinese economy becoming the manufacturing center of the world.

The odds may be good that crisis no. 6 too shall pass in the next few months. However, speculators have been bolder (the Fed will bail us out, so why worry?), the housing bubble was big, the leverage in the system (some of it hidden) has increased. Sometimes, what matters is not so much how low the odds are that circumstances would turn quite negative, what matters possibly more is what the consequences would be if that happened.

Therefore, we are on the side of caution, as indicated by the stakes in gold (as potential insurance against "extreme outcomes"), in cash (so far in dollars, since we have a large exposure to foreign securities on an unhedged-yen or 30% hedged-euro-basis). As well, "value" stocks may be less vulnerable than other securities in difficult markets.

At the same time, we remain alert to investment opportunities, as circumstances and prices change.

In 2006 and so far in 2007, your funds have continued to deliver positive absolute returns but they have lagged their peers and the benchmarks. That is not a surprise: as bull markets age, investors get bolder (a paradox, of course ...) and, as I have said, we have been on the side of caution: too much in cash and too little in emerging markets for instance. However, the long-term record (see page 2) remains good. Of course, we cannot promise future returns.

As I wrote at the end of my letter back in June, we are patient long-term investors and we hope that the Funds' shareholders will be as well.

Jean-Marie Eveillard
Portfolio Manager

November 2007

Past performance is no guarantee of future result. Portfolio actively managed. Portfolio and opinions expressed herein are subject to change.

Jean-Marie Eveillard

Abhay Deshpande

FIRST EAGLE FUNDS

First Eagle Global Fund • First Eagle Overseas Fund
First Eagle U.S. Value Fund • First Eagle Gold Fund

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Despite a downturn in worldwide markets in February and August related to problems in the U.S. sub-prime housing market, equity markets finished the year higher on October 31, 2007. Corporate profits were strong while interest rates remained low. European stocks benefited from increased M&A activity in a variety of industries. The German DAX Index rose 27.9% and the French CAC 40 Index rose 9.3% during the twelve month period. In South Korea, the Kospi Large Cap Index rose 45.6% during the year as a result of improved corporate earnings and attractively valued Korean equities relative to equities in other markets like China. Japan's Nikkei 225 Index rose only a modest 2.1% for the year. Returns were further boosted by the dollar weakening against several currencies. The U.S. dollar fell 1.3% against the Japanese yen and 11.9% against the euro during the year. The MSCI World Index increased 20.4% while in the U.S, the S&P 500 Index rose 14.6%. Crude oil rose 61% during the twelve month period to a year high of $95 on October 31st fueling concerns about inflation. Gold also reached a peak of $797 an ounce on October 31st, an increase of 31% over last year, mostly on the back of higher energy prices.

First Eagle Global Fund

The net asset value ("NAV") of the Fund's Class 'A' shares rose 16.91% for the year ended October 31, 2007, while the MSCI World Index was up 20.39%. The Fund's cash position remained in the 13.8% to 19.7% range throughout the period and was 18.2% on October 31, 2007.

The five largest contributors to the performance of the First Eagle Global Fund over the period were gold bullion, Sodexho Alliance SA (corporate services, France), Industrias Peñoles, SAB de C.V. (mining, Mexico), Nestlé SA (food company, Switzerland) and Berkshire Hathaway Inc., Class 'A' (holding company, U.S.) collectively accounting for 4.29% of the year's performance.

The five largest detractors were Comcast Corporation-Special Class 'A' (cable, U.S.), Getty Images, Inc. (media, U.S.), International Speedway Corporation Class 'A' (racetracks, U.S.), Aioi Insurance Company, Limited (insurance, Japan) and Wal-Mart Stores, Inc. (retail, U.S.). Their combined negative performance over the twelve month period subtracted 0.72% points from the Fund's performance.

As of October 31, 2007, the Fund was approximately 30% hedged against the euro, which is up from 0% last year, as we believe the euro may be overvalued against the U.S. dollar. We also initiated a 10% hedge on the Swiss Franc and a 70% hedge on the British Pound. The Fund remained 0% hedged against the Japanese yen as we believe Asian currencies should ultimately be revalued against the U.S. dollar. The Fund is also somewhat protected against a sharp rise of the U.S. dollar by having all of its cash in U.S. dollar denominated commercial paper and by having in the portfolio the stock of quite a few European and Japanese companies that have major operations in the U.S. or export significantly to U.S. dollar-based countries, thus having a natural built-in hedge.

First Eagle Overseas Fund

The NAV of the Fund's Class 'A' shares rose 18.20% for the fiscal year ended October 31, 2007, while the MSCI EAFE Index increased 24.91% over the same period. The Fund's cash position was between 12.4% and 24.7% throughout the period and was at 12.4% on October 31, 2007.

The five largest contributors to the performance of the First Eagle Overseas Fund over the period were gold bullion, Nestlé SA (food company, Switzerland), Sodexho Alliance SA (corporate services, France), Industrias Peñoles, SAB de C.V. (mining, Mexico) and Wendel (holding company, France) collectively accounting for 5.02% of the year's performance.

The five largest detractors were Aioi Insurance Company, Limited (insurance, Japan), Takefuji Corporation (consumer loan company, Japan), Kose Corporation (cosmetics, Japan), Fuji Seal International, Inc. (packaging materials company, Japan) and Télévision Française 1 SA (media, France). Their combined negative performance over the twelve month period subtracted 0.57% from the Fund's performance.

Again, we believe in most cases that the negative performance is nothing more than a temporary (rather than permanent) impairment of capital. In some cases, the Fund seized the opportunity to add to the positions at prices we deemed attractive. In particular, four of the five detractors were Japanese securities. We believe that the Japanese market currently offers attractive investment opportunities.

As of October 31, 2007, the Fund was approximately 30% hedged against the euro, which is up from 0% last year, as we believe the euro may be overvalued against the U.S. dollar. We also initiated a 10% hedge on the Swiss Franc and a 70% hedge on the British Pound. The Fund remained 0% hedged against the Japanese yen as we believe Asian currencies should ultimately be revalued against the U.S. dollar. The Fund is also somewhat protected against a sharp rise of the U.S. dollar by having all of its cash in U.S. dollar denominated commercial paper and by having in the portfolio the stock of quite a few European and Japanese companies that have major operations in the U.S. or export significantly to U.S. dollar-based countries, thus having a natural built-in hedge.

First Eagle U.S. Value Fund

The NAV of the First Eagle U.S. Value Fund's Class 'A' shares rose 11.47% for the year ended October 31, 2007, while the S&P 500 Index and the Russell 2000 Index rose 14.56% and 9.27%, respectively. The Fund held cash positions between 15.9% and 36.5% of net assets during the twelve month period and was at 15.9% on October 31, 2007. The high cash positions reflect our inability to find securities in the U.S. that we feel provide enough of a margin of safety, and our refusal to buy what we believe are fully priced—not to mention overpriced—securities.

The five largest contributors to the performance of the First Eagle U.S. Value Fund over the period were Apache Corporation (energy), gold bullion, Berkshire Hathaway Inc., Class 'A' (holding company), McDonald's Corporation (restaurant) and Costco Wholesale Corporation (retail), collectively accounting for 4.43% of the year's performance.

The five largest detractors were Getty Images, Inc. (media), International Speedway Corporation, Class 'A' (racetracks), Comcast Corporation—Special Class 'A' (cable), Cintas Corporation (uniform rental) and New York Times Company, Class 'A' (publishing). Their combined negative performance over the twelve month period subtracted 1.55% from the Fund's performance.

First Eagle Gold Fund

The NAV of the First Eagle Gold Fund's Class 'A' shares rose 37.57% for the year ended October 31, 2007, while the FTSE Gold Mines Index rose 35.14%. The Fund held cash positions between 0.9% and 4.3% of net assets during the twelve month period and was at 2.5% on October 31, 2007.

The three largest contributors to the performance of the First Eagle Gold Fund over the period were gold bullion, Industrias Peñoles, SAB de C.V. (Mexico) and Lihir Gold Limited (Australia), collectively accounting for 15.81% of the year's performance.

The three largest detractors were Harmony Gold Mining Limited ADR (South Africa), Dundee Precious Metals, Inc., Class 'A' (Canada) and IAMGOLD Corporation (Canada). Their combined negative performance over the twelve month period subtracted 2.06% from the Fund's performance.

General Commentary

Our focus has always been, and remains, on preservation of capital. To the First Eagle team, downside matters more than the upside. Together with our group of analysts, we continue to search the globe for mispriced securities. The discounts to intrinsic values (intrinsic value defined as the amount that a knowledgeable buyer would pay in cash for the whole business) remain narrower than we would like, especially in the U.S. and in Europe. We are, however, finding what we believe are decent investment opportunities in Asia, most notably in Japan and South Korea.

As always, we appreciate your confidence and thank you for your support.

Jean-Marie Eveillard Portfolio Manager	Abhay Deshpande Associate Portfolio Manager, First Eagle Global, Overseas and U.S. Value Funds

November 2007

Past performance is no guarantee of future results. Portfolio is actively managed. Portfolio and opinions expressed herein are subject to change.

FUND OVERVIEW

FIRST EAGLE GLOBAL FUND  Data as of October 31, 2007 (Unaudited)

THE INVESTMENT STYLE

The First Eagle Global Fund seeks long-term growth of capital by investing in a wide range of asset classes from markets in the United States and around the world. This truly global fund is managed with a highly disciplined, bottom-up, value oriented style that helps minimize risk.

ASSET ALLOCATION

COUNTRIES

United States	32.77%
Japan	15.24%
France	10.60%
Switzerland	5.36%
South Korea	5.27%
Italy	1.54%
Netherlands	1.51%
Germany	1.34%
South Africa	1.19%
Mexico	1.14%
Hong Kong	1.11%
Singapore	1.06%
United Kingdom	0.67%
Thailand	0.48%
Brazil	0.46%
India	0.38%
Malaysia	0.28%
Spain	0.25%
Belgium	0.21%
Taiwan	0.21%
Canada	0.19%
Sweden	0.11%
Other	0.42%

The Fund's portfolio composition (represented as a percentage of net assets) is subject to change at any time.

AVERAGE ANNUAL RETURNS

	ONE-YEAR	FIVE-YEARS	TEN-YEARS
First Eagle Global Fund (A Shares)
without sales load	16.91%	22.11%	14.79%
with sales load	11.06%	20.86%	14.35%
MSCI World Index	20.39%	18.31%	7.90%
Consumer Price Index	3.54%	2.88%	2.60%

GROWTH OF A $10,000 INITIAL INVESTMENT

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses. The average annual returns for Class A Shares give effect to the deduction of the maximum sales load of 3.75% for periods prior to March 1, 2000 and of 5.00% thereafter. The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase. This index is a trademark of Morgan Stanley Capital International SA in Geneva, Switzerland. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

TOP 10 HOLDINGS

Gold bullion (precious metal)	4.46%
Berkshire Hathaway Inc., Class 'A' (U.S. holding company)	2.93%
Nestlé SA (Swiss food manufacturer)	2.11%
Sanofi-Aventis (French health care company)	2.11%
Johnson & Johnson (U.S. health care products manufacturer)	2.04%
Pargesa Holding SA (Swiss diversified financials company)	1.95%
SK Telecom Company, Limited ADR (South Korean wireless telecommunications company)	1.85%
Microsoft Corporation (U.S. software developer)	1.76%
McDonald's Corporation (U.S. restaurant)	1.70%
Sodexho Alliance SA (French food management services provider)	1.56%

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS

October 31, 2007

Number of Shares		Cost (Note 1)	Value (Note 1)
	Common and Preferred Stocks—U.S. (25.88%)
	Consumer Discretionary (2.49%)
6,346,169	McDonald's Corporation	$174,009,852	$378,866,289
3,528,030	International Speedway Corporation, Class 'A' (c)	178,296,774	156,750,373
390,000	Weyco Group, Inc.	1,285,375	12,464,400
185,000	St. John Knits International Inc. (a)	3,180,703	5,850,625
		356,772,704	553,931,687
	Consumer Staples (0.52%)
2,235,148	Anheuser-Busch Companies, Inc.	97,185,155	114,618,389
5,025	Seneca Foods Corporation, Class 'A' (a)	75,626	136,178
		97,260,781	114,754,567
	Energy (3.97%)
3,154,041	Apache Corporation	210,743,103	327,420,996
3,850,673	ConocoPhillips Company	191,679,756	327,153,178
1,107,340	Murphy Oil Corporation	45,709,775	81,533,444
1,787,638	San Juan Basin Royalty Trust	60,872,821	66,231,988
1,883,846	BJ Services Company	51,505,506	47,454,081
1,042,780	Helmerich & Payne, Inc.	30,576,616	32,972,704
		591,087,577	882,766,391
	Financials (0.01%)
114,750	East Texas Financial Services, Inc. (c)	862,688	1,893,375
	Health Care (2.29%)
6,964,100	Johnson & Johnson	427,078,919	453,850,397
706,840	Wellpoint Inc. (a)	52,614,057	56,002,933
		479,692,976	509,853,330
	Holding Companies (2.94%)
4,915	Berkshire Hathaway Inc., Class 'A' (a)	414,943,985	651,237,500
2,485	J.G. Boswell Company	573,840	2,516,063
		415,517,825	653,753,563
	Industrials (2.09%)
7,350,531	Cintas Corporation	275,662,666	269,029,435
8,811,151	Blount International, Inc. (a)(c)	116,304,729	107,760,377
1,576,258	UniFirst Corporation	37,181,601	59,314,588
304,940	3M Company	26,195,578	26,334,618

See Notes to Financial Statements.

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2007

Number of Shares		Cost (Note 1)	Value (Note 1)
	Common and Preferred Stocks—U.S.—(continued)
	Industrials—(continued)
4,805	Conbraco Industries, Inc. (a)(c)	$1,568,050	$1,518,380
365,000	Kaiser Ventures LLC (a)(c)(d)(e)(f)	—	1,047,550
		456,912,624	465,004,948
	Media (2.14%)
10,287,835	Comcast Corporation-Special Class 'A' (a)	226,820,210	214,707,116
3,400,450	Getty Images, Inc. (a)(c)	133,280,462	96,062,713
2,901,070	News Corporation, Class 'A'	43,437,715	62,866,187
3,135,120	New York Times Company, Class 'A'	76,647,143	61,322,947
1,886,124	Liberty Interactive (a)	28,860,750	40,042,413
34,924	Mills Music Trust (c)	1,055,337	1,510,463
		510,101,617	476,511,839
	Paper and Forest Products (2.36%)
5,905,362	Rayonier Inc. (c)	132,354,108	285,169,931
4,869,138	Plum Creek Timber Company, Inc.	164,045,755	217,504,394
389,630	Deltic Timber Corporation	19,003,408	21,788,110
		315,403,271	524,462,435
	Precious Metals (0.89%)
7,231,612	Newmont Mining Corporation Holding Company	141,938,366	198,202,847
	Real Estate (0.02%)
258,133	Price Legacy Corporation Pfd., Series 'A'	2,935,244	3,678,395
192,250	LandCo LLC (a)(d)(e)(f)	669,030	669,030
21,124	Security Capital European Realty (a)(d)(f)	—	—
		3,604,274	4,347,425
	Retail (2.83%)
4,716,640	Costco Wholesale Corporation	186,369,556	317,241,206
2,775,690	Wal-Mart Stores, Inc.	124,330,190	125,488,945
1,528,010	Tiffany & Company	42,153,738	82,787,582
2,267,707	Dillard's Inc., Class 'A'	44,501,141	52,225,292
1,347,150	Barnes & Noble, Inc.	30,166,364	52,053,876
		427,520,989	629,796,901
	Technology and Telecommunications (2.85%)
10,615,417	Microsoft Corporation	251,005,195	390,753,500
3,757,950	Intel Corporation	70,587,311	101,088,855

See Notes to Financial Statements.

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2007

Number of Shares		Cost (Note 1)	Value (Note 1)
	Common and Preferred Stocks—U.S.—(continued)
	Technology and Telecommunications—(continued)
2,534,490	Linear Technology Corporation	$82,493,960	$83,688,860
2,141,250	Maxim Integrated Products, Inc.	67,784,801	58,027,875
		471,871,267	633,559,090
	Utilities (0.48%)
2,575,280	IDACORP, Inc. (c)	83,983,597	89,851,519
325,000	CalEnergy Capital Trust 6 1/2% Conv. Pfd.	14,327,813	15,518,750
		98,311,410	105,370,269
	Total Common and Preferred Stocks—U.S.	4,366,858,369	5,754,208,667
	Common and Preferred Stocks—Non-U.S. (46.07%)
	Australia (0.06%)
3,184,178	Spotless Group Limited (8)	8,887,624	13,183,573
	Belgium (0.21%)
1,934,375	Deceuninck (c)(1)	48,605,944	47,708,801
	Brazil (0.46%)
1,242,090	Petroleo Brasileiro SA ADR (3)	35,187,758	103,329,467
	Canada (0.19%)
3,516,160	IAMGOLD Corporation (12)	27,681,714	30,642,885
267,580	Aber Diamond Corporation (9)	7,505,475	11,699,056
		35,187,189	42,341,941
	Chile (0.07%)
7,277,480	Quinenco SA (8)	4,986,964	16,380,047
	France (9.77%)
5,352,800	Sanofi-Aventis (6)	455,918,570	468,766,834
4,830,342	Sodexho Alliance SA (1)	132,562,556	347,759,470
1,465,199	Wendel (7)	33,051,195	251,264,779
1,488,880	Air Liquide (9)	186,400,677	204,583,699
2,395,660	Rémy Cointreau SA (2)	79,021,917	183,841,694
1,878,813	Carrefour SA (2)	123,201,648	135,047,328
1,391,933	Essilor International SA (6)	28,046,415	88,573,894
1,094,410	Société BIC SA (8)	57,679,683	84,934,322
698,452	Neopost SA (8)	52,974,211	80,999,417
481,017	L'Oréal SA (2)	35,409,835	63,068,683
657,810	Total SA (3)	44,053,939	52,954,038
1,034,165	Vivendi SA (10)	26,670,799	46,494,790

See Notes to Financial Statements.

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2007

Number of Shares		Cost (Note 1)	Value (Note 1)
	Common and Preferred Stocks—Non-U.S.—(continued)
	France—(continued)
52,143	Société Sucrière de Pithiviers-le-Vieil (c)(2)	$27,198,161	$46,011,502
185,056	Guyenne et Gascogne SA (2)	22,064,685	34,502,919
133,493	Robertet SA (2)	17,101,230	24,717,350
42,252	Robertet SA C.I. (2)	800,508	5,256,288
443,640	Trigano SA (1)	20,272,620	23,212,005
70,000	NSC Groupe (c)(8)	12,400,388	8,251,555
92,987	Gaumont SA (10)	5,094,361	8,097,523
385,000	Sabeton SA (c)(7)	4,841,233	7,239,983
35,690	Société Foncière Financière et de Participations (7)	3,933,965	5,903,590
		1,368,698,596	2,171,481,663
	Germany (1.34%)
1,795,985	Fraport AG (16)	63,995,065	139,927,314
763,089	Hornbach Holding AG Pfd. (14)	50,442,554	96,034,635
1,337,532	Bertelsmann AG D.R.C. (10)	33,414,943	43,823,376
168,299	Hornbach Baumarkt AG (14)	8,109,997	10,967,554
89,094	Pfeiffer Vacuum Technology AG (8)	5,649,179	7,584,525
		161,611,738	298,337,404
	Hong Kong (0.75%)
7,424,650	Guoco Group Limited (7)	67,965,963	113,995,478
23,438,970	Shaw Brothers (Hong Kong) Limited (c)(10)	22,914,297	48,386,385
20,738,780	City e-Solutions Limited (c)(1)	936,898	3,478,494
		91,817,158	165,860,357
	India (0.38%)
2,325,000	Tata Motors Limited (1)	23,275,395	44,807,844
1,001,999	Nestlé India Limited (2)	12,190,035	39,820,309
		35,465,430	84,628,153
	Italy (1.54%)
12,300,128	Italcementi S.p.A. RNC (9)	169,864,626	204,616,624
1,028,651	Italmobiliare S.p.A. RNC (9)	78,786,482	86,154,915
307,283	Italmobiliare S.p.A. (9)	43,113,981	37,653,613
2,041,133	Gewiss S.p.A. (8)	12,508,882	14,940,161
		304,273,971	343,365,313
	Japan (15.24%)
4,923,300	Secom Company, Limited (8)	204,435,787	252,586,510
1,879,700	SMC Corporation (8)	245,870,240	250,963,896

See Notes to Financial Statements.

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2007

Number of Shares		Cost (Note 1)	Value (Note 1)
	Common and Preferred Stocks—Non-U.S.—(continued)
	Japan—(continued)
1,018,000	Keyence Corporation (15)	$221,689,014	$233,920,396
19,206,950	Sompo Japan Insurance Inc. (4)	218,327,190	224,090,809
141,975	NTT DoCoMo Inc. (15)	219,205,019	204,590,911
4,951,570	Shimano Inc. (c)(1)	83,955,810	179,674,140
3,179,400	Ono Pharmaceutical Company, Limited (6)	135,077,099	163,944,928
8,037,080	Toho Company, Limited (10)	139,480,068	159,771,806
3,521,900	Astellas Pharma Inc. (6)	149,737,802	155,618,482
3,050,060	Canon Inc. (15)	152,377,061	152,244,846
10,184,000	Kirin Brewery Company, Limited (2)	134,098,071	141,892,617
1,013,500	Hirose Electric Company, Limited (15)	121,853,743	120,710,274
11,428,800	PARK24 Company, Limited (c)(8)	116,657,624	113,102,409
3,663,695	Meitec Corporation (c)(8)	109,855,533	107,816,538
18,411,400	Aioi Insurance Company, Limited (4)	62,469,076	106,445,526
4,190,500	Aiful Corporation (4)	71,636,438	98,400,994
1,655,420	Toyota Motor Corporation (1)	59,710,902	94,414,770
3,236,000	Kose Corporation (c)(2)	97,344,390	82,869,916
8,453,000	NIPPONKOA Insurance Company, Limited (4)	41,599,718	77,048,917
3,831,700	T. Hasegawa Company, Limited (c)(2)	59,135,379	67,523,339
2,641,800	THK Company, Limited (8)	54,078,554	57,906,550
3,390,700	MISUMI Group Inc. (8)	58,167,196	57,073,374
3,113,500	Circle K Sunkus Company, Limited (2)	54,512,401	47,542,398
1,379,100	Shimachu Company, Limited (14)	32,950,108	39,507,183
2,668,292	Nissin Healthcare Food Service Company, Limited (2)	38,972,304	32,706,526
1,852,400	Chofu Seisakusho Company, Limited (c)(1)	34,983,211	30,311,854
407,830	Mabuchi Motor Company, Limited (15)	24,369,065	27,473,074
1,213,200	Ariake Japan Company, Limited (2)	22,437,298	25,065,463
2,060,700	Seikagaku Corporation (6)	21,875,804	24,489,763
1,680,500	Mitsui Sumitomo Insurance Company, Limited (4)	13,640,866	19,139,859
1,323,650	Cosel Company, Limited (8)	22,653,585	18,844,446
1,051,300	Aderans Company, Limited (2)	24,356,774	16,892,715
188,760	Shoei Company, Limited (7)	491,308	3,391,928
		3,048,004,438	3,387,977,157
	Mexico (1.14%)
10,693,250	Industrias Peñoles, SAB de C.V. (12)	22,816,662	252,770,452
	Netherlands (0.87%)
2,945,303	Heineken Holding NV (2)	80,551,195	173,957,358
473,438	Koninklijke Grolsch NV (2)	12,444,932	18,634,816
		92,996,127	192,592,174

See Notes to Financial Statements.

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2007

Number of Shares		Cost (Note 1)	Value (Note 1)
	Common and Preferred Stocks—Non-U.S.—(continued)
	Singapore (0.53%)
12,704,120	Fraser & Neave Limited (2)	$12,799,700	$52,617,761
3,238,180	United Overseas Bank Limited (4)	41,783,813	48,059,138
13,467,250	ComfortDelgro Corporation Limited (16)	3,279,184	17,942,079
		57,862,697	118,618,978
	South Africa (1.19%)
11,490,840	Gold Fields Limited ADR (12)	185,736,111	207,639,479
749,210	Gold Fields Limited (12)	2,173,736	13,395,184
2,876,557	Harmony Gold Mining Company, Limited ADR (a)(12)	35,612,421	32,217,438
1,000,000	Harmony Gold Mining Company, Limited (a)(12)	4,591,642	11,250,908
		228,113,910	264,503,009
	South Korea (5.27%)
13,328,201	SK Telecom Company, Limited ADR (15)	307,511,342	410,641,873
679,300	Samsung Electronics Company, Limited Pfd. (15)	149,636,480	320,531,253
1,862,671	KT&G Corporation (2)	87,524,545	149,725,081
3,490,053	Kangwon Land Inc. (1)	67,186,812	92,995,750
51,900	Lotte Confectionery Company, Limited (2)	21,157,499	85,222,716
47,392	Nam Yang Dairy Products Company, Limited (2)	9,133,102	47,881,337
124,183	SK Holdings Company Limited (3)	15,948,637	36,950,199
1,869,420	Daeduck Electronics Company, Limited (15)	13,292,480	14,217,305
1,589,160	Daeduck GDS Company, Limited (c)(15)	14,042,994	14,132,532
		685,433,891	1,172,298,046
	Spain (0.25%)
727,652	Corporacion Financiera Alba SA (7)	13,645,609	54,418,644
	Switzerland (5.36%)
1,019,173	Nestlé SA (2)	285,931,385	469,934,410
3,820,052	Pargesa Holding SA (7)	241,364,420	434,666,027
1,709,736	Kuehne & Nagel International AG (16)	14,749,723	183,186,000
21,200	Lindt & Spruengli AG PC (2)	8,190,224	73,153,899
310	Lindt & Spruengli AG (2)	2,394,516	11,793,478
39,740	Edipresse SA (10)	10,811,874	19,009,515
		563,442,142	1,191,743,329
	Taiwan (0.21%)
45,464,474	Phoenixtec Power Company, Limited (c)(8)	46,785,849	47,218,505

See Notes to Financial Statements.

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2007

Number of Shares		Cost (Note 1)	Value (Note 1)
	Common and Preferred Stocks—Non-U.S.—(continued)
	Thailand (0.48%)
26,375,300	Bangkok Bank Public Company Limited NVDR (4)	$84,757,791	$97,010,814
448,850	Bangkok Bank Public Company Limited (4)	1,459,292	1,677,327
577,000	The Oriental Hotel Public Company, Limited (1)	2,636,472	8,760,688
		88,853,555	107,448,829
	United Kingdom (0.64%)
1,609,143	Anglo American Plc (12)	35,465,322	110,848,275
3,434,002	Mondi Plc (11)	31,636,962	31,818,060
		67,102,284	142,666,335
	Miscellaneous (0.12%)
1,375,000	Banco Latinoamericano de Exportaciones SA ADR (4)	22,535,552	26,771,250
	Total Common and Preferred Stocks—Non U.S.	7,032,315,088	10,245,643,427
Ounces
	Commodity (4.46%)
1,249,002	Gold bullion (a)	693,749,790	992,494,359
Principal Amount
	Notes, Bonds and Convertible Bonds (5.38%)
	U.S. Treasury Notes (1.65%)
$10,000,000	U.S. Treasury Zero Coupon Strip due 11/15/2007 (a)(5)	9,976,069	9,984,820
64,872,052	U.S. Treasury Inflation Index Note 4 1/4% due 1/15/2010 (g)(5)	66,969,595	68,434,955
11,117,860	U.S. Treasury Inflation Index Note 2 3/8% due 4/15/2011 (g)(5)	11,285,413	11,294,190
266,593,000	U.S. Treasury Note 5 1/8% due 6/30/2011 (5)	266,916,223	276,569,443
		355,147,300	366,283,408
	U.S. Dollar Notes and Bonds (0.87%)
3,500,000	Computer Associates International Inc. 6 1/2% due 4/15/2008 (15)	3,430,854	3,539,973
13,500,000	GATX Corporation 8 7/8% due 6/01/2009 (4)	13,243,066	14,321,313
4,910,000	American Standard Companies Inc. 8 1/4% due 6/01/2009 (8)	4,994,267	5,125,210
6,900,000	Briggs & Stratton Corporation 8 7/8% due 3/15/2011 (1)	7,107,143	7,383,000
3,500,000	Toys 'R' Us, Inc. 7 5/8% due 8/01/2011 (14)	3,444,976	3,150,000
28,930,000	Blount International Inc. 8 7/8% due 8/01/2012 (c)(8)	28,964,209	29,508,600
21,147,000	Tronox Worldwide LLC 9 1/2% due 12/01/2012 (9)	21,667,317	20,512,590
12,522,000	Sirius Satellite Radio Inc. 9 5/8% due 8/01/2013 (10)	12,246,308	12,506,347
2,810,655	Avis Budget Car Rental LLC 7 5/8% due 5/15/2014 (8)	2,752,778	2,796,602
14,500,000	Level 3 Financing, Inc. 9 1/4% due 11/01/2014 (15)	14,000,375	13,738,750

See Notes to Financial Statements.

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2007

Principal Amount			Cost (Note 1)	Value (Note 1)
		Notes, Bonds and Convertible Bonds—(continued)
		U.S. Dollar Notes and Bonds—(continued)
	$12,554,000	Yankee Acquisition Corporation 8 1/2% due 2/15/2015 (1)	$12,445,663	$11,831,635
	22,554,000	Yankee Acquisition Corporation 9 3/4% due 2/15/2017 (1)	21,710,408	20,975,220
	28,622,000	Valassis Communications, Inc 8 1/4 due 3/01/2015 (10)	26,039,359	24,257,145
	2,000,000	Legrand SA 8 1/2% due 2/15/2025 (8)	1,956,808	2,350,000
	4,200,000	Bausch & Lomb Inc. 7 1/8% due 8/01/2028 (6)	3,556,000	3,864,000
	10,000,000	Christiania Bank Floating Rate Perpetual Notes (5.5625% @ 10/31/2007) (4)	6,903,005	7,997,480
	3,500,000	Den Norske Bank Floating Rate Perpetual Notes (5.65% @ 10/31/2007) (4)	2,651,444	2,836,750
	3,170,000	Den Norske Bank Floating Rate Perpetual Notes (5.8125% @ 10/31/2007) (4)	2,177,816	2,585,357
	5,500,000	Bergen Bank Floating Rate Perpetual Notes (5.5625% @ 10/31/2007) (4)	3,970,882	4,400,000
			193,262,678	193,679,972
		Non U.S. Dollar Notes and Bonds (2.86%)
HKD	205,000,000	Hong Kong Government 3.57% due 12/17/2007 (5)	26,350,531	26,503,046
HKD	199,650,000	Hong Kong Government 3.34% due 12/19/2008 (5)	25,523,746	25,886,186
HKD	217,650,000	Hong Kong Government 2.52% due 3/24/2009 (5)	27,756,943	27,931,516
EUR	2,959,000	Koninklijke Ahold NV 5 7/8% due 5/09/2008 (14)	3,197,605	4,299,603
SEK	125,000,000	Sweden Government I/L 4.6745% due 12/01/2008 (g)(5)	17,644,048	23,924,065
MYR	165,000,000	Malaysian Government 4.305% due 2/27/2009 (5)	43,623,401	49,995,346
MYR	37,014,000	Malaysian Government 3.756% due 4/28/2011 (5)	9,917,721	11,180,703
EUR	2,500,000	Independent News & Media Plc 5 3/4% due 5/17/2009 (10)	2,816,098	3,625,416
SGD	52,947,000	Singapore Government 2 3/8% due 10/01/2009 (5)	32,118,393	36,787,831
SGD	109,583,000	Singapore Government 4 5/8% due 7/01/2010 (5)	78,981,506	80,484,445
EUR	13,650,000	Waterford Wedgwood Plc 9 7/8% due 12/01/2010 (b)(1)	15,815,759	17,672,139
GBP	3,000,000	Marks & Spencer Group Plc 6 3/8% due 11/07/2011 (14)	5,149,742	6,262,696
EUR	107,178,066	Republic of France O.A.T. I/L 3% due 7/25/2012 (g)(5)	144,228,979	162,874,382
EUR	37,300,000	UPC Holding BV 8 5/8% due 1/15/2014 (b)(10)	44,099,174	55,844,785
EUR	57,200,000	UPC Holding BV 7 3/4% due 1/15/2014 (b)(10)	66,673,273	82,949,516
EUR	12,000,000	FINEL 9 1/2% due 6/30/2017 (b)(d)(e)(f)(11)	14,474,400	8,679,300
EUR	15,000,000	FINEL 9 1/2% due 10/15/2017 (b)(d)(e)(f)(11)	18,067,500	10,849,125
			576,438,819	635,750,100
		Total Notes, Bonds and Convertible Bonds	1,124,848,797	1,195,713,480
		Short-Term Investments (18.77%)
	$25,000,000	3M Company 4.68% due 11/27/2007	24,915,500	24,915,500
	12,193,000	7-Eleven Inc. 4.72% due 11/01/2007	12,193,000	12,193,000
	20,000,000	7-Eleven Inc. 4.7% due 11/06/2007	19,986,944	19,986,944

See Notes to Financial Statements.

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2007

Principal Amount		Cost (Note 1)	Value (Note 1)
	Short-Term Investments—(continued)
$15,000,000	7-Eleven Inc. 4.69% due 11/07/2007	$14,988,275	$14,988,275
10,000,000	7-Eleven Inc. 4.71% due 11/20/2007	9,975,142	9,975,142
13,000,000	7-Eleven Inc. 4.65% due 11/21/2007	12,966,417	12,966,417
10,010,000	Air Liquide 4.71% due 11/02/2007	10,008,690	10,008,690
20,085,000	Air Liquide 4.78% due 11/05/2007	20,074,333	20,074,333
25,120,000	Air Liquide 4.76% due 11/13/2007	25,080,143	25,080,143
15,067,000	Air Liquide 4.75% due 11/19/2007	15,031,216	15,031,216
50,000,000	Air Liquide 4.68% due 11/29/2007	49,818,000	49,818,000
25,559,000	Air Liquide 4.65% due 11/29/2007	25,466,562	25,466,562
25,113,000	Air Liquide 4.6% due 11/29/2007	25,023,151	25,023,151
20,000,000	AstraZeneca 4.88% due 11/02/2007	19,997,289	19,997,289
10,384,000	AstraZeneca 5.45% due 11/05/2007	10,377,712	10,377,712
26,753,000	AstraZeneca 4.85% due 11/06/2007	26,734,979	26,734,979
15,650,000	AstraZeneca 4.86% due 11/09/2007	15,633,098	15,633,098
13,300,000	AstraZeneca 4.88% due 11/13/2007	13,278,365	13,278,365
25,000,000	AstraZeneca 4.87% due 12/10/2007	24,868,104	24,868,104
25,841,000	BASF Corporation 5.3% due 11/05/2007	25,825,783	25,825,783
55,000,000	BASF Corporation 4.75% due 12/14/2007	54,687,951	54,687,951
35,792,000	BMW US Capital LLC 4.73% due 11/09/2007	35,754,379	35,754,379
30,112,000	BMW US Capital LLC 4.73% due 12/10/2007	29,957,701	29,957,701
20,000,000	BP Capital Markets PLC 4.96% due 11/15/2007	19,961,422	19,961,422
25,000,000	Caterpillar Financial Services Corporation 4.72% due 11/05/2007	24,986,889	24,986,889
28,273,000	Cintas Corporation 4.78% due 11/01/2007	28,273,000	28,273,000
49,000,000	Cintas Corporation 4.77% due 11/02/2007	48,993,507	48,993,507
25,000,000	Cintas Corporation 4.72% due 11/02/2007	24,996,722	24,996,722
30,000,000	Cintas Corporation 4.78% due 11/05/2007	29,984,067	29,984,067
20,000,000	Cintas Corporation 4.68% due 11/05/2007	19,989,600	19,989,600
14,500,000	Cintas Corporation 4.77% due 11/05/2007	14,492,315	14,492,315
11,000,000	Cintas Corporation 4.76% due 11/06/2007	10,992,728	10,992,728
18,000,000	Cintas Corporation 4.74% due 11/07/2007	17,985,780	17,985,780
15,000,000	Cintas Corporation 4.77% due 11/14/2007	14,974,163	14,974,163
11,000,000	Cintas Corporation 4.77% due 11/15/2007	10,979,595	10,979,595
52,085,000	Cintas Corporation 4.77% due 11/16/2007	51,981,482	51,981,482
19,000,000	The Coca-Cola Company 4.54% due 11/19/2007	18,956,870	18,956,870
20,000,000	The Clorox Company 5.05% due 11/05/2007	19,988,778	19,988,778
15,200,000	Colgate-Palmolive Company 4.67% due 11/20/2007	15,162,536	15,162,536
29,250,000	ConocoPhillips Company 4.87% due 11/27/2007	29,147,121	29,147,121
24,165,000	Diageo Capital Plc 5.23% due 11/01/2007	24,165,000	24,165,000
6,077,000	Diageo Capital Plc 5.2% due 11/01/2007	6,077,000	6,077,000
26,323,000	Diageo Capital Plc 5.25% due 11/02/2007	26,319,161	26,319,161
25,000,000	Diageo Capital Plc 5.3% due 11/02/2007	24,996,319	24,996,319
15,000,000	Diageo Capital Plc 5.2% due 11/02/2007	14,997,833	14,997,833

See Notes to Financial Statements.

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2007

Principal Amount		Cost (Note 1)	Value (Note 1)
	Short-Term Investments—(continued)
$25,000,000	Diageo Capital Plc 5.27% due 11/05/2007	$24,985,361	$24,985,361
15,000,000	Diageo Capital Plc 5.27% due 11/06/2007	14,989,021	14,989,021
15,780,000	Diageo Capital Plc 5.15% due 11/08/2007	15,764,198	15,764,198
36,494,000	Diageo Capital Plc 5.28% due 11/09/2007	36,451,180	36,451,180
15,000,000	Diageo Capital Plc 5.27% due 11/13/2007	14,973,650	14,973,650
11,172,000	Diageo Capital Plc 5.29% due 11/13/2007	11,152,300	11,152,300
25,972,000	Diageo Capital Plc 5.28% due 11/14/2007	25,922,480	25,922,480
1,956,000	Diageo Capital Plc 5.22% due 11/14/2007	1,952,313	1,952,313
32,547,000	Diageo Capital Plc 5.2% due 11/15/2007	32,481,183	32,481,183
11,813,000	Diageo Capital Plc 5.28% due 11/15/2007	11,788,744	11,788,744
12,214,000	Diageo Capital Plc 5.28% due 11/16/2007	12,187,129	12,187,129
24,000,000	Diageo Capital Plc 4.75% due 12/04/2007	23,895,500	23,895,500
13,426,000	Diageo Capital Plc 5.3% due 12/10/2007	13,348,912	13,348,912
12,000,000	Diageo Capital Plc 5.31% due 12/14/2007	11,923,890	11,923,890
25,000,000	Dover Corporation 4.8% due 11/06/2007	24,983,333	24,983,333
33,049,000	Dover Corporation 4.68% due 11/20/2007	32,967,369	32,967,369
23,380,000	The Dow Chemical Company 5.2% due 11/08/2007	23,356,360	23,356,360
2,300,000	Emerson Electric Company 4.7% due 11/02/2007	2,299,700	2,299,700
20,000,000	Emerson Electric Company 4.6% due 11/05/2007	19,989,778	19,989,778
10,145,000	Estèe Lauder Inc. 4.75% due 11/06/2007	10,138,307	10,138,307
10,000,000	Estèe Lauder Inc. 4.75% due 11/19/2007	9,976,250	9,976,250
5,075,000	Estèe Lauder Inc. 4.71% due 12/07/2007	5,051,097	5,051,097
9,000,000	Estèe Lauder Inc. 4.72% due 12/11/2007	8,952,800	8,952,800
4,000,000	Estèe Lauder Inc. 4.72% due 12/12/2007	3,978,498	3,978,498
15,915,000	Genentech Inc. 4.67% due 11/09/2007	15,898,484	15,898,484
25,000,000	Hitachi Limited 5% due 11/01/2007	25,000,000	25,000,000
11,500,000	Hitachi Limited 5.15% due 11/01/2007	11,500,000	11,500,000
20,000,000	Hitachi Limited 4.9% due 11/02/2007	19,997,278	19,997,278
20,000,000	Hitachi Limited 4.75% due 11/27/2007	19,931,389	19,931,389
15,000,000	Hitachi Limited 4.85% due 11/27/2007	14,947,458	14,947,458
23,141,000	The Home Depot U.S.A. Inc. 5.065% due 11/01/2007	23,141,000	23,141,000
30,000,000	Honeywell International Inc. 4.71% due 12/04/2007	29,870,475	29,870,475
20,000,000	ITT Corporation 5.3% due 11/05/2007	19,988,222	19,988,222
20,000,000	ITT Corporation 5% due 11/06/2007	19,986,111	19,986,111
15,600,000	ITT Corporation 5.25% due 11/14/2007	15,570,425	15,570,425
30,000,000	ITT Corporation 5.2% due 11/19/2007	29,922,000	29,922,000
25,000,000	ITT Corporation 4.95% due 11/19/2007	24,938,125	24,938,125
24,487,000	ITT Corporation 5% due 11/19/2007	24,425,783	24,425,783
18,456,000	ITT Corporation 4.85% due 12/06/2007	18,368,975	18,368,975
18,000,000	Johnson & Johnson 4.65% due 11/13/2007	17,972,100	17,972,100
6,686,000	Johnson & Johnson 4.6% due 12/10/2007	6,652,681	6,652,681
25,000,000	Kraft Foods Inc. 4.86% due 11/01/2007	25,000,000	25,000,000

See Notes to Financial Statements.

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2007

Principal Amount		Cost (Note 1)	Value (Note 1)
	Short-Term Investments—(continued)
$25,000,000	Kraft Foods Inc. 4.87% due 11/01/2007	$25,000,000	$25,000,000
5,000,000	Kraft Foods Inc. 4.84% due 11/01/2007	5,000,000	5,000,000
23,000,000	Kraft Foods Inc. 5.35% due 11/02/2007	22,996,582	22,996,582
23,486,000	Kraft Foods Inc. 4.75% due 11/08/2007	23,464,308	23,464,308
10,000,000	Kraft Foods Inc. 4.78% due 11/08/2007	9,990,706	9,990,706
13,050,000	Kraft Foods Inc. 4.8% due 11/09/2007	13,036,080	13,036,080
25,000,000	Kraft Foods Inc. 4.86% due 11/19/2007	24,939,250	24,939,250
25,000,000	Kraft Foods Inc. 4.63% due 12/07/2007	24,884,250	24,884,250
20,000,000	L'Orèal SA 4.75% due 11/02/2007	19,997,361	19,997,361
22,845,000	L'Orèal SA 4.73% due 11/05/2007	22,832,994	22,832,994
17,500,000	L'Orèal SA 4.73% due 11/16/2007	17,465,510	17,465,510
21,250,000	L'Orèal SA 4.72% due 11/19/2007	21,199,850	21,199,850
20,000,000	L'Orèal SA 4.72% due 11/20/2007	19,950,178	19,950,178
30,000,000	L'Orèal SA 4.72% due 11/21/2007	29,921,333	29,921,333
20,000,000	L'Orèal SA 4.7% due 11/26/2007	19,934,722	19,934,722
25,000,000	Monsanto Company 5.25% due 11/26/2007	24,908,854	24,908,854
9,697,000	Monsanto Company 5.27% due 11/26/2007	9,661,512	9,661,512
20,000,000	Monsanto Company 4.9% due 11/29/2007	19,923,778	19,923,778
20,000,000	Monsanto Company 5% due 11/29/2007	19,922,222	19,922,222
26,860,000	Monsanto Company 5.05% due 11/30/2007	26,750,732	26,750,732
18,563,000	Monsanto Company 5.25% due 11/30/2007	18,484,494	18,484,494
16,202,000	Nestlè Capital Corporation 5.25% due 11/13/2007	16,173,647	16,173,647
10,108,000	Nestlè Capital Corporation 4.54% due 11/26/2007	10,076,132	10,076,132
25,000,000	Nestlè Capital Corporation 4.29% due 12/04/2007	24,901,687	24,901,687
7,400,000	NetJets Inc. 4.55% due 12/20/2007	7,354,171	7,354,171
15,700,000	Pitney Bowes Inc. 4.7% due 11/08/2007	15,685,652	15,685,652
18,850,000	Praxair Inc. 4.72% due 11/01/2007	18,850,000	18,850,000
20,000,000	Praxair Inc. 4.72% due 11/08/2007	19,981,644	19,981,644
13,560,000	Praxair Inc. 4.71% due 11/08/2007	13,547,581	13,547,581
20,000,000	Praxair Inc. 4.7% due 11/09/2007	19,979,111	19,979,111
25,000,000	Praxair Inc. 4.67% due 11/13/2007	24,961,083	24,961,083
19,073,000	Praxair Inc. 4.67% due 11/13/2007	19,043,310	19,043,310
25,000,000	Praxair Inc. 4.67% due 11/14/2007	24,957,840	24,957,840
26,910,000	Praxair Inc. 4.65% due 11/15/2007	26,861,338	26,861,338
25,000,000	Praxair Inc. 4.65% due 11/16/2007	24,951,563	24,951,563
24,650,000	Praxair Inc. 4.58% due 11/19/2007	24,593,552	24,593,552
20,786,000	Praxair Inc. 4.6% due 11/19/2007	20,738,192	20,738,192
28,028,000	Praxair Inc. 4.55% due 11/26/2007	27,939,439	27,939,439
25,000,000	Procter & Gamble Company 4.78% due 11/05/2007	24,986,722	24,986,722
25,000,000	Procter & Gamble Company 4.79% due 11/05/2007	24,986,694	24,986,694
25,000,000	Procter & Gamble Company 4.73% due 11/09/2007	24,973,722	24,973,722
19,865,000	Procter & Gamble Company 4.73% due 11/14/2007	19,831,069	19,831,069

See Notes to Financial Statements.

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2007

Principal Amount		Cost (Note 1)	Value (Note 1)
	Short-Term Investments—(continued)
$13,203,000	Procter & Gamble Company 4.77% due 11/14/2007	$13,180,258	$13,180,258
28,239,000	Procter & Gamble Company 4.98% due 11/16/2007	28,180,404	28,180,404
30,000,000	Procter & Gamble Company 4.73% due 11/19/2007	29,929,050	29,929,050
25,000,000	Procter & Gamble Company 4.75% due 11/19/2007	24,940,625	24,940,625
25,000,000	Procter & Gamble Company 4.74% due 12/03/2007	24,894,667	24,894,667
30,000,000	Procter & Gamble Company 4.74% due 12/10/2007	29,845,950	29,845,950
25,000,000	Siemens AG 4.79% due 11/07/2007	24,980,042	24,980,042
25,000,000	Siemens AG 4.78% due 11/09/2007	24,973,444	24,973,444
14,849,000	Siemens AG 4.79% due 11/14/2007	14,823,315	14,823,315
25,000,000	Siemens AG 4.75% due 11/15/2007	24,953,819	24,953,819
28,525,000	Siemens AG 4.81% due 11/20/2007	28,452,586	28,452,586
25,000,000	Siemens AG 4.81% due 11/21/2007	24,933,194	24,933,194
11,300,000	Siemens AG 4.8% due 12/06/2007	11,247,267	11,247,267
24,708,000	Siemens AG 4.7% due 12/17/2007	24,559,615	24,559,615
10,992,000	Siemens AG 4.68% due 12/17/2007	10,926,268	10,926,268
20,000,000	Siemens AG 4.65% due 12/21/2007	19,870,833	19,870,833
25,000,000	Starbucks Corporation 5.3% due 11/01/2007	25,000,000	25,000,000
21,931,000	Starbucks Corporation 5.3% due 11/01/2007	21,931,000	21,931,000
24,000,000	Starbucks Corporation 5.25% due 11/02/2007	23,996,500	23,996,500
28,041,000	Starbucks Corporation 5.25% due 11/05/2007	28,024,643	28,024,643
25,000,000	Starbucks Corporation 5.25% due 11/05/2007	24,985,417	24,985,417
21,421,000	Starbucks Corporation 5.2% due 11/05/2007	21,408,623	21,408,623
23,950,000	Starbucks Corporation 4.85% due 11/06/2007	23,933,867	23,933,867
19,143,000	Starbucks Corporation 4.85% due 11/15/2007	19,106,894	19,106,894
15,644,000	Starbucks Corporation 5.25% due 11/15/2007	15,612,060	15,612,060
25,000,000	Telstra Corporation Limited 5% due 11/02/2007	24,996,528	24,996,528
30,000,000	Telstra Corporation Limited 5.5% due 11/05/2007	29,981,667	29,981,667
25,000,000	Telstra Corporation Limited 5.2% due 11/05/2007	24,985,556	24,985,556
15,000,000	Telstra Corporation Limited 5.45% due 11/05/2007	14,990,917	14,990,917
50,000,000	Telstra Corporation Limited 5.43% due 11/07/2007	49,954,750	49,954,750
18,944,000	Telstra Corporation Limited 5.55% due 11/07/2007	18,926,477	18,926,477
90,012,000	Telstra Corporation Limited 5.55% due 11/09/2007	89,900,985	89,900,985
30,000,000	Telstra Corporation Limited 5.5% due 11/09/2007	29,963,333	29,963,333
29,988,000	Telstra Corporation Limited 5% due 11/09/2007	29,954,680	29,954,680
25,000,000	Telstra Corporation Limited 5% due 11/13/2007	24,958,333	24,958,333
25,000,000	Telstra Corporation Limited 4.9% due 11/15/2007	24,952,361	24,952,361
35,000,000	Telstra Corporation Limited 4.81% due 11/16/2007	34,929,854	34,929,854
44,000,000	Telstra Corporation Limited 5.15% due 11/21/2007	43,874,111	43,874,111
30,000,000	Telstra Corporation Limited 5.5% due 11/21/2007	29,908,333	29,908,333
25,000,000	Telstra Corporation Limited 5.45% due 11/21/2007	24,924,306	24,924,306
50,000,000	Telstra Corporation Limited 4.94% due 12/06/2007	49,759,861	49,759,861
30,000,000	Telstra Corporation Limited 4.95% due 12/12/2007	29,830,875	29,830,875

See Notes to Financial Statements.

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2007

Principal Amount		Cost (Note 1)		Value (Note 1)
	Short-Term Investments—(continued)
$25,000,000	Telstra Corporation Limited 4.55% due 12/14/2007	$24,864,132		$24,864,132
25,000,000	Time Warner Inc. 5.06% due 11/19/2007	24,936,750		24,936,750
21,446,000	Time Warner Inc. 5.08% due 11/19/2007	21,391,527		21,391,527
25,000,000	Time Warner Inc. 5.01% due 11/26/2007	24,913,021		24,913,021
25,000,000	Time Warner Inc. 4.94% due 11/27/2007	24,910,806		24,910,806
25,000,000	Time Warner Inc. 5.06% due 11/27/2007	24,908,639		24,908,639
16,380,000	Time Warner Inc. 4.98% due 11/27/2007	16,321,087		16,321,087
25,000,000	Time Warner Inc. 5.33% due 11/30/2007	24,892,660		24,892,660
23,000,000	Time Warner Inc. 5.32% due 12/03/2007	22,891,236		22,891,236
30,000,000	Time Warner Inc. 5.2% due 12/06/2007	29,848,333		29,848,333
28,893,000	Time Warner Inc. 4.97% due 12/26/2007	28,673,614		28,673,614
25,000,000	The Walt Disney Company 5.06% due 11/09/2007	24,971,889		24,971,889
25,000,000	The Walt Disney Company 5.08% due 11/13/2007	24,957,667		24,957,667
12,500,000	The Walt Disney Company 4.78% due 11/13/2007	12,480,083		12,480,083
25,000,000	The Walt Disney Company 5.1% due 11/15/2007	24,950,417		24,950,417
13,411,000	The Walt Disney Company 4.75% due 11/16/2007	13,384,457		13,384,457
25,000,000	Unilever N.V. 5.31% due 11/05/2007	24,985,250		24,985,250
4,031,000	United Technologies Corporation 4.7% due 11/02/2007	4,030,474		4,030,474
	Total Short-Term Investments	4,173,098,656		4,173,098,656
	Total Investments (100.56%)	$17,390,870,700	*	22,361,158,589	**
	Liabilities in excess of other assets (–0.56%)			(123,866,196)
	Net Assets (100.00%)			$22,237,292,393

  *  At October 31, 2007 cost of investments for federal income tax purposes was $17,710,281,903.

  **  Gross unrealized appreciation and depreciation of securities at October 31, 2007 for federal income tax purposes were $4,860,040,288 and $209,163,602 respectively (net appreciation was $4,650,876,686).

See Notes to Financial Statements.

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2007

Foreign Currency Exchange Contracts
Purchases
Settlement Dates Through	Foreign Currency To Be Received		U.S. $ Value at October 31, 2007	U.S. $ To Be Delivered	Unrealized Appreciation at October 31, 2007	Unrealized Depreciation at October 31, 2007
12/12/07	8,179,000	euro	$11,834,719	$11,565,924	$268,795	$—
Sales
Settlement Dates Through	Foreign Currency To Be Delivered		U.S. $ To Be Received	U.S. $ Value at October 31, 2007	Unrealized Appreciation at October 31, 2007	Unrealized Depreciation at October 31, 2007
12/12/07	713,035,000	euro	$965,000,964	$1,031,735,976	$—	$(66,735,012)
1/09/08	38,427,000	pound sterling	77,512,552	79,664,935	—	(2,152,383)
1/09/08	11,630,000	pound sterling	23,775,209	24,110,734	—	(335,525)
4/09/08	140,899,000	Swiss franc	120,870,721	122,536,107	—	(1,665,386)
			1,187,159,446	1,258,047,752	—	(70,888,306)
			$1,198,994,165	$1,269,613,676	$268,795	$(70,888,306)

Foreign Currencies	Sector/Industry Classifications		Percent of Net Assets
EUR— euro	(1)	Consumer Discretionary	6.68%
GBP— pound sterling	(2)	Consumer Staples	9.65%
HKD— Hong Kong dollar	(3)	Energy	4.84%
MYR— Malaysian ringgit	(4)	Financials	3.29%
SEK— Swedish krona	(5)	Government Issues	3.65%
SGD— Singapore dollar	(6)	Health Care	6.36%
	(7)	Holding Companies	6.86%
	(8)	Industrials	7.36%
	(9)	Materials	2.54%
	(10)	Media	4.41%
	(11)	Paper and Forest Products	2.59%
	(12)	Precious Metals	8.31%
	(13)	Real Estate	0.02%
	(14)	Retail	3.55%
	(15)	Technology and Telecommunications	9.67%
	(16)	Transportation	1.53%
	(17)	Utilities	0.48%

(a)  Non-income producing security/commodity.

(b)  All or a portion of the security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

See Notes to Financial Statements.

FIRST EAGLE GLOBAL FUND

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2007

(c)  Affiliate as defined by the Investment Company Act of 1940. An affiliate is defined as a company in which the Fund directly or indirectly owns, controls, or holds power to vote 5% or more of the outstanding voting securities. Following is a summary of transactions with each such affiliate for the year ended October 31, 2007.

	Purchases		Sales		Realized	Dividend
Affiliate	Shares	Cost	Shares	Cost	Gain (Loss)	Income
Blount International, Inc.	505,180	$5,831,104	—	—	—	—
Chofu Seisakusho Company, Limited	422,800	7,457,540	—	—	—	$306,925
City e-Solutions Limited	—	—	761,220	$34,389	$131,504	165,100
Conbraco Industries, Inc.	—	—	—	—	—	—
Daeduck GDS Company, Limited	—	—	—	—	—	428,117
Deceuninck	—	—	—	—	—	478,637
East Texas Financial Services, Inc.	—	—	—	—	—	17,213
Getty Images, Inc.	3,400,450	133,280,462	—	—	—	—
IDACORP, Inc.	1,847,350	61,722,388	10,150	322,590	74,032	873,516
International Speedway Corporation, Class 'A'	3,038,000	156,219,744	244,570	13,026,189	(1,759,069)	257,494
Kaiser Ventures LLC	—	—	—	—	—	—
Kose Corporation	1,162,100	31,613,678	278,800	8,185,277	(859,121)	976,854
Meitec Corporation	2,859,105	83,992,185	—	—	—	1,364,556
Mills Music Trust	—	—	—	—	—	126,732
Nam Yang Dairy Products Company, Limited	—	—	18,108	5,671,900	11,825,372	55,878
NSC Groupe	—	—	—	—	—	175,619
PARK 24 Company, Limited	11,428,800	116,657,624	—	—	—	2,800,857
Phoenixtec Power Company, Limited	13,801,970	14,028,896	—	—	—	1,690,434
Rayonier Inc.	242,880	11,054,555	251,850	6,433,928	3,400,514	10,815,341
Sabeton SA	—	—	—	—	—	69,618
Shaw Brothers (Hong Kong) Limited	—	—	864,400	1,247,052	320,125	1,352,295
Shimano Inc.	495,100	15,479,890	1,792,630	41,020,217	13,096,621	1,610,364
Société Sucrière de Pithiviers-le-Vieil	—	—	—	—	—	1,564,778
T. Hasegawa Company, Limited	471,200	7,958,020	—	—	—	717,638
Total					$26,229,978	$25,847,966

(d)  Security for which there is less than three market makers.

(e)  Represents interest in a restricted security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. Information concerning each restricted security holding on October 31, 2007 is shown below.

Security	Acquisition Date	Cost	Carrying Value Per Share/Principal
Kaiser Ventures LLC	6/24/1993	—	$2.87
FINEL 9 1/2% due 6/30/2017	6/22/2005	$14,474,400	0.72
FINEL 9 1/2% due 10/15/2017	10/11/2005	18,067,500	0.72
LandCo LLC	9/06/2006	669,030	3.48

(f)  Securities valued in accordance with fair value procedures under the supervision of the Board of Trustees, representing 0.10% of net assets.

(g)  Inflation protected security.

See Notes to Financial Statements.

FUND OVERVIEW

FIRST EAGLE OVERSEAS FUND  Data as of October 31, 2007 (Unaudited)

THE INVESTMENT STYLE

The First Eagle Overseas Fund seeks long-term growth of capital by investing primarily in equities issued by non-U.S. corporations. Management's research-driven process seeks to minimize risk by focusing on undervalued securities.

ASSET ALLOCATION

COUNTRIES

Japan	24.11%
France	17.37%
South Korea	7.34%
Switzerland	7.08%
United States	5.81%
Singapore	2.94%
Germany	2.84%
Netherlands	2.57%
Italy	2.37%
Hong Kong	2.13%
Mexico	1.83%
Canada	1.72%
Thailand	1.50%
United Kingdom	1.42%
South Africa	1.19%
Brazil	1.07%
Taiwan	0.82%
Malaysia	0.69%
Chile	0.48%
Belgium	0.45%
Australia	0.44%
Spain	0.42%
India	0.37%
Ireland	0.33%
Other	0.36%

The Fund's portfolio composition (represented as a percentage of net assets) is subject to change at any time.

AVERAGE ANNUAL RETURNS

	ONE-YEAR	FIVE-YEARS	TEN-YEARS
First Eagle Overseas Fund (A Shares)
without sales load	18.20%	24.55%	16.52%
with sales load	12.29%	23.28%	16.07%
MSCI EAFE Index	24.91%	23.21%	9.26%
Consumer Price Index	3.54%	2.88%	2.60%

GROWTH OF A $10,000 INITIAL INVESTMENT

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses. The average annual returns for Class A Shares give effect to the deduction of the maximum sales load of 3.75% for periods prior to March 1, 2000 and of 5.00% thereafter. The MSCI EAFE Index is a total return index, reported in U.S. Dollars, based on share prices and reinvested net dividends of approximately 1,100 companies from 21 countries and is not available for purchase. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

TOP 10 HOLDINGS

Gold bullion (precious metal)	4.67%
Nestlé SA (Swiss food manufacturer)	3.16%
Sanofi-Aventis (French health care company)	2.53%
Sodexho Alliance SA (French food management services provider)	2.37%
Pargesa Holding SA (Swiss diversified financials company)	2.35%
SK Telecom Company, Limited ADR (South Korean wireless telecommunications company)	2.05%
Shimano Inc. (Japanese bicycle parts manufacturer)	1.76%
Samsung Electronics Company, Limited Pfd. (South Korean electronics company)	1.76%
Sompo Japan Insurance Inc. (Japanese insurance company)	1.68%
Republic of France O.A.T. I/L 3% due 7/25/2012 (French government bond)	1.51%

FIRST EAGLE OVERSEAS FUND

SCHEDULE OF INVESTMENTS

October 31, 2007

Number of Shares		Cost (Note 1)	Value (Note 1)
	Common and Preferred Stocks (78.11%)
	Australia and New Zealand (0.49%)
11,881,161	Spotless Group Limited (c)(8)	$36,382,798	$49,192,022
5,750,000	Tasman Farms (a)(c)(2)	1,054,354	4,862,026
		37,437,152	54,054,048
	Belgium (0.45%)
2,027,619	Deceuninck (c)(1)	47,275,994	50,008,540
	Brazil (1.07%)
1,436,872	Petroleo Brasiliero SA ADR (3)	33,865,845	119,533,382
	Canada (1.38%)
905,890	EnCana Corporation (3)	18,012,558	63,140,533
2,960,580	IAMGOLD Corporation (12)	18,361,679	25,801,076
659,400	Goldcorp Inc. (12)	16,153,559	23,164,722
525,720	Aber Diamond Corporation (9)	10,955,057	22,985,379
583,062	Calfrac Well Services Limited (3)	9,961,243	12,371,887
3,638,271	Catalyst Paper Corporation (a)(11)	10,981,521	5,437,685
		84,425,617	152,901,282
	Chile (0.48%)
23,895,802	Quinenco SA (8)	15,827,311	53,784,327
	Commonwealth of Independent States (0.00%)
100,000	First NIS Regional Fund SICAV (b)(f)(7)	1,000,000	50,000
9,000	Baltic Republic Fund (d)(7)	185,750	6,750
		1,185,750	56,750
	France (15.37%)
3,218,890	Sanofi-Aventis (6)	273,471,188	281,891,510
3,657,394	Sodexho Alliance SA (1)	105,532,249	263,313,322
834,577	Wendel (7)	18,222,426	143,120,358
1,477,554	Rémy Cointreau SA (2)	43,919,771	113,386,720
760,240	Air Liquide SA (9)	95,168,038	104,462,893
541,618	Laurent-Perrier (c)(2)	17,871,120	100,904,068
728,170	Neopost SA (8)	36,266,681	84,445,811
1,078,850	Société BIC SA (8)	55,417,087	83,726,750
1,084,568	Carrefour SA (2)	61,330,991	77,957,738
344,440	Société Foncière Financière et de Participations (7)	22,591,007	56,974,850
613,300	Total SA (3)	41,767,710	49,370,961
735,683	Essilor International SA (6)	14,575,627	46,814,256
227,140	Robertet SA (c)(2)	19,306,879	42,056,878

See Notes to Financial Statements.

FIRST EAGLE OVERSEAS FUND

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2007

Number of Shares		Cost (Note 1)	Value (Note 1)
	Common and Preferred Stocks—(continued)
	France—(continued)
51,500	Robertet SA C.I. (2)	$2,151,628	$6,406,770
540,680	Zodiac SA (8)	29,937,796	37,385,367
38,750	Société Sucrière de Pithiviers-le Vieil (c)(2)	15,309,438	34,193,386
250,182	L' Oréal SA (2)	18,415,523	32,802,685
619,193	Trigano SA (1)	29,362,325	32,397,238
1,007,646	Télévision Française 1 SA (10)	26,502,643	27,825,781
279,361	Gaumont SA (10)	14,354,980	24,327,401
533,620	Vivendi SA (10)	17,346,777	23,990,901
102,796	Guyenne et Gascogne SA (2)	17,226,064	19,165,885
300,000	Frégate SAS 2% Conv. Pfd due 3/31/2013 (a)(d)(e)(f)(7)	3,620,400	8,101,172
3,593,581	FINEL (b)(c)(d)(e)(f)(h)(11)	9,152,131	5,146,311
26,499	NSC Groupe (8)	4,385,060	3,123,685
20,000	Didot-Bottin SA (a)(7)	1,934,129	2,004,629
1,000	Société Vermandoise de Sucreries (2)	854,846	1,938,377
100,000	Sabeton SA (7)	1,463,142	1,880,515
		997,457,656	1,709,116,218
	Germany (2.84%)
915,140	Pfeiffer Vacuum Technology AG (c)(8)	39,449,539	77,905,380
917,125	Fraport AG (16)	35,695,044	71,454,293
553,222	Hornbach Holding AG Pfd. (14)	35,962,361	69,622,905
1,358,769	Bertelsmann AG D.R.C. (10)	30,601,684	44,519,193
195,535	Axel Springer AG (10)	9,333,359	30,200,017
1,644,040	Singulus Technologies (a)(8)	20,586,775	20,048,108
39,239	Grenkeleasing AG (4)	1,523,059	1,690,915
		173,151,821	315,440,811
	Hong Kong (1.71%)
6,776,030	Guoco Group Limited (7)	49,652,331	104,036,793
17,482,440	Shaw Brothers (Hong Kong) Limited (10)	15,754,118	36,089,985
7,000,000	Hopewell Holdings Limited (13)	7,763,618	36,035,920
10,000,000	SmarTone Telecommunications Holdings Limited (15)	11,260,665	12,205,507
10,851,720	City e-Solutions Limited (1)	323,358	1,820,148
		84,754,090	190,188,353
	India (0.37%)
1,150,000	Tata Motors Limited (1)	11,635,888	22,163,020
482,001	Nestlé India Limited (2)	6,511,864	19,155,138
		18,147,752	41,318,158

See Notes to Financial Statements.

FIRST EAGLE OVERSEAS FUND

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2007

Number of Shares		Cost (Note 1)	Value (Note 1)
	Common and Preferred Stocks—(continued)
	Indonesia (0.02%)
4,500,000	PT Bat Indonesia Tbk (a)(c)(2)	$4,735,462	$2,324,942
	Italy (2.37%)
6,971,566	Italcementi S.p.A. RNC (9)	81,896,049	115,974,265
1,126,696	Italmobiliare S.p.A. RNC (9)	45,280,095	94,366,698
85,325	Italmobiliare S.p.A. (9)	11,927,829	10,455,491
5,828,718	Gewiss S.p.A. (8)	21,929,171	42,663,551
		161,033,144	263,460,005
	Japan (24.11%)
5,398,500	Shimano Inc. (c)(1)	95,184,798	195,891,575
16,004,250	Sompo Japan Insurance Inc. (4)	181,680,296	186,724,354
100,097	NTT DoCoMo Inc. (15)	156,505,175	144,243,257
1,052,900	SMC Corporation (8)	137,686,217	140,575,563
2,717,900	Secom Company, Limited (8)	114,814,839	139,439,984
564,600	Keyence Corporation (15)	122,592,037	129,736,204
996,680	Hirose Electric Company, Limited (15)	119,146,885	118,706,972
2,240,100	Ono Pharmaceutical Company, Limited (6)	90,296,952	115,510,170
2,273,020	Astellas Pharma Inc. (6)	96,480,690	100,435,538
1,724,870	Toyota Motor Corporation (1)	62,362,453	98,375,762
1,712,270	Canon Inc. (15)	83,350,232	85,468,575
4,155,310	Toho Company, Limited (10)	62,538,089	82,604,800
13,699,900	Aioi Insurance Company, Limited (4)	43,912,843	79,205,985
2,936,700	Kose Corporation (2)	85,642,014	75,205,217
2,387,767	Meitec Corporation (c)(8)	73,219,254	70,268,068
7,500,930	NIPPONKOA Insurance Company, Limited (4)	33,069,082	68,370,819
3,147,491	T. Hasegawa Company, Limited (c)(2)	42,160,090	55,466,007
10,460,000	Okumura Corporation (8)	54,694,686	55,207,952
2,152,900	AIFUL Corporation (4)	36,805,548	50,554,230
2,271,850	Nitto Kohki Company, Limited (c)(8)	38,484,456	49,501,658
2,805,900	MISUMI Group Inc. (8)	48,180,532	47,229,829
5,453,000	Kansai Paint Company, Limited (9)	41,956,987	40,851,938
1,760,700	Ariake Japan Company, Limited (c)(2)	38,204,234	36,377,152
3,189,600	Mitsui Sumitomo Insurance Company, Limited (4)	15,084,508	36,327,577
296,400	FANUC Limited (8)	28,488,769	32,265,775
2,079,020	Cosel Company, Limited (c)(8)	34,721,250	29,598,444
1,546,300	Fuji Seal International, Inc. (c)(9)	37,966,813	28,927,267
2,030,330	Maezawa Kasei Industries Company, Limited (c)(8)	31,422,463	27,741,998
1,716,770	Circle K Sunkus Company, Limited (2)	30,450,607	26,214,666
2,181,200	Seikagaku Corporation (6)	17,605,118	25,921,809
1,578,100	Chofu Seisakusho Company, Limited (1)	25,267,903	25,823,330

See Notes to Financial Statements.

FIRST EAGLE OVERSEAS FUND

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2007

Number of Shares		Cost (Note 1)	Value (Note 1)
	Common and Preferred Stocks—(continued)
	Japan—(continued)
1,897,056	Nissin Healthcare Food Service Company, Limited (2)	$32,039,654	$23,253,119
936,347	Mandom Corporation (2)	15,567,941	23,247,124
807,000	Shimachu Company, Limited (14)	16,965,249	23,118,191
853,360	Icom Inc. (c)(15)	22,353,412	22,297,961
303,200	Mabuchi Motor Company, Limited (15)	18,025,224	20,424,775
2,681,675	The Tokushima Bank, Limited (4)	18,101,280	18,157,963
798,380	Chudenko Corporation (8)	12,166,734	16,252,451
100,000	ASAHI Broadcasting Corporation (10)	6,141,481	15,452,060
1,547,100	PARK24 Company, Limited (8)	13,768,972	15,310,508
608,246	Matsumoto Yushi-Seiyaku Company, Limited (c)(9)	14,767,376	15,259,611
427,500	SK Kaken Company, Limited (8)	7,390,751	14,102,175
894,400	Daiichikosho Company, Limited (10)	9,256,567	10,559,347
985,500	Yomeishu Seizo Company, Limited (2)	8,201,966	9,838,318
594,300	Aderans Company, Limited (2)	11,805,545	9,549,453
1,026,000	Shingakukai Company, Limited (c)(1)	7,935,087	6,466,218
1,035,290	Sansei Yusoki Company, Limited (c)(8)	9,147,298	6,111,352
456,000	OSG Corporation (8)	5,581,793	5,739,832
312,785	Shoei Company, Limited (7)	1,376,325	5,620,599
175,600	As One Corporation (6)	4,732,542	4,070,072
211,364	Nagaileben Company, Limited (6)	4,361,527	3,899,028
423,700	Tachi-S Company, Limited (1)	3,263,755	3,210,991
122,100	Milbon Company, Limited (2)	3,584,409	3,201,024
325,000	Sonton Food Industry Company, Limited (2)	3,298,777	2,736,664
37,100	Tachihi Enterprise Company, Limited (13)	1,374,762	2,045,097
120,600	Doshisha Corporation, Limited (1)	2,390,102	2,040,448
		2,333,574,349	2,680,736,856
	Malaysia (0.39%)
17,724,610	Genting Berhad (1)	39,307,907	43,846,486
	Mexico (1.83%)
6,510,750	Industrias Peñoles SAB de C.V. (12)	6,770,859	153,903,184
10,734,970	Grupo Modelo SA de C.V. (2)	39,834,954	49,938,263
		46,605,813	203,841,447
	Netherlands (1.72%)
1,589,959	Heineken Holding NV (2)	38,301,461	93,907,169
496,018	Hal Trust NV (7)	13,919,475	58,090,000
1,000,000	Koninklijke Grolsch NV (c)(2)	23,826,083	39,360,625
		76,047,019	191,357,794

See Notes to Financial Statements.

FIRST EAGLE OVERSEAS FUND

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2007

Number of Shares		Cost (Note 1)	Value (Note 1)
	Common and Preferred Stocks—(continued)
	Singapore (2.43%)
16,074,650	Haw Par Corporation Limited (c)(8)	$42,645,819	$87,660,743
3,132,020	United Overseas Bank Limited (4)	40,462,665	46,483,574
9,974,000	Fraser & Neave Limited (2)	10,285,189	41,310,185
10,000,000	United Overseas Land Limited (7)	12,162,423	36,240,638
16,750,000	Singapore Airport Terminal Services Limited (16)	20,204,311	34,687,468
17,549,625	ComfortDelgro Corporation Limited (16)	6,946,456	23,380,924
		132,706,863	269,763,532
	South Africa (1.19%)
5,947,430	Gold Fields Limited ADR (12)	88,910,618	107,470,060
1,591,010	Harmony Gold Mining Company, Limited ADR (a)(12)	17,567,971	17,819,312
669,619	Mondi Limited (11)	5,448,700	6,750,223
		111,927,289	132,039,595
	South Korea (7.34%)
7,400,144	SK Telecom Company, Limited ADR (15)	167,547,629	227,998,437
414,774	Samsung Electronics Company, Limited Pfd. (15)	72,531,622	195,713,279
1,077,369	KT&G Corporation (2)	47,344,293	86,600,994
36,226	Lotte Confectionery Company, Limited (2)	11,571,325	59,485,127
2,110,930	Kangwon Land Inc. (1)	40,812,240	56,247,718
117,880	Pacific Corporation (2)	18,010,606	26,698,701
120,620	Nong Shim Company, Limited (2)	31,736,226	26,649,695
39,708	Nong Shim Holding Company, Limited (2)	3,625,272	3,725,243
939,030	Fursys Inc. (c)(8)	11,308,973	23,613,889
22,950	Nam Yang Dairy Products Company, Limited (2)	4,912,653	23,186,966
28,850	Nam Yang Dairy Products Company, Limited Pfd. (2)	479,094	12,139,614
71,177	SK Holdings Company, Limited (3)	9,160,124	21,178,457
494,900	Hankuk Paper Manufacturing Company, Limited (c)(11)	17,020,271	19,725,669
1,182,040	Dong Ah Tire & Rubber Company, Limited (1)	5,161,359	11,417,506
1,042,250	Daeduck GDS Company, Limited (c)(15)	8,149,986	9,268,816
1,087,440	Daeduck Electronics Company, Limited (15)	7,707,302	8,270,194
290,204	Sam-A Pharmaceutical Company, Limited (6)	2,323,904	2,519,591
23,136	Daekyo Company, Limited Pfd. (1)	905,979	1,258,648
		460,308,858	815,698,544
	Spain (0.42%)
621,910	Corporacion Financiera Alba SA (7)	11,881,966	46,510,556
	Switzerland (7.08%)
762,865	Nestlé SA (2)	207,054,279	351,752,366
2,300,398	Pargesa Holding SA (7)	128,181,891	261,751,636

See Notes to Financial Statements.

FIRST EAGLE OVERSEAS FUND

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2007

Number of Shares		Cost (Note 1)	Value (Note 1)
	Common and Preferred Stocks—(continued)
	Switzerland—(continued)
1,065,286	Kuehne & Nagel International AG (16)	$7,762,368	$114,137,786
992	Lindt & Spruengli AG (2)	6,439,975	37,739,130
35,000	Edipresse SA (10)	11,616,314	16,742,150
7,000	Hilti AG (d)(e)(f)(8)	4,485,845	5,434,783
		365,540,672	787,557,851
	Taiwan (0.82%)
28,936,495	Compal Electronics Inc. (15)	31,238,207	36,661,825
24,970,522	Phoenixtec Power Company, Limited (c)(8)	25,716,769	25,933,891
15,207,560	Taiwan Secom Company, Limited (8)	24,546,981	23,280,709
5,318,607	Taiwan-Sogo Shinkong Security Company, Limited (8)	5,029,979	5,408,892
		86,531,936	91,285,317
	Thailand (1.50%)
592,872,785	Thai Beverage Public Company Limited (2)	102,744,140	106,407,293
14,789,489	Bangkok Bank Public Company Limited NVDR (4)	47,460,044	54,397,120
496,220	Bangkok Bank Public Company Limited (4)	1,613,300	1,854,346
250,000	The Oriental Hotel Public Company, Limited (1)	1,152,072	3,795,792
		152,969,556	166,454,551
	United Kingdom (1.40%)
2,986,700	Spirax-Sarco Engineering Plc (8)	20,282,387	66,987,665
892,218	Anglo American Plc (12)	18,748,394	61,461,801
1,831,655	Mondi Plc (11)	16,770,956	16,971,367
2,282,289	JZ Equity Partners, Plc (4)	4,089,888	6,831,482
1,640,549	Chrysalis Group Plc (10)	3,646,837	3,785,245
		63,538,462	156,037,560
	United States (1.14%)
1,597,613	Newmont Mining Corporation Holding Company (12)	51,732,028	81,254,597
1,754,615	News Corporation, Class 'A' (10)	25,499,954	38,022,507
34,500	Third Avenue Global Value Fund L.P. (a)(b)(d) (7)	3,450,000	7,550,761
14,083	Security Capital European Realty (a)(d)(f)(13)	—	—
		80,681,982	126,827,865
	Miscellaneous (0.19%)
1,094,523	Banco Latinoamericano de Exportaciones SA ADR (4)	13,960,676	21,310,363
	Total Common and Preferred Stocks	5,634,880,942	8,685,455,133

See Notes to Financial Statements.

FIRST EAGLE OVERSEAS FUND

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2007

Ounces			Cost (Note 1)	Value (Note 1)
		Commodity (4.67%)
	652,751	Gold bullion (a)	$343,206,873	$518,695,182
Principal Amount
		Notes, Bonds and Convertible Bonds (4.87%)
		U.S. Dollar Notes and Bonds (0.38%)
	$1,000,000	YPF Sociedad Anonima SA 9 1/8% due 2/24/2009 (3)	918,943	1,043,000
	5,000,000	Catalyst Paper Corporation 8 5/8% due 6/15/2011 (11)	4,368,228	3,975,000
	47,142,000	Catalyst Paper Corporation 7 3/8% due 3/01/2014 (11)	38,124,386	34,767,225
	2,000,000	Legrand SA 8 1/2% due 2/15/2025 (8)	2,062,600	2,350,000
			45,474,157	42,135,225
		Non U.S. Dollar Notes and Bonds (4.45%)
HKD	67,500,000	Hong Kong Government 3.57% due 12/17/2007 (5)	8,684,874	8,726,613
HKD	164,250,000	Hong Kong Government 3.34% due 12/19/2008 (5)	20,998,129	21,296,299
HKD	125,300,000	Hong Kong Government 2.52% due 3/24/2009 (5)	15,965,858	16,080,032
EUR	9,766,000	Koninklijke Ahold NV 5 7/8% due 5/09/2008 (14)	10,564,222	14,190,579
SEK	55,000,000	Sweden Government I/L 4.6745% due 12/01/2008 (g)(5)	7,620,833	10,526,588
MYR	50,260,000	Malaysian Government 4.305% due 2/27/2009 (5)	13,283,208	15,228,885
MYR	56,664,000	Malaysian Government 3.756% due 4/28/2011 (5)	15,182,839	17,116,317
EUR	5,500,000	Independent News & Media Plc 5 3/4% due 5/17/2009 (10)	6,140,141	7,975,915
EUR	24,443,454	Republic of France O.A.T. I/L 3% due 7/25/2009 (g)(5)	26,181,026	35,864,448
EUR	110,252,718	Republic of France O.A.T. I/L 3% due 7/25/2012 (g)(5)	146,670,407	167,546,812
SGD	56,842,000	Singapore Government 2 3/8% due 10/01/2009 (5)	34,465,057	39,494,096
SGD	23,270,000	Singapore Government 4 5/8% due 7/01/2010 (5)	16,884,767	17,090,909
EUR	22,300,000	Waterford Wedgwood Plc 9 7/8% due 12/01/2010 (b)(1)	27,485,625	28,870,968
GBP	1,000,000	Marks & Spencer 6 3/8% due 11/07/2011 (1)	1,711,618	2,087,565
EUR	33,100,000	UPC Holding BV 7 3/4% due 1/15/2014 (b)(10)	38,567,975	48,000,506
EUR	21,600,000	UPC Holding BV 8 5/8% due 1/15/2014 (b)(10)	25,560,898	32,339,071
EUR	10,000,000	FINEL 9 1/2% due 10/15/2017 (b)(d)(e)(f)(11)	12,045,000	7,232,750
EUR	8,000,000	FINEL 9 1/2% due 6/30/2017 (b)(d)(e)(f)(11)	9,649,600	5,786,200
			437,662,077	495,454,553
		Non U.S. Dollar Convertible Bonds (0.04%)
EUR	243,500	Havas SA 4% due 1/01/2009 (10)	1,986,854	3,861,833
		Total Notes, Bonds and Convertible Bonds	485,123,088	541,451,611
		Short-Term Investments (12.99%)
	$50,000,000	Air Liquide SA 4.68% due 11/29/2007	49,818,000	49,818,000
	15,541,000	Air Liquide SA 4.65% due 11/29/2007	15,484,793	15,484,793
	26,000,000	AstraZeneca 4.88% due 11/02/2007	25,996,476	25,996,476

See Notes to Financial Statements.

FIRST EAGLE OVERSEAS FUND

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2007

Principal Amount		Cost (Note 1)	Value (Note 1)
	Short-Term Investments—(continued)
$24,159,000	BASF Corporation 5.3% due 11/05/2007	$24,144,773	$24,144,773
20,000,000	BP Capital Markets Plc 4.9% due 11/15/2007	19,961,422	19,961,422
25,000,000	Caterpillar Financial Services Corporation 4.72% due 11/05/2007	24,986,889	24,986,889
15,000,000	Caterpillar Financial Services Corporation 4.57% due 11/19/2007	14,965,725	14,965,725
23,236,000	Cintas Corporation 4.7% due 11/02/2007	23,232,966	23,232,966
15,000,000	Cintas Corporation 4.77% due 11/14/2007	14,974,163	14,974,163
36,915,000	Cintas Corporation 4.77% due 11/16/2007	36,841,631	36,841,631
19,000,000	The Coca-Cola Company 4.54% due 11/19/2007	18,956,870	18,956,870
7,776,000	Colgate-Palmolive Company 4.65% due 11/26/2007	7,750,890	7,750,890
29,250,000	ConocoPhillips Company 4.87% due 11/27/2007	29,147,121	29,147,121
23,677,000	Diageo Capital Plc 5.25% due 11/02/2007	23,673,547	23,673,547
21,156,000	Diageo Capital Plc 5.25% due 11/09/2007	21,131,177	21,131,177
15,000,000	Diageo Capital Plc 5.27% due 11/13/2007	14,973,650	14,973,650
32,044,000	Diageo Capital Plc 5.22% due 11/14/2007	31,983,597	31,983,597
11,184,000	Diageo Capital Plc 5.28% due 11/15/2007	11,161,036	11,161,036
24,000,000	Diageo Capital Plc 4.75% due 12/04/2007	23,895,500	23,895,500
12,000,000	Diageo Capital Plc 5.31% due 5/08/2007	11,923,890	11,923,890
25,000,000	The Walt Disney Company 5.08% due 11/13/2007	24,957,667	24,957,667
12,500,000	The Walt Disney Company 4.78% due 11/13/2007	12,480,083	12,480,083
26,589,000	The Walt Disney Company 4.75% due 11/16/2007	26,536,376	26,536,376
25,000,000	Dover Corporation 4.8% due 11/06/2007	24,983,333	24,983,333
23,380,000	The Dow Chemical Company 5.2% due 11/08/2007	23,356,360	23,356,360
20,000,000	Emerson Electric Company 4.6% due 11/05/2007	19,989,778	19,989,778
25,000,000	Hitachi Limited 5% due 11/01/2007	25,000,000	25,000,000
30,000,000	Honeywell International Inc. 4.71% due 12/04/2007	29,870,475	29,870,475
20,000,000	ITT Corporation 5.3% due 11/05/2007	19,988,222	19,988,222
15,600,000	ITT Corporation 5.25% due 11/14/2007	15,570,425	15,570,425
20,614,000	Johnson & Johnson 4.6% due 12/10/2007	20,511,274	20,511,274
19,799,000	Kraft Foods Inc. 4.87% due 11/01/2007	19,799,000	19,799,000
17,500,000	L'Oréal SA 4.73% due 11/16/2007	17,465,510	17,465,510
21,250,000	L'Oréal SA 4.72% due 11/19/2007	21,199,850	21,199,850
8,460,000	Monsanto Company 5.25% due 11/26/2007	8,429,156	8,429,156
21,220,000	Monsanto Company 5.02% due 11/29/2007	21,137,148	21,137,148
25,000,000	Nestlé Capital Corporation 4.29% due 12/04/2007	24,901,688	24,901,688
18,850,000	Praxair Inc. 4.72% due 11/01/2007	18,850,000	18,850,000
20,000,000	Praxair Inc. 4.72% due 11/08/2007	19,981,644	19,981,644
21,208,000	Praxair Inc. 4.72% due 11/09/2007	21,185,849	21,185,849
25,000,000	Praxair Inc. 4.72% due 11/16/2007	24,951,563	24,951,563
25,000,000	Procter and Gamble Company 4.79% due 11/05/2007	24,986,694	24,986,694
34,797,000	Procter and Gamble Company 4.77% due 11/14/2007	34,737,062	34,737,062
11,761,000	Procter and Gamble Company 4.98% due 11/16/2007	11,736,596	11,736,596
25,000,000	Procter and Gamble Company 4.74% due 12/03/2007	24,894,667	24,894,667

See Notes to Financial Statements.

FIRST EAGLE OVERSEAS FUND

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2007

Principal Amount		Cost (Note 1)		Value (Note 1)
	Short-Term Investments—(continued)
$25,000,000	Siemens AG 4.79% due 11/07/2007	$24,980,042		$24,980,042
25,000,000	Siemens AG 4.78% due 11/09/2007	24,973,444		24,973,444
8,717,000	Siemens AG 4.79% due 11/14/2007	8,701,922		8,701,922
20,000,000	Siemens AG 4.65% due 12/21/2007	19,870,833		19,870,833
25,000,000	Starbucks Corporation 5.3% due 11/02/2007	24,996,319		24,996,319
11,959,000	Starbucks Corporation 5.25% due 11/05/2007	11,952,024		11,952,024
26,050,000	Starbucks Corporation 4.85% due 11/06/2007	26,032,452		26,032,452
25,000,000	Telstra Corporation 5% due 11/02/2007	24,996,528		24,996,528
25,000,000	Telstra Corporation 5.2% due 11/05/2007	24,985,556		24,985,556
50,000,000	Telstra Corporation 5.43% due 11/07/2007	49,954,750		49,954,750
25,000,000	Telstra Corporation 5% due 11/13/2007	24,958,333		24,958,333
25,000,000	Telstra Corporation 4.9% due 11/15/2007	24,952,361		24,952,361
30,000,000	Telstra Corporation 4.95% due 12/12/2007	29,830,875		29,830,875
12,743,000	Telstra Corporation 4.93% due 12/12/2007	12,671,452		12,671,452
25,000,000	Time Warner Inc. 5.06% due 11/19/2007	24,936,750		24,936,750
18,554,000	Time Warner Inc. 5.08% due 11/19/2007	18,506,873		18,506,873
25,000,000	Time Warner Inc. 4.94% due 11/27/2007	24,910,806		24,910,806
20,000,000	Time Warner Inc. 5.33% due 11/30/2007	19,914,128		19,914,128
20,000,000	Time Warner Inc. 4.97% due 12/26/2007	19,848,139		19,848,139
20,000,000	Vulcan Materials Company 4.9% due 11/06/2007	19,986,389		19,986,389
	Total Short-Term Investments	1,444,464,512		1,444,464,512
	Total Investments (100.64%)	$7,907,675,415	*	11,190,066,438	**
	Liabilities in excess of other assets (–0.64%)			(70,961,234)
	Net Assets (100.00%)			$11,119,105,204

  *  At October 31, 2007 cost of investments for federal income tax purposes was $8,268,898,804.

  **  Gross unrealized appreciation and depreciation of investments at October 31, 2007 for federal income tax purposes were $3,026,435,216 and $105,267,582, respectively (net appreciation was $2,921,167,634).

See Notes to Financial Statements.

FIRST EAGLE OVERSEAS FUND

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2007

Foreign Currency Exchange Contracts
Purchases
Settlement Dates Through	Foreign Currency To Be Received		U.S. $ Value at October 31, 2007	U.S. $ To Be Delivered	Unrealized Appreciation at October 31, 2007	Unrealized Depreciation at October 31, 2007
12/12/07	53,253,000	euro	$77,055,174	$75,305,067	$1,750,107	$—
Sales
Settlement Dates Through	Foreign Currency To Be Delivered		U.S. $ To Be Received	U.S. $ Value at October 31, 2007	Unrealized Appreciation at October 31, 2007	Unrealized Depreciation at October 31, 2007
12/12/07	662,275,000	euro	$896,370,592	$958,288,083	$—	$(61,917,491)
1/09/08	38,707,000	pound sterling	77,921,575	80,245,417	—	(2,323,842)
1/09/08	14,000,000	pound sterling	28,620,200	29,024,100	—	(403,900)
4/09/08	92,023,000	Swiss franc	78,942,266	80,029,952	—	(1,087,686)
			1,081,854,633	1,147,587,552	—	(65,732,919)
			$1,158,909,807	$1,222,892,619	$1,750,107	$(65,732,919)

Foreign Currencies	Sector/Industry Classifications		Percent of Net Assets
EUR— euro	(1)	Consumer Discretionary	7.64%
GBP— pound sterling	(2)	Consumer Staples	15.10%
HKD— Hong Kong dollar	(3)	Energy	2.40%
MYR— Malaysian ringgit	(4)	Financials	5.15%
SEK— Swedish krona	(5)	Government Issues	3.14%
SGD— Singapore dollar	(6)	Health Care	5.23%
	(7)	Holding Companies	6.58%
	(8)	Industrials	12.07%
	(9)	Materials	3.90%
	(10)	Media	4.01%
	(11)	Paper and Forest Products	0.95%
	(12)	Precious Metals	8.90%
	(13)	Real Estate	0.34%
	(14)	Retail	0.96%
	(15)	Technology and Telecommunications	9.09%
	(16)	Transportation	2.19%

(a)  Non-income producing security/commodity.

(b)  All or a portion of this security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers under the Securities Act of 1933.

See Notes to Financial Statements.

FIRST EAGLE OVERSEAS FUND

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2007

(c)  Affiliate as defined by the Investment Company Act of 1940. An affiliate is defined as a company in which the Fund directly or indirectly owns, controls, or holds power to vote 5% or more of the outstanding voting securities. Following is a summary of transactions with each such affiliate for the year ended October 31, 2007.

	Purchases		Sales		Realized	Dividend
Affiliate	Shares	Cost	Shares	Cost	Gain	Income
Ariake Japan Company, Limited	1,032,900	$22,045,905	—	—	—	$422,229
Cosel Company Limited	1,814,900	30,080,304	25,500	$440,672	$84,362	286,858
Daeduck GDS Company, Limited	—	—	—	—	—	280,780
Deceuninck	82,310	2,482,623	—	—	—	501,710
FINEL	—	—	—	—	—	—
Fuji Seal International, Inc.	785,300	17,814,004	—	—	—	168,363
Fursys Inc.	197,530	5,671,168	—	—	—	332,931
Hankuk Paper Manufacturing Company, Limited	267,710	8,547,478	—	—	—	135,166
Haw Par Corporation Limited	969,800	4,577,096	—	—	—	2,116,092
Icom Incorporated	528,400	14,517,598	—	—	—	203,064
Koninklijke Grolsch NV	—	—	—	—	—	1,020,038
Laurent-Perrier	—	—	74,299	3,874,725	4,092,896	734,689
Maezawa Kasei Industries Company, Limited	1,169,730	16,196,994	—	—	—	275,285
Matsumoto Yushi-Seiyaku Company, Limited	133,246	3,249,011	—	—	—	205,979
Meitec Corporation	1,446,367	42,958,359	—	—	—	1,090,102
Nitto Kohki Company, Limited	—	—	—	—	—	726,409
Pfeiffer Vacuum Technology AG	118,530	11,435,945	—	—	—	2,267,414
Phoenixtec Power Company, Limited	6,457,732	6,557,952	—	—	—	924,469
PT Bat Indonesia Tbk	—	—	—	—	—	—
Robertet SA	7,140	1,124,981	—	—	—	438,077
Sansei Yusoki Company, Limited	24,400	178,348	—	—	—	162,654
Shimano Inc.	232,300	6,545,671	—	—	—	1,570,420
Shingakukai Company, Limited	296,000	1,806,807	—	—	—	92,089
Société Sucrière de Pithiviers-le Vieil	—	—	—	—	—	1,162,862
Spotless Group Limited	2,501,980	9,922,287	—	—	—	1,826,242
T. Hasegawa Company, Limited	222,500	3,757,847	—	—	—	607,032
Tasman Farms	—	—	—	—	—	—
Total					$4,177,258	$17,550,954

(d)  Security for which there is less than three market makers.

(e)  Represents interest in a restricted security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. Information concerning each restricted security holding on October 31, 2007 is shown below.

Security	Acquisition Date	Cost	Carrying Value Per Share/Principal
FINEL	7/14/1999	$9,152,131	$1.43
FINEL 9 1/2% due 6/30/2017	6/22/2005	9,649,600	0.72
FINEL 9 1/2% due 10/15/2017	10/11/2005	12,045,000	0.72
Fregaté SAS 2% Conv. Pfd. due 3/31/2013	4/30/2004	3,620,400	27.00
Hilti AG	11/30/2001	4,485,845	776.40

(f)  Securities valued in accordance with fair value procedures under the supervision of the Board of Trustees, representing 0.29% of net assets.

(g)  Inflation protected security.

(h)  Held through Financiere Bleue, LLC.

See Notes to Financial Statements.

FUND OVERVIEW

FIRST EAGLE U.S. VALUE FUND  Data as of October 31, 2007 (Unaudited)

THE INVESTMENT STYLE

The First Eagle U.S. Value Fund seeks long-term growth of capital by investing primarily in equities issued by U.S. corporations. Management utilizes a highly disciplined, bottom-up, value-oriented approach in achieving its investment objective.

ASSET ALLOCATION

SECTOR/INDUSTRY

Industrials	11.11%
Consumer Discretionary	10.57%
Media	9.28%
Health Care	9.04%
Technology	8.74%
Energy	8.62%
Retail	6.64%
Precious Metals	5.62%
Holding Companies	4.83%
Paper & Forest Products	3.14%
Materials	2.24%
Consumer Staples	1.84%
Utilities	1.65%
Financials	0.72%
Government Bonds	0.05%
Real Estate	0.02%

The Fund's portfolio composition (represented as a percentage of net assets) is subject to change at any time.

AVERAGE ANNUAL RETURNS

	ONE-YEAR	FIVE-YEARS	SINCE INCEPTION
			(9-04-01)
First Eagle U.S. Value Fund (A Shares)
without sales load	11.47%	15.14%	13.15%
with sales load	5.89%	13.96%	12.21%
Standard & Poor's 500 Index	14.56%	13.88%	7.06%
Russell 2000 Index	9.27%	18.67%	11.03%
Consumer Price Index	3.54%	2.88%	2.68%

GROWTH OF A $10,000 INITIAL INVESTMENT

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses. The average annual returns for Class A Shares with a sales load gives effect to the deduction of the maximum sales load of 5.00%. The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index and is not available for purchase. The Standard & Poor's 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy and is not available for purchase. Although the Standard & Poor's 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also considered a proxy for the total market. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

TOP 10 HOLDINGS

Berkshire Hathaway Inc., Class 'A' (holding company)	4.83%
Gold bullion (precious metal)	4.73%
Sanofi-Aventis ADR (French health care company)	3.89%
Yankee Acquisition Corporation (Notes) (consumer retail)	3.68%
Johnson & Johnson (health care products manufacturer)	3.64%
Apache Corporation (energy company)	3.08%
Cintas Corporation (uniform designer and manufacturer)	2.83%
Blount International Inc. 8 7/8% due 8/01/2012 (outdoor industrial equipment manufacturer)	2.82%
Costco Wholesale Corporation (multiline retail)	2.47%
Blount International Inc. (outdoor industrial equipment manufacturer)	2.29%

FIRST EAGLE U.S. VALUE FUND

SCHEDULE OF INVESTMENTS

October 31, 2007

Number of Shares		Cost (Note 1)	Value (Note 1)
	Common and Preferred Stocks—U.S. (58.14%)
	Consumer Discretionary (5.02%)
330,260	International Speedway Corporation, Class 'A'	$16,387,537	$14,673,452
226,400	McDonald's Corporation	6,443,554	13,516,080
129,710	Weyco Group, Inc.	2,262,417	4,145,532
70,000	Hampshire Group, Limited (a)	1,171,963	857,500
600	St. John Knits International Inc. (a)	18,600	18,975
		26,284,071	33,211,539
	Consumer Staples (1.80%)
116,664	Anheuser-Busch Companies Inc.	5,143,798	5,982,530
168,915	Seneca Foods Corporation 0% Conv. Pfd. due 12/31/2049 (a)(c)	2,542,171	4,577,596
50,000	Seneca Foods Corporation, Class 'A' (a)	752,500	1,355,000
		8,438,469	11,915,126
	Energy (8.62%)
196,340	Apache Corporation	13,222,585	20,382,055
119,928	ConocoPhillips Company	4,247,616	10,189,083
126,970	Murphy Oil Corporation	6,509,946	9,348,801
161,760	Helmerich & Payne, Inc.	4,793,133	5,114,851
199,362	BJ Services Company	5,443,336	5,021,929
121,870	San Juan Basin Royalty Trust	4,494,880	4,515,284
27,131	SEACOR Holdings Inc. (a)	2,047,306	2,486,556
		40,758,802	57,058,559
	Financials (0.49%)
49,620	Mercury General Corporation	2,712,236	2,546,002
48,900	First Internet Bancorp (a)	802,923	667,485
		3,515,159	3,213,487
	Health Care (5.06%)
369,400	Johnson & Johnson	22,850,944	24,073,798
111,522	Covidien Limited	3,829,380	4,639,315
39,590	Wellpoint Inc. (a)	2,979,244	3,136,716
40,000	Dentsply International Inc.	580,150	1,659,200
		30,239,718	33,509,029
	Holding Companies (4.83%)
241	Berkshire Hathaway Inc., Class 'A' (a)	21,817,785	31,932,500
	Industrials (8.09%)
512,310	Cintas Corporation	19,131,528	18,750,546
1,239,695	Blount International, Inc. (a)	13,695,961	15,161,470

See Notes to Financial Statements.

FIRST EAGLE U.S. VALUE FUND

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2007

Number of Shares		Cost (Note 1)	Value (Note 1)
	Common and Preferred Stocks—U.S.—(continued)
	Industrials—(continued)
290,862	UniFirst Corporation	$8,235,507	$10,945,137
165,270	Copart, Inc (a)	4,842,500	6,343,063
60,940	UTI Worldwide, Inc.	1,349,681	1,554,579
9,120	3M Company	783,447	787,603
		48,038,624	53,542,398
	Materials (0.67%)
484,470	Tronox Inc. Class 'A'	5,166,266	4,122,840
426	Central Steel & Wire Company	167,885	282,225
		5,334,151	4,405,065
	Media (6.22%)
319,120	Getty Images, Inc. (a)	12,954,807	9,015,140
416,523	Liberty Interactive (a)	7,182,492	8,842,783
367,595	Comcast Corporation-Special Class 'A' (a)	8,361,047	7,671,708
197,385	News Corporation, Class 'A'	3,343,154	4,277,333
190,848	New York Times Company, Class 'A'	4,611,454	3,732,987
102,830	CBS Corporation, Class 'B'	2,969,115	2,951,221
14,554	Liberty Capital (a)	795,902	1,818,959
37,988	Clear Channel Communications, Inc.	1,147,587	1,434,807
33,410	Viacom Inc. (a)	1,141,884	1,379,499
		42,507,442	41,124,437
	Paper and Forest Products (3.14%)
222,045	Plum Creek Timber Company, Inc.	7,295,639	9,918,750
168,900	Rayonier Inc.	5,603,666	8,156,181
48,020	Deltic Timber Corporation	2,307,309	2,685,278
		15,206,614	20,760,209
	Precious Metals (0.89%)
116,468	Newmont Mining Corporation Holding Company	5,194,147	5,923,562
	Real Estate (0.02%)
1,595	Prologis Trust 8.54% Pfd. Series 'C'	82,039	96,597
8,000	LandCo LLC (a)(b)(c)(d)	27,840	27,840
		109,879	124,437
	Retail (6.64%)
242,790	Costco Wholesale Corporation	10,584,824	16,330,056
298,410	Wal-Mart Stores, Inc.	13,546,499	13,491,116
118,290	Tiffany & Company	3,962,174	6,408,952

See Notes to Financial Statements.

FIRST EAGLE U.S. VALUE FUND

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2007

Number of Shares		Cost (Note 1)	Value (Note 1)
	Common and Preferred Stocks—U.S.—(continued)
	Retail—(continued)
113,560	Barnes & Noble, Inc.	$4,002,218	$4,387,958
142,320	Dillard's Inc., Class 'A'	2,819,918	3,277,630
		34,915,633	43,895,712
	Technology and Telecommunications (5.00%)
400,135	Microsoft Corporation	9,293,123	14,728,969
290,680	Intel Corporation	5,482,727	7,819,292
149,870	Linear Technology Corporation	4,906,570	4,948,707
108,980	Maxim Integrated Products	3,491,903	2,953,358
73,955	Dell Inc. (a)	1,662,205	2,263,023
150,000	Sanmina-SCI Corporation (a)	306,315	331,500
		25,142,843	33,044,849
	Utilities (1.65%)
166,350	IDACORP, Inc.	5,284,998	5,803,952
88,100	CalEnergy Capital Trust 6 1/2% Conv. Pfd.	3,778,987	4,206,775
40,000	Hawaiian Electric Industries, Inc.	845,477	928,000
		9,909,462	10,938,727
	Total Common and Preferred Stocks—U.S.	317,412,799	384,599,636
	Common Stocks—Non U.S. (4.42%)
	France (3.89%)
585,440	Sanofi-Aventis ADR (5)	23,933,180	25,765,214
	United Kingdom (0.53%)
90,110	Amdocs Limited (a)(10)	3,134,747	3,099,784
135,619	JZ Equity Partners, Plc (3)	270,370	405,943
		3,405,117	3,505,727
	Total Common Stocks—Non U.S.	27,338,297	29,270,941
Ounces
	Commodity (4.73%)
39,366	Gold bullion (a)	22,847,023	31,281,386

See Notes to Financial Statements.

FIRST EAGLE U.S. VALUE FUND

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2007

Principal Amount		Cost (Note 1)	Value (Note 1)
	Notes, Bonds and Convertible Bonds (16.82%)
	U.S. Treasury Note (0.05%)
$335,222	U.S. Treasury Inflation Index Note 2 3/8% due 4/15/2011 (e)(4)	$340,274	$340,539
	U.S. Dollar Notes and Bonds (16.77%)
1,075,000	GATX Corporation 8 7/8% due 6/01/2009 (3)	1,052,695	1,140,401
500,000	American Standard Companies Inc. 8 1/4% due 6/01/2009 (6)	507,814	521,916
1,000,000	Briggs & Stratton Corporation 8 7/8% due 3/15/2011 (1)	1,028,194	1,070,000
7,505,000	Beazer Homes USA, Inc. 8 5/8 due 5/15/2011 (1)	6,102,397	6,191,625
6,814,000	Celestica Inc. 7 7/8% 7/01/2011 (10)	6,532,584	6,694,755
3,520,000	Celestica Inc. 7 5/8% 7/01/2013 (10)	3,276,184	3,396,800
18,300,000	Blount International Inc. 8 7/8% due 8/01/2012 (6)	18,582,577	18,666,000
9,681,000	Tronox Worldwide LLC 9 1/2% due 12/01/2012 (7)	9,925,514	9,390,570
3,800,000	Sanmina-SCI Corporation 6 3/4% due 3/01/2013 (10)	3,262,530	3,334,500
2,000,000	Sanmina-SCI Corporation 8 1/8% due 3/01/2016 (10)	1,730,228	1,765,000
1,000,000	Texas Industries, Inc. 7 1/4% due 7/15/2013 (7)	1,000,000	1,005,000
12,786,000	Sirius Satellite Radio Inc. 9 5/8% due 8/01/2013 (8)	12,288,391	12,770,018
250,000	Jostens, Inc. 10 1/4% due 12/01/2013 (a)(1)	184,460	235,000
250,000	Elizabeth Arden Inc. 7 3/4% due 1/15/2014 (2)	250,000	250,625
814,345	Avis Budget Car Rental LLC 7 5/8% due 5/15/2014 (6)	797,576	810,273
6,862,000	Level 3 Financing, Inc. 9 1/4% due 11/01/2014 (10)	6,617,710	6,501,745
6,424,000	Yankee Acquisition Corporation 8 1/2% due 2/15/2015 (1)	6,551,569	6,054,620
19,697,000	Yankee Acquisition Corporation 9 3/4% due 2/15/2017 (1)	19,742,572	18,318,210
8,808,000	Valassis Communications, Inc 8 1/4 due 3/01/2015 (8)	7,998,396	7,464,780
5,000,000	Lear Corporation 8 3/4% due 12/01/2016 (1)	4,716,494	4,825,000
600,000	Bausch & Lomb Inc. 7 1/8% due 8/01/2028 (5)	510,115	552,000
		112,658,000	110,958,838
	Total Notes, Bonds and Convertible Bonds	112,998,274	111,299,377
	Short-Term Investments (17.66%)
11,865,000	Air Liquide 4.79% due 11/05/2007	11,858,685	11,858,685
20,000,000	BMW US Capital LLC 4.73% due 11/09/2007	19,978,978	19,978,978
26,100,000	Cintas Corporation 4.8% due 11/01/2007	26,100,000	26,100,000
9,028,000	Diageo Capital Plc 5.28% due 11/14/2007	9,010,787	9,010,787
2,855,000	Estèe Lauder Inc. 4.75% due 11/06/2007	2,853,117	2,853,117
5,000,000	Genentech Inc. 4.73% due 11/05/2007	4,997,372	4,997,372
5,000,000	Hitachi Limited 4.9% due 11/02/2007	4,999,319	4,999,319
7,000,000	Hitachi Limited 4.75% due 11/27/2007	6,975,986	6,975,986
8,648,000	Kraft Foods Inc. 4.78% due 11/08/2007	8,639,962	8,639,962

See Notes to Financial Statements.

FIRST EAGLE U.S. VALUE FUND

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2007

Principal Amount		Cost (Note 1)		Value (Note 1)
	Short-Term Investments—(continued)
$13,050,000	PPG Industries 4.75% due 11/02/2007	$13,048,278		$13,048,278
8,357,000	Starbucks Corporation 4.85% due 11/15/2007	8,341,238		8,341,238
	Total Short-Term Investments	116,803,722		116,803,722
	Total Investments (101.77%)	$597,400,115	*	673,255,062	**
	Liabilities in excess of other assets (–1.77%)			(11,715,958)
	Net assets (100.00%)			$661,539,104

  *  At October 31, 2007 cost of investments for federal income tax purposes was $597,218,620.

  **  Gross unrealized appreciation and depreciation of securities at October 31, 2007 for federal income tax purposes were $88,475,453 and $12,439,011 respectively (net appreciation was $76,036,442).

Sector/Industry Classifications
(1)	Consumer Discretionary
(2)	Consumer Staples
(3)	Financials
(4)	Government Issues
(5)	Health Care
(6)	Industrials
(7)	Materials
(8)	Media
(9)	Real Estate
(10)	Technology and Telecommunications

  (a)  Non-income producing security.

  (b)  Represents interest in a restricted security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. Information concerning each restricted security holding on October 31, 2007 is shown below.

Security	Acquisition Date	Cost	Carrying Value Per Share/Principal
LandCo LLC	9/6/06	$27,840	$3.48

  (c)  Securities valued in accordance with fair value procedures under the supervision of the Board of Trustees, representing 0.70% of net assets.

  (d)  Security for which there is less than three market makers.

  (e)  Inflation protected security.

See Notes to Financial Statements.

FUND OVERVIEW

FIRST EAGLE GOLD FUND  Data as of October 31, 2007 (Unaudited)

THE INVESTMENT STYLE

The First Eagle Gold Fund is a non-diversified fund whose investment objective is to provide exposure to the investment characteristics of gold and, to a limited extent, other precious metals. In seeking to achieve its objective, the Fund invests primarily in securities of companies engaged in mining, processing, dealing in or holding gold or other precious metals such as silver, platinum and palladium, both in the United States and in foreign countries.

ASSET ALLOCATION

COUNTRIES

Canada	33.54%
United States	31.14%
South Africa	15.66%
Australia	12.97%
Mexico	4.18%

The Fund's portfolio composition (represented as a percentage of net assets) is subject to change at any time.

AVERAGE ANNUAL RETURNS

	ONE-YEAR	FIVE-YEARS	TEN-YEARS
First Eagle Gold Fund (A Shares)
without sales load	37.57%	27.02%	16.87%
with sales load	30.69%	25.73%	16.42%
FTSE Gold Mines Index	35.14%	24.05%	9.75%
MSCI World Index	20.39%	18.31%	7.90%
Consumer Price Index	3.54%	2.88%	2.60%

GROWTH OF A $10,000 INITIAL INVESTMENT

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses. The average annual returns for Class A Shares with a sales load give effect to the deduction of the maximum sales load of 3.75%for periods prior to March 1, 2000 and of 5.00% thereafter. The MSCI World Index is a widely followed, unmanaged group of stocks from 23 international markets and is not available for purchase. This index is a trademark of Morgan Stanley Capital International SA in Geneva, Switzerland. The FTSE Gold Mines Index is an unmanaged index composed of approximately 19 mining companies and is only available without dividends reinvested and is not available for purchase. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

TOP 10 HOLDINGS

Gold bullion (United States)	21.90%
Barrick Gold Corporation (Canada)	7.30%
Newmont Mining Corporation Holding Company (United States)	5.65%
Lihir Gold Limited (Australia)	5.48%
Newcrest Mining Limited (Australia)	5.42%
Kinross Gold Corporation (Canada)	4.78%
Gold Fields Limited ADR (South Africa)	4.53%
Randgold Resources Limited ADR (South Africa)	4.51%
IAMGOLD Corporation (Canada)	4.49%
Industrias Peñoles, SAB de C.V. (Mexico)	4.18%

FIRST EAGLE GOLD FUND

SCHEDULE OF INVESTMENTS

October 31, 2007

Number of Shares		Cost (Note 1)	Value (Note 1)
	Common Stocks and Warrants (75.59%)
	Australia (12.97%)
17,928,675	Lihir Gold Limited (a)	$21,334,280	$68,584,586
2,260,300	Newcrest Mining Limited	30,349,876	67,832,741
2,690,234	Kingsgate Consolidated Limited (a)	9,860,009	13,256,533
1,850,800	Independence Group NL	8,497,001	12,668,704
		70,041,166	162,342,564
	Canada (33.54%)
2,070,814	Barrick Gold Corporation	59,335,747	91,385,022
3,038,690	Kinross Gold Corporation (a)	27,388,391	59,801,419
6,449,712	IAMGOLD Corporation	36,772,119	56,208,415
1,069,030	Goldcorp Inc.	30,230,983	37,555,024
915,530	Meridian Gold Inc. (a)	22,306,076	36,569,165
2,029,350	Minefinders Corporation (a)	16,778,990	26,058,383
4,621,350	Aurizon Mines Limited (a)	6,761,828	19,650,831
2,850,940	Miramar Mining Corporation (a)	2,526,866	19,324,338
2,819,290	Metallica Resources Inc. (a)	3,861,514	16,320,487
1,559,950	Dundee Precious Metals, Inc., Class 'A' (a)	11,250,260	15,827,721
1,326,000	Aurelian Resources Inc. (a)	8,591,431	13,677,297
1,275,580	Gammon Gold Inc. (a)	10,530,848	13,157,230
127,173	Agnico-Eagle Mines Limited	1,104,231	7,226,682
1,798,480	Richmont Mines, Inc. (a)(b)	5,783,406	7,079,587
		243,222,690	419,841,601
	Mexico (4.18%)
2,213,750	Industrias Peñoles, SAB de C.V.	6,297,860	52,329,328
	South Africa (15.66%)
3,139,250	Gold Fields Limited ADR	46,599,630	56,726,248
1,569,710	Randgold Resources Limited ADR	28,215,528	56,415,377
1,004,630	AngloGold Ashanti Limited ADR	38,755,378	46,665,064
3,243,370	Harmony Gold Mining Company Limited ADR (a)	35,590,644	36,325,744
		149,161,180	196,132,433
	United States (9.24%)
1,391,207	Newmont Mining Corporation Holding Company	58,218,989	70,756,788
1,270,320	Royal Gold, Inc.	26,933,843	44,893,109
400,000	Canyon Resources Corporation warrants exp 12/01/2008 (a)(c)(d)	—	—
		85,152,832	115,649,897
	Total Common Stocks and Warrants	553,875,728	946,295,823

See Notes to Financial Statements.

FIRST EAGLE GOLD FUND

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2007

Ounces		Cost (Note 1)		Value (Note 1)
	Commodity (21.90%)
344,969	Gold bullion (a)	$151,703,605		$274,122,360
Principal Amount
	Short-Term Investment (2.52%)
$31,626,000	Hitachi Limited 5% due 11/01/2007	31,626,000		31,626,000
	Total Investments (100.01%)	$737,205,333	*	1,252,044,183	**
	Liabilities in excess of other assets (–0.01%)			(139,830)
	Net Assets (100.00%)			$1,251,904,353

  *  At October 31, 2007 cost of investments for federal income tax purposes was $774,653,815.

  **  Gross unrealized appreciation and depreciation of investments at October 31, 2007 for federal income tax purposes were $477,390,368 and $0 respectively (net appreciation was $477,390,368).

(a)  Non-income producing security/commodity.

(b)  Affiliate as defined by the Investment Company Act of 1940. An affiliate is defined as a company in which the Fund directly or indirectly owns, controls, or holds power to vote 5% or more of the outstanding voting securities. Following is a summary of transactions with each such affiliate for the year ended October 31, 2007.

	Purchases
Affiliate	Shares	Cost
Richmont Mines, Inc.	544,920	$1,514,101

(c)  Security for which there is less than three market makers.

(d)  Securities valued in accordance with fair value procedures under the supervision of the Board of Trustees, representing 0.00% of net assets.

See Notes to Financial Statements.

Harold Levy

FIRST EAGLE FUND OF AMERICA

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

The deal frenzy so apparent in the first half of calendar 2007 has given way to a much more subdued equity environment. Lenders are pulling in their horns to compensate for excessive risk taking and the somewhat surprising extent of mortgage borrowers being unable to maintain their payments, and the implications of large scale defaults are working their way through the financial system. We have not participated in this debacle since we tend to avoid financials and in fact have not owned any now for several years. Nevertheless, a much less credit friendly environment is not positive for the real economy and may add significant nervousness to equity valuations.

We have no particular view on when this crisis will end but continue to believe that it is likely the system will reliquidify, lenders will take their well deserved losses and companies that create value for customers and owners will still be prized assets. We continue to own equities and find more on a regular basis. Some environments are good for realizing value and some for finding value. Ultimately we will switch to an environment where realization is king, but today we are clearly in the latter environment.

In terms of performance of the Fund during the period, top contributors were Teekay Corporation (marine transportation), Precision Castparts Corporation (industrial technology), and Rural Cellular Corporation (wireless telecommunications). Those that detracted did so very minimally and included names such as LSI Corporation (electronic technology), HealthSouth Corporation (health care services), and Wesco International Inc. (electrical supplies and equipment distribution).

We are doing nothing different from what we have done in the past; we are not panicked nor surprised by significant volatility both in individual stocks and the market overall and believe that investments at today's prices may be well rewarded several years hence.

Sincerely,

Harold Levy
Portfolio Manager

November 2007

First Eagle Fund of America Class Y will only accept additional investments from existing shareholders. However, Class A and Class C remain open to all investors.

Past performance is no guarantee of future result. Portfolio actively managed. Portfolio and opinions expressed herein are subject to change.

FUND OVERVIEW

FIRST EAGLE FUND OF AMERICA  Data as of October 31, 2007 (Unaudited)

THE INVESTMENT STYLE

The First Eagle Fund of America is a non-diversified U.S. equity fund that seeks long-term capital appreciation. The Fund has a unique event-driven bias that focuses on identifying companies poised to benefit from change that the market has not yet recognized.

ASSET ALLOCATION

SECTOR/INDUSTRY*

Energy	22.66%
Industrials	14.46%
Materials	13.87%
Consumer Discretionary	10.76%
Information Technology	9.44%
Health Care Services	8.99%
Telecommunication Services	7.99%
Pharmaceuticals	5.48%
Biotechnology	3.20%
Consumer Staples	1.91%
*percentages exclude option positions

The Fund's portfolio composition (represented as a percentage of net assets) is subject to change at any time.

AVERAGE ANNUAL RETURNS

	ONE-YEAR	FIVE-YEARS	TEN-YEARS
First Eagle Fund of America (Y Shares)	21.25%	15.90%	11.52%
Standard & Poor's 500 Index	14.56%	13.88%	7.10%

GROWTH OF A $10,000 INITIAL INVESTMENT

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The Fund's average annual returns shown above are historical and reflect changes in share price, reinvested dividends and is net of expenses. The Standard & Poor's 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy and is not available for purchase. Although the Standard & Poor's 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also considered a proxy for the total market.

TOP 10 HOLDINGS

Teekay Corporation (marine transportation)	4.37%
Baxter International Inc. (diversified medical products and services)	4.25%
Devon Energy Corporation (energy company)	3.90%
DST Systems Inc. (data processing services provider)	3.89%
Agilent Technologies Inc. (electronic equipment provider)	3.71%
General Dynamics Corporation (aerospace and defense manufacturer)	3.66%
American Standard Companies Inc. (building products manufacturer)	3.43%
Autoliv Inc. (automobile components supplier)	2.82%
The DIRECTV Group, Inc. (cable/satellite television services provider)	2.63%
UTS Energy Corporation (energy company)	2.59%

FIRST EAGLE FUND OF AMERICA

SCHEDULE OF INVESTMENTS

October 31, 2007

Number of Shares		Cost (Note 1)	Value (Note 1)
	Common and Preferred Stocks - U.S. (90.96%)
	Biotechnology (3.20%)
390,510	Amgen Inc. (a)(c)	$21,443,309	$22,692,536
1,135,996	Isolagen Inc. (a)	3,335,919	3,532,948
135,521	InterMune Inc. (a)	2,007,756	2,699,578
		26,786,984	28,925,062
	Consumer Discretionary (10.76%)
402,600	Autoliv Inc. (c)	17,456,288	25,436,268
897,920	The DIRECTV Group, Inc. (a)	21,402,142	23,776,922
251,040	The Stanley Works (c)	11,837,403	14,447,352
449,720	Virgin Media Inc.	12,102,279	9,943,309
173,553	WABCO Holdings Inc.	6,349,269	8,819,963
97,900	Whirlpool Corporation (c)	8,763,798	7,751,722
28,700	The Black & Decker Corporation (c)	2,160,249	2,580,417
43,710	Harley-Davidson, Inc.	2,253,889	2,251,065
140,130	Domino's Pizza Inc. (c)	2,491,310	2,163,607
		84,816,627	97,170,625
	Consumer Staples (1.91%)
517,390	Dean Foods Company	7,525,646	14,367,920
102,740	Treehouse Foods Inc. (a)	2,077,487	2,866,446
		9,603,133	17,234,366
	Energy (20.06%)
705,600	Teekay Corporation (c)	29,944,634	39,478,320
377,550	Devon Energy Corporation (c)	24,196,543	35,263,170
443,590	Grant Prideco Inc. (a)(c)	19,412,901	21,806,884
483,800	Halliburton Company (c)	15,670,528	19,071,396
296,480	Denbury Resources Inc. (a)(c)	10,246,637	16,780,768
350,620	Dresser-Rand Group Inc. (a)(c)	12,069,179	13,568,994
270,455	Atlas Pipeline Partners, L.P. (e)(f)	11,900,020	12,706,144
77,777	Atlas Pipeline Holdings, L.P. (e)(f)	2,099,979	2,706,536
208,110	Atlas America Inc.	7,716,956	12,007,947
87,800	GlobalSantaFe Corporation (c)	5,413,286	7,114,434
22,300	Teekay Offshore Partners LP	468,300	647,369
		139,138,963	181,151,962

See Notes to Financial Statements.

FIRST EAGLE FUND OF AMERICA

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2007

Number of Shares		Cost (Note 1)	Value (Note 1)
	Common and Preferred Stocks—U.S.—(continued)
	Health Care Services (8.46%)
639,110	Baxter International Inc. (c)	$25,011,293	$38,352,991
395,400	Edwards Lifesciences Corporation (a)	16,363,221	19,856,988
791,640	HealthSouth Corporation (a)	19,523,294	15,872,382
40,000	Chemed Corporation (c)	2,214,972	2,292,800
67,777	Assistive Technology Inc. Ser. E-1 (a)(b)(d)(e)	883,921	—
51,966	Assistive Technology Inc. Ser. E-2 (a)(b)(d)(e)	500,000	—
26,057	Assistive Technology Inc. Ser. F Pfd. (a)(b)(d)(e)	342,000	—
		64,838,701	76,375,161
	Industrials (14.46%)
363,700	General Dynamics Corporation (c)	20,579,243	33,082,152
831,410	American Standard Companies Inc. (c)	23,011,919	30,986,651
792,900	DynCorp International Inc. (a)(c)	10,024,728	17,951,256
119,800	Precision Castparts Corporation (c)	5,486,008	17,947,238
290,610	WESCO International Inc. (a)	16,315,056	13,556,957
449,370	J.B. Hunt Transport Services, Inc. (c)	12,271,718	12,456,536
110,590	Tyco International Limited	3,029,564	4,552,990
		90,718,236	130,533,780
	Information Technology (8.81%)
415,200	DST Systems Inc. (a)(c)	21,491,416	35,171,592
908,700	Agilent Technologies Inc. (a)(c)	27,120,420	33,485,595
1,646,898	LSI Corporation (a)	15,548,151	10,869,527
		64,159,987	79,526,714
	Materials (12.07%)
265,030	Praxair, Inc. (c)	18,641,271	22,654,764
874,520	Crown Holdings Inc. (a)	15,848,464	21,688,096
359,810	Ball Corporation (c)	10,899,915	17,839,380
392,550	Celanese Corporation, Series 'A' (c)	15,294,751	16,471,398
201,100	Eastman Chemical Company (c)	12,207,242	13,391,249
306,300	Eagle Materials Inc.	13,726,166	12,101,913
40,700	Freeport-McMoRan Copper & Gold Inc., Class 'B'	2,928,609	4,789,576
		89,546,418	108,936,376
	Pharmaceuticals (3.24%)
1,305,340	Millennium Pharmaceuticals Inc. (a)(c)	13,284,403	15,429,119
375,863	Theravance Inc. (a)	8,078,013	9,404,092
465,800	Enzon Pharmaceuticals, Inc. (a)	4,032,747	4,439,074
		25,395,163	29,272,285

See Notes to Financial Statements.

FIRST EAGLE FUND OF AMERICA

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2007

Number of Shares		Cost (Note 1)		Value (Note 1)
	Common and Preferred Stocks—U.S.—(continued)
	Telecommunication Services (7.99%)
301,730	Leap Wireless International Inc. (a)(c)	$13,030,326		$21,516,366
1,168,462	Dobson Communications Corporation (a)	5,702,182		15,119,898
188,940	Alltel Corporation	10,644,680		13,443,081
302,439	Rural Cellular Corporation, Class 'A' (a)	3,658,416		13,419,218
410,870	Global Crossing Limited (a)(c)	9,227,934		8,665,248
		42,263,538		72,163,811
	Total Common and Preferred Stocks—U.S.	637,267,750		821,290,142
	Common Stocks—Non U.S. (7.80%)
	Canada (4.93%)
3,641,070	UTS Energy Corporation (1)(a)	19,671,648		23,415,366
324,200	Teck Cominco Limited, Class 'B' (4)(c)	11,788,739		16,210,000
214,900	MDS Inc. (2)(a)	3,896,934		4,833,102
		35,357,321		44,458,468
	Singapore (0.63%)
248,700	Verigy Limited (3)(a)	4,437,322		5,717,613
	United Kingdom (2.24%)
268,830	Shire Plc ADR (5)(c)	6,985,359		20,202,575
	Total Common Stock—Non U.S.	46,780,002		70,378,656
	Warrants—U.S. (0.00%)
9,873	Assistive Technology Inc. (a)(b)(d)(e)(2)	382		—
37,234	Assistive Technology Inc. Ser. E-1 (a)(b)(d)(e)(2)	—		—
1,470,588	Regen Biologics Inc. (a)(d)(e)(f)(2)	—		—
	Total Warrants—U.S.	382		—
	Repurchase Agreement (3.77%)
34,076,839	State Steet Bank and Trust 3 3/4%, dated 10/31/2007, due 11/01/2007, repurchase value $34,080,389 (collateralized by U.S. Treasury Bonds)	34,076,839		34,076,839
	Total Investment Portfolio Excluding Options Written	$718,124,973	*	925,745,637 **
Contracts
	Covered Call Options Written (–1.95%)
137	Agilent Technologies Inc. @ $35 exp. Nov 2007			(34,318)
641	American Standard Companies Inc. @ $35 exp. Jan 2008			(249,990)
795	Amgen Inc. @ $55 exp. Nov 2007			(142,230)

See Notes to Financial Statements.

FIRST EAGLE FUND OF AMERICA

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2007

Contracts		Value (Note 1)
	Covered Call Options Written—(continued)
431	Amgen Inc. @ $60 exp. Jan 2008	$(147,870)
403	Autoliv Inc. @ $65 exp. Dec 2007	(44,330)
360	Ball Corporation @ $55 exp. Nov 2007	(5,400)
310	Baxter International Inc. @ $55 exp. Nov 2007	(162,750)
287	The Black & Decker Corporation @ $85 exp. Nov 2007	(157,850)
1,787	Celanese Corporation, Series 'A' @ $40 exp. Nov 2007	(442,282)
1,914	Celanese Corporation, Series 'A' @ $40 exp. Dec 2007	(641,190)
400	Chemed Corporation @ $60 exp. Dec 2007	(56,000)
448	Denbury Resources Inc. @ $50 exp. Dec 20007	(331,520)
144	Devon Energy Corporation @ $85 exp. Nov 2007	(128,160)
763	Devon Energy Corporation @ $80 exp. Nov 2007	(1,030,050)
746	Devon Energy Corporation @ $90 exp. Jan 2008	(559,500)
395	Domino's Pizza Inc. @ $16.50 exp. Dec 2007	(13,825)
2,568	Dresser-Rand Group Inc. @ 35 exp. Dec 2007	(1,194,120)
116	DST Systems Inc. @ $80 exp. Jan 2008	(79,460)
1,233	DynCorp International Inc. @ $22.50 exp. Dec 2007	(206,527)
248	DynCorp International Inc. @ $20 exp. Dec 2007	(80,600)
1,422	Eastman Chemical Company @ $65 exp. Dec 2007	(412,380)
736	General Dynamics Corporation @ $80 exp. Nov 2007	(809,600)
781	Global Crossing Limited @ $22.5 exp. Dec 2007	(113,245)
1,084	Global Crossing Limited @ $20 exp. Dec 2007	(298,100)
379	GlobalSantaFe Corporation @ $67.50 exp. Nov 2007	(509,755)
383	GlobalSantaFe Corporation @ $65 exp. Nov 2007	(610,885)
422	Grant Prideco Inc. @ $55 exp. Nov 2007	(12,660)
222	Grant Prideco Inc. @ $50 exp. Jul 2007	(29,970)
217	Grant Prideco Inc. @ $50 exp. Dec 2007	(67,270)
283	Halliburton Company @ $37.50 exp. Nov 2007	(69,335)
699	Halliburton Company @ $35 exp. Nov 2007	(318,045)
612	Halliburton Company @ $32.50 exp. Nov 2007	(428,400)
321	J.B. Hunt Transport Services, Inc. @ $30 exp. Dec 2007	(23,272)
91	Leap Wireless International Inc. @ $70 exp. Nov 2007	(39,130)
337	Leap Wireless International Inc. @ $65 exp. Nov 2007	(249,380)
1,149	Millennium Pharmaceuticals Inc. @ $10 exp. Nov 2007	(195,330)
299	Praxair, Inc. @ $85 exp. Nov 2007	(46,345)
759	Praxair, Inc. @ $75 exp. Nov 2007	(815,925)
239	Praxair, Inc. @ $85 exp. Jan 2008	(102,770)
536	Praxair, Inc. @ $75 exp. Jan 2008	(589,600)
1,109	Precision Castparts Corporation @ $105 exp. Dec 2007	(5,023,770)
1,106	Shire Plc ADR @ $70 exp. Nov 2007	(702,310)
352	The Stanley Works @ $60 exp. Nov 2007	(12,320)
9	Teck Cominco Limited, Class 'B' @ $55 exp. Nov 2007	(157)
324	Teck Cominco Limited, Class 'B' @ $50 exp. Nov 2007	(48,600)

See Notes to Financial Statements.

FIRST EAGLE FUND OF AMERICA

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2007

Contracts		Value (Note 1)
	Covered Call Options Written—(continued)
246	Teck Cominco Limited, Class 'B' @ $45 exp. Nov 2007	$(115,620)
259	Teck Cominco Limited, Class 'B' @ $50 exp. Dec 2007	(78,995)
563	Teekay Shipping Corporation @ $55 exp. Nov 2007	(143,565)
979	Whirlpool Corporation @ $90 exp. Nov 2007	(19,580)
	Total Covered Call Options Written (premiums received $15,679,875)	(17,594,286)
	Total Investment Portfolio (100.58%)	908,151,351
	Liabilities in excess of other assets (–0.58%)	(5,236,583)
	Net Assets (100.00%)	$902,914,768

  *  At October 31, 2007 cost of investments for federal income tax purposes was $718,286,795.

  **  Gross unrealized appreciation and depreciation of investments at October 31, 2007 for federal income tax purposes were $225,961,292 and $18,502,450 respectively (net appreciation was $207,458,842).

Sector/Industry Classification
(1)	Energy
(2)	Health Care Services
(3)	Information Technology
(4)	Materials
(5)	Pharmaceuticals

(a)  Non-income producing security.

(b)  Restricted security priced at fair value by the Valuation Committee of the Board of Trustees. Represents ownership interest in a security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. Information concerning each restricted security holding on October 31, 2007 is shown below:

Security	Acquisition Date	Cost	Carrying Value Per Share/Principal
Assistive Technology Inc. Ser. E-1	10/31/1995	$883,921	—
Assistive Technology Inc. Ser. E-2	12/19/1996	500,000	—
Assistive Technology Inc. Ser. F Pfd.	12/07/2001	342,000	—
Assistive Technology Inc. Warrants	10/21/1998	382	—
Assistive Technology Inc. Ser. E-1 Warrants	10/21/1998	—	—

(c)  At October 31, 2007, all or a portion of this security was segregated to cover collateral requirement for options.

(d)  Security for which there is less than three market makers.

(e)  Securities valued in accordance with the fair value procedures under the supervision of the Board of Trustees, representing 1.71% of net assets.

(f)  All or a portion of the security is exempt from registration under the Securities Act of 1933.

See Notes to Financial Statements.

FIRST EAGLE FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

October 31, 2007

	First Eagle Global Fund	First Eagle Overseas Fund	First Eagle U.S. Value Fund	First Eagle Gold Fund	First Eagle Fund of America
Assets:
Investments in: (Note 1)
Unaffiliated issuers, at value (cost: $16,054,374,142, $7,142,903,268, $597,400,115, $731,421,927 and $718,124,973, respectively )	$20,767,986,618	$10,074,001,941	$673,255,062	$1,244,964,596	$925,745,637
Non-controlled affiliates, at value (cost: $1,336,496,558, $764,772,147, $0, $5,783,406 and $0, respectively)	1,593,171,971	1,116,064,497	—	7,079,587	—
Cash	1,077,909	237,963	256	796	—
Foreign cash (cost: $3,041,944 and $1,806,290, respectively)	3,097,115	1,802,292	—	—	—
Receivable for forward currency contracts held, at value (Note 1)	268,795	1,750,107	—	—	—
Receivable for investment securities sold	4,296,107	5,968,979	98,077	14,927,022	1,624,204
Receivable for Fund shares sold	27,544,357	9,992,003	826,782	2,956,666	440,505
Accrued interest and dividends receivable	47,755,135	26,871,467	3,776,987	—	213,545
Investment for trustee deferred compensation plan (Note 2)	240,424	274,091	65,455	24,077	164,600
Other assets	157,484	88,056	4,529	8,446	19,280
Total Assets	22,445,595,915	11,237,051,396	678,027,148	1,269,961,190	928,207,771
Liabilities:
Options written, at value (premiums received $15,679,875) (Note 3)	—	—	—	—	17,594,286
Payable for Fund shares redeemed	39,143,304	19,946,079	2,062,056	1,563,890	567,177
Payable for investment securities purchased	67,835,277	18,274,928	13,397,865	14,877,529	5,675,823
Payable for forward currency contracts held, at value (Note 1)	70,888,306	65,732,919	—	—	—
Investment advisory fees payable (Note 2)	13,933,071	7,113,745	428,317	747,516	755,726
Administrative costs payable (Note 2)	330,786	168,918	10,172	17,739	13,457
Distribution fees payable (Note 4)	6,318,506	2,023,772	218,823	291,597	216,002
Services fees payable (Note 4)	1,170,423	253,530	49,029	38,582	13,535
Trustee deferred compensation plan (Note 2)	240,424	274,091	65,455	24,077	164,600
Accrued expenses and other liabilities	8,443,425	4,158,210	256,327	495,907	292,397
Total Liabilities	208,303,522	117,946,192	16,488,044	18,056,837	25,293,003
Net Assets:
Capital stock (par value, $0.001 per share)	436,332	395,042	38,938	45,961	30,142
Capital surplus	15,308,646,000	6,696,577,859	552,324,226	698,167,512	612,522,520
Net unrealized appreciation (depreciation) on:
Investments	4,970,287,889	3,282,391,023	75,854,947	514,838,850	207,620,664
Foreign currency related transactions	(72,390,757)	(64,769,372)	—	—	—
Written Options	—	—	—	—	(1,914,411)
Undistributed net realized gains on investments	1,973,950,898	1,254,798,916	25,219,103	40,989,173	83,094,203
Undistributed net investment income (loss)	56,362,031	(50,288,264)	8,101,890	(2,137,143)	1,561,650
Net Assets	$22,237,292,393	$11,119,105,204	$661,539,104	$1,251,904,353	$902,914,768
Class A share capital	$13,450,956,087	$5,974,242,569	$323,714,918	$890,021,438	$82,085,686
Shares of beneficial interest outstanding (Class A) (Note 6)	263,273,028	212,651,482	19,026,666	32,627,262	2,755,354
Net asset value per share	$51.09	$28.09	$17.01	$27.28	$29.79
Maximum offering price per share	$53.78	$29.57	$17.91	$28.72	$31.36
Class I share capital	$3,192,749,307	$3,942,323,899	$104,423,328	$166,079,947	—
Shares of beneficial interest outstanding (Class I) (Note 6)	62,207,792	138,917,580	6,075,347	6,044,183	—
Net asset value per share	$51.32	$28.38	$17.19	$27.48	—
Class C share capital	$5,593,586,999	$1,202,538,736	$233,400,858	$195,802,968	$65,219,010
Shares of beneficial interest outstanding (Class C) (Note 6)	110,851,443	43,472,598	13,835,995	7,289,674	2,380,881
Net asset value per share	$50.46	$27.66	$16.87	$26.86	$27.39
Class Y share capital	—	—	—	—	$755,610,072
Shares of beneficial interest outstanding (Class Y) (Note 6)	—	—	—	—	25,006,094
Net asset value per share	—	—	—	—	$30.22

See Notes to Financial Statements.

FIRST EAGLE FUNDS

STATEMENTS OF OPERATIONS

For the Year Ended October 31, 2007

	First Eagle Global Fund	First Eagle Overseas Fund	First Eagle U.S. Value Fund	First Eagle Gold Fund	First Eagle Fund of America
Investment Income:
Income:
Interest	$258,717,213	$140,407,261	$15,141,865	$1,951,595	$2,614,303
Dividends from: (net of $22,274,839, $18,712,135, $0, $185,117 and $43,971, foreign taxes withheld, respectively) Unaffiliated issuers	246,686,431	147,116,445	5,652,606	4,963,797	10,892,833
Non-controlled affiliates	25,847,966	17,550,954	—	—	—
Other Income	459,963	417,897	37,158	—	—
Total income	531,711,573	305,492,557	20,831,629	6,915,392	13,507,136
Expenses:
Investment advisory fees (Note 2)	158,615,873	86,136,880	4,812,126	8,025,824	8,160,464
Administrative costs (Note 2)	4,030,447	2,201,445	119,891	208,769	157,172
Distribution fees (Note 4)
Class A	32,013,581	15,122,600	801,960	1,893,275	149,210
Class C	40,090,262	8,996,191	1,547,631	1,215,840	422,840
Class Y	—	—	—	—	1,746,293
Service fees - Class C (Note 4)	13,363,421	2,998,730	515,877	405,280	140,947
Shareholder servicing agent fees	14,313,562	6,527,689	845,373	1,184,110	803,406
Custodian fees	2,901,907	2,627,588	34,856	349,193	35,590
Trustees' fees	532,753	294,669	15,854	27,476	21,103
Other fees	4,662,195	2,231,184	300,850	422,155	315,471
Total expenses	270,524,001	127,136,976	8,994,418	13,731,922	11,952,496
Expense reductions due to earnings credits (Note 1)	(1,362,624)	(568,875)	(48,526)	(80,827)	(78,170)
Net expenses	269,161,377	126,568,101	8,945,892	13,651,095	11,874,326
Net investment income (loss) (Note 1)	262,550,196	178,924,456	11,885,737	(6,735,703)	1,632,810
Realized and Unrealized Gains (Losses) on Investments, Foreign Currency Related Transactions and Written Options (Note 1 ):
Net realized gains (losses) from:
Unaffiliated issuers	2,167,052,091	1,451,609,859	27,345,487	72,934,602	110,912,014
Non-controlled affiliates	26,229,978	4,177,258	—	—	—
Commodity related transactions	—	—	—	7,904,208	—
Foreign currency related transactions	35,869,261	27,261,810	(168)	235,869	—
Written Options	—	—	—	—	(23,238,012)
	2,229,151,330	1,483,048,927	27,345,319	81,074,679	87,674,002
Change in unrealized appreciation (depreciation) of:
Investments	828,202,985	313,601,026	28,496,843	277,311,717	67,939,938
Foreign currency translation	(74,964,884)	(65,030,385)	—	—	—
Written Options	—	—	—	—	(1,827,713)
	753,238,101	248,570,641	28,496,843	277,311,717	66,112,225
Net gains on investments, foreign currency related transactions and written options	2,982,389,431	1,731,619,568	55,842,162	358,386,396	153,786,227
Net Increase in Net Assets Resulting from Operations	$3,244,939,627	$1,910,544,024	$67,727,899	$351,650,693	$155,419,037

See Notes to Financial Statements.

FIRST EAGLE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	First Eagle Global Fund		First Eagle Overseas Fund		First Eagle U.S. Value Fund
	Year Ended October 31,		Year Ended October 31,		Year Ended October 31,
	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$262,550,196	$202,086,191	$178,924,456	$160,352,124	$11,885,737	$7,140,779
Net realized gain from investments, foreign currency related transactions and written options	2,229,151,330	1,729,022,968	1,483,048,927	1,110,693,744	27,345,319	25,876,243
Increase in unrealized appreciation (depreciation) of investments, foreign currency translation and written options	753,238,101	1,269,653,522	248,570,641	711,018,507	28,496,843	15,113,970
Net increase in net assets resulting from operations	3,244,939,627	3,200,762,681	1,910,544,024	1,982,064,375	67,727,899	48,130,992
Distributions to Shareholders:
Dividends paid from net investment income	(466,827,023)	(283,481,518)	(357,741,423)	(301,669,892)	(9,311,493)	(5,204,225)
Distributions paid from net realized gains from investment transactions
Class A	(890,383,733)	(380,311,467)	(474,701,910)	(320,085,336)	(10,814,242)	(2,885,328)
Class I	(199,381,200)	(70,203,372)	(329,439,371)	(199,381,304)	(4,725,972)	(1,280,821)
Class C	(374,703,576)	(155,099,118)	(95,188,701)	(65,934,209)	(6,912,351)	(1,879,885)
Class Y	—	—	—	—	—	—
Decrease in net assets resulting from distributions	(1,931,295,532)	(889,095,475)	(1,257,071,405)	(887,070,741)	(31,764,058)	(11,250,259)
Fund Share Transactions (Note 6):
Net proceeds from shares sold	2,599,172,960	3,058,013,044	1,215,645,963	1,611,386,621	246,698,098	243,977,278
Net asset value of shares issued for reinvested dividends and distributions	1,592,691,429	737,750,171	1,061,174,198	741,975,762	22,893,687	8,022,368
Cost of shares redeemed	(2,691,012,778)	(1,790,535,142)	(2,771,757,783)	(1,376,427,484)	(173,473,004)	(74,814,310)
Increase in net assets from Fund share transactions	1,500,851,611	2,005,228,073	(494,937,622)	976,934,899	96,118,781	177,185,336
Net increase in net assets	2,814,495,706	4,316,895,279	158,534,997	2,071,928,533	132,082,622	214,066,069
Net Assets (Note 1):
Beginning of year	19,422,796,687	15,105,901,408	10,960,570,207	8,888,641,674	529,456,482	315,390,413
End of year (including undistributed net investment (loss) income of $56,362,031, $101,080,362,$(50,288,264), $20,593,575, $8,101,890, $6,110,042, $(2,137,143), $969,257, $1,561,650 and $100,216, respectively)	$22,237,292,393	$19,422,796,687	$11,119,105,204	$10,960,570,207	$661,539,104	$529,456,482

See Notes to Financial Statements.

	First Eagle Gold Fund		First Eagle Fund of America
	Year Ended October 31,		Year Ended October 31,
	2007	2006	2007	2006
Operations:
Net investment income (loss)	$(6,735,703)	$(7,303,097)	$1,632,810	$(2,638,843)
Net realized gain from investments, foreign currency related transactions and written options	81,074,679	197,637,626	87,674,002	106,682,335
Increase in unrealized appreciation (depreciation) of investments, foreign currency translation and written options	277,311,717	104,692,554	66,112,225	14,367,100
Net increase in net assets resulting from operations	351,650,693	295,027,083	155,419,037	118,410,592
Distributions to Shareholders:
Dividends paid from net investment income	(33,158,082)	(21,502,525)	—	—
Distributions paid from net realized gains from investment transactions
Class A	(100,864,904)	—	(5,917,839)	(2,779,103)
Class I	(19,372,844)	—	—	—
Class C	(21,208,209)	—	(6,484,100)	(3,556,274)
Class Y	—	—	(81,196,044)	(59,542,911)
Decrease in net assets resulting from distributions	(174,604,039)	(21,502,525)	(93,597,983)	(65,878,288)
Fund Share Transactions (Note 6):
Net proceeds from shares sold	130,832,536	339,700,156	134,432,746	67,272,045
Net asset value of shares issued for reinvested dividends and distributions	141,010,689	17,043,395	78,266,917	58,571,211
Cost of shares redeemed	(275,883,221)	(320,345,919)	(137,169,995)	(161,334,938)
Increase in net assets from Fund share transactions	(4,039,996)	36,397,632	75,529,668	(35,491,682)
Net increase in net assets	173,006,658	309,922,190	137,350,722	17,040,622
Net Assets (Note 1):
Beginning of year	1,078,897,695	768,975,505	765,564,046	748,523,424
End of year (including undistributed net investment (loss) income of $56,362,031, $101,080,362,$(50,288,264), $20,593,575, $8,101,890, $6,110,042, $(2,137,143), $969,257, $1,561,650 and $100,216, respectively)	$1,251,904,353	$1,078,897,695	$902,914,768	$765,564,046

FIRST EAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS

Note 1—Significant Accounting Policies

First Eagle Funds (the "Trust"), is an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust consists of five separate portfolios, First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America (each individually a "Fund" or collectively the "Funds"). All the Funds are diversified mutual funds except for First Eagle Gold Fund and First Eagle Fund of America, which are non-diversified. The Trust is a Delaware statutory trust and was, until April 23, 2004, a Maryland corporation operating under the name First Eagle Funds, Inc. (First Eagle SoGen Funds, Inc. prior to December 31, 2002). First Eagle Fund of America, previously a portfolio of a separate Delaware statutory trust, was reorganized as a portfolio of the Trust effective December 31, 2002. The First Eagle Global Fund seeks long-term growth of capital by investing in a wide range of asset classes from markets in the United States and around the world. The First Eagle Overseas Fund seeks long-term growth of capital by investing primarily in equities issued by non-U.S. corporations. The First Eagle U.S. Value Fund seeks long-term growth of capital by investing primarily in equities issued by U.S. corporations. The First Eagle Gold Fund's investment objective is to provide exposure to the investment characteristics of gold and, to a limited extent, other precious metals. The First Eagle Fund of America is a U.S. equity fund with a unique event-driven bias that seeks capital appreciation.

The following is a summary of significant accounting policies adhered to by the Funds and are in conformity with U.S. generally accepted accounting principles ("GAAP").

a) Investment valuation—Each Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange ("NYSE") is open for trading. The net asset value per share is computed by dividing the total current value of the assets of a Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

A portfolio security (including an option), other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is normally valued at the price of the last sale on the exchange as of the close of business on the date on which assets are valued. If there are no sales on such date, such portfolio investment will be valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively). Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively), except if such unlisted security traded on the NASDAQ in which case it is valued at its last sale price (or, if available in the case of NASDAQ securities, the NASDAQ Official Closing Price ('NOCP')).

Commodities (such as physical metals) are valued at the spot price at the time trading on the New York Stock Exchange closes (normally 4:00 p.m. E.S.T.). Forward currency contracts are valued at the current cost of covering or offsetting such contracts.

FIRST EAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS—(Continued)

All bonds, whether listed on an exchange or traded in the over-the-counter market (and except for short-term investments as described in the next sentence), for which market quotations are readily available are valued at the mean between the last bid and asked prices received from dealers in the over-the-counter market in the United States or abroad, except that when no asked price is available, bonds are valued at the last bid price alone. Short-term investments maturing in sixty days or less are valued at cost plus interest earned (or discount amortized, as the case may be), which is deemed to approximate value.

London closing exchange rates typically are used to convert foreign security prices into U.S. dollars. Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the relevant quotation on the exchange or market deemed to be the primary trading venue for that security. In the absence of such a quotation, a quotation from the exchange or market deemed by Arnhold and S. Bleichroeder Advisers, LLC (the "Adviser") Adviser to be the secondary trading venue for the particular security shall be used. The Funds use pricing services to identify the market prices of publicly traded securities in their portfolios. When market prices are determined to be "stale" as a result of limited market activity for a particular holding, or in other circumstances when market prices are unavailable, such as for private placements, or determined to be unreliable for a particular holding, such holdings may be "fair valued" in accordance with procedures approved by the Board of Trustees ("Board"). Additionally, with respect to foreign holdings, specifically in circumstances leading the Adviser to believe that significant events occurring after the close of a foreign market have materially affected the value of a Fund's holdings in that market, such holdings may be fair valued to reflect the events in accordance with procedures approved by the Board. The determination of whether a particular foreign investment should be fair valued will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and security-specific events. The values assigned to a Fund's holdings therefore may differ on occasion from reported market values.

b)  Investment transactions and income—Investment transactions are accounted for on a trade date basis. The specific identification method is used in determining realized gains and losses from investment transactions. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. In computing investment income, each Fund accretes discounts and amortizes premiums on debt obligations using the interest method. Investment income is allocated to each Fund's share class in proportion to its relative net assets. Payments received from certain investments held by the Funds may be comprised of dividends, capital gains and return of capital. The Funds originally estimate the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer.

c)  Expenses—Expenses arising in connection with a Fund are charged directly to that Fund. Expenses common to all Funds are allocated to each Fund in proportion to its relative net assets. Certain expenses are shared with the First Eagle Variable Funds, an affiliated fund group. Such costs are generally allocated using the ratio of the Fund's average daily net assets relative to the total average daily net assets of the First Eagle Variable Funds. Earnings credits reduce custody fees, shareholder servicing agent fees and accounting fees by the amount of interest earned on balances with such service provider.

d)  Foreign currency translation—The market values of securities which are not traded in U.S. currency are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rates at the end of the period. The costs of such securities are translated at exchange rates prevailing when acquired. Related dividends,

FIRST EAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS—(Continued)

interest and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions.

The net assets of each of the Funds are presented at the foreign exchange rates and market values at the close of the period. The Funds do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the equity securities. However, for federal income tax purposes each Fund does isolate the effect of changes in foreign exchange rates from the changes in market prices for realized gains and losses on debt obligations.

e)  Forward currency contracts—In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Funds may enter into forward currency contracts. Additionally, each Fund may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are valued at the current cost of covering or offsetting such contracts, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, a Fund could be exposed to foreign currency fluctuations.

f)  Repurchase agreements—The First Eagle Fund of America may enter into repurchase agreement transactions with institutions that meet the advisor's credit guidelines. Each repurchase agreement is valued at amortized cost. The Fund requires that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Fund to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

g)  Options—In order to produce incremental earnings or protect against changes in the value of portfolio securities, the First Eagle Fund of America may buy and sell put and call options, write covered call options on portfolio securities and write cash-secured put options.

First Eagle Fund of America generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. First Eagle Fund of America may also use options for speculative purposes, although it does not employ options for this purpose at the present time. First Eagle Fund of America will segregate assets to cover its obligations under option contracts.

Options contracts are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation/depreciation is recorded. If there is no sale on such day, the mean between the last bid and asked prices is used. First Eagle Fund of America will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on the sale of a written call option, the purchase cost of a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. When a written option expires, First Eagle Fund of America will realize a gain equal to the amount of the premium received. When First Eagle Fund of America enters into a closing purchase transaction, First Eagle Fund of America will realize a gain (or loss, if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated.

FIRST EAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS—(Continued)

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that First Eagle Fund of America may incur a loss if the market price of the security decreases and the option is exercised. First Eagle Fund of America also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The Fund may also write over-the-counter options where the completion of the obligation is dependent upon the credit standing of the counterparty.

h)  Treasury Inflation-Protected Securities—The Funds may invest in Treasury Inflation-Protected Securities ("TIPS") which are specially structured bonds in which the principal amount is adjusted to keep pace with inflation, as measured by the U.S. Consumer Price Index ("CPI"). The inflation (deflation) adjustment is applied to the principal of each bond on a monthly basis and is accounted for as interest income on the Statements of Operations. TIPS are subject to interest rate risk.

i)  Structured notes—In order to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code") , the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. One of these requirements is that the Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly traded partnerships ("Qualifying Income"). There currently is some uncertainty as to the status of income from commodity-linked structured notes in which certain of the First Eagle Funds have invested, and these Funds have treated such income as Qualifying Income. If any Fund fails to qualify as a RIC, the Fund will be subject to federal, state and local income tax on its net income and capital gains at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to each Fund's earnings and profits. None of the Funds held structured notes as of October 31, 2007.

j)  Short Sales—The First Eagle Fund of America may seek to realize additional gains through short sale transactions in securities listed on one or more national security exchanges, or in unlisted securities. At the time a short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividend or interest that accrues during the period of the loan. To borrow the security, the Fund may also be required to pay a premium. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed. There were no open short sales as of October 31, 2007.

k)  United States income taxes—No provision has been made for U.S. federal income taxes since it is the intention of each Fund to distribute to shareholders all taxable net investment income and net realized gains on investments, if any, within the allowable time limit, and to comply with the provisions of the Internal Revenue Code for a regulated investment company. First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America declare and pay such income, dividends and capital gains distributions on an annual basis.

FIRST EAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS—(Continued)

At October 31, 2007, the components of distributable earnings on a tax basis were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gains (Losses)	Net Unrealized Appreciation (Depreciation)
First Eagle Global Fund	$453,145,760	$1,826,343,484	$4,649,105,439
First Eagle Overseas Fund	341,421,051	1,160,564,781	2,920,381,072
First Eagle U.S. Value Fund	12,537,867	20,622,265	76,036,442
First Eagle Gold Fund	38,975,435	37,345,615	477,390,368
First Eagle Fund of America	5,420,568	82,678,134	202,304,056

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statements of net assets are primarily due to wash sales, investments in partnerships and the treatment of passive foreign investment companies.

l)  Reclassification of capital accounts—On the statements of assets and liabilities, as a result of certain differences in the computation of net investment income and net realized capital gains under federal income tax rules and regulations versus generally accepted accounting principles, a reclassification has been made to increase (decrease) undistributed net investment income, undistributed net realized gains on investments and capital surplus for First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gains (Losses)	Capital Surplus
First Eagle Global Fund	$159,558,496	$(245,229,471)	$85,670,975
First Eagle Overseas Fund	107,935,128	(223,015,749)	115,080,621
First Eagle U.S. Value Fund	(582,396)	(2,204,277)	2,786,673
First Eagle Gold Fund	36,787,385	(39,738,413)	2,951,028
First Eagle Fund of America	(171,376)	(2,417,683)	2,589,059

The primary permanent differences causing such reclassification include the tax treatment of currency gains and losses, dividend redesignations, distributions paid in connection with the redemption of Fund shares, investments in passive foreign investment companies, distributions from real estate investment trusts, investments in partnerships, gold-linked notes and the disallowance of net operating losses.

m)  Distributions to shareholders—Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

FIRST EAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS—(Continued)

For the year ended October 31, 2007 and 2006, the tax character of distributions paid by the Funds was as follows:

	Ordinary Income		Long Term Capital Gains
	2007	2006	2007	2006
First Eagle Global Fund	$547,199,121	$387,362,891	$1,384,096,410	$501,732,584
First Eagle Overseas Fund	395,332,681	335,828,826	861,738,724	551,241,915
First Eagle U.S. Value Fund	11,464,478	6,321,321	20,299,580	4,928,938
First Eagle Gold Fund	43,450,846	21,502,525	131,153,193	—
First Eagle Fund of America	24,638,156	3,941,436	68,959,827	61,936,852

n)  Class Accounting—Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

o)  Use of estimates—The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

p)  Recently issued accounting pronouncements—In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48—Accounting for Uncertainty in Income Taxes that require the tax effects of certain tax positions to be recognized. These tax positions must meet a "more likely than not" standard that based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. Management of the Trust has evaluated its tax positions and determined that FASB Interpretation No. 48 has no impact on the Trust's financial statements.

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements ("SFAS 157")." SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 applies to reporting periods beginning after November 15, 2007. Management of the Trust is currently evaluating the impact the adoption of SFAS 157 will have on the Funds' financial statements disclosures.

Note 2—Investment Advisory Agreements and Transactions with Related Persons

Arnhold and S. Bleichroeder Advisers, LLC (the "Adviser"), a wholly owned subsidiary of Arnhold and S. Bleichroeder Holdings, Inc. ("ASB Holdings"), manages the Funds. For its services, the Adviser receives, pursuant to an Investment Advisory Agreement between the Funds and the Adviser (the "Advisory Agreement") an annual advisory fee as follows: First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund and First Eagle Gold Fund at 0.75% of each Fund's average daily net assets and First Eagle Fund of America at 1% of the Fund's average daily net assets. Prior to March 1, 2004, First Eagle Global Fund's annual advisory fee was at a rate of 1% of the first $25,000,000 and 0.75% in excess of $25,000,000.

FIRST EAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS—(Continued)

The Adviser also performs certain administrative, accounting, operations, compliance and other services on behalf of the Funds, and in accordance with its agreement with them, the Funds reimburse the Adviser for costs (including personnel, related overhead and other costs) related to those services. For the year ended October 31, 2007, the Funds reimbursed the Adviser amounts as disclosed in the Statements of Operations.

Prior to December 31, 2002, the Adviser had agreed to reimburse the First Eagle U.S. Value Fund to the extent that the aggregate annualized expenses exceeded 1.50% for Class A, 1.25% for Class I and 2.25% for Class C of average daily net assets. If necessary, the Adviser agreed to reimburse the First Eagle Gold Fund to the extent that the aggregate annualized expenses exceeded 2% for Class I and 3% for Class C of average daily net assets until February 29, 2004. For the period from November 1, 2003 to February 29, 2004, the Adviser did not need to reimburse or waive any of First Eagle Gold Fund's fees.

Pursuant to a subadvisory agreement, dated December 10, 2002 ("Subadvisory Agreement") with the Adviser/Iridian Asset Management LLC ("Iridian" or the "Subadviser") manages the investments of the First Eagle Fund of America. Iridian, a registered investment adviser whose primary office is at 276 Post Road West, Westport, CT 06880, is a majority-owned subsidiary of BIAM (US), Inc., a U.S. subsidiary of The Governor and Company of The Bank of Ireland. The fees paid to Iridian by the Adviser under the Subadvisory Agreement are based on a reference amount equal to 50% of the combined (i) fees received by the Adviser for advisory services on behalf of the Fund and (ii) the fees received by the Fund's distributor for its shareholder liaison services on behalf of the Fund. These amounts are reduced by certain direct marketing costs borne by the Adviser in connection with the Fund and are further reduced by the amount paid by the Adviser for certain administrative expenses incurred in providing services to the Fund.

On December 6, 2002, First Eagle Funds Distributors, a division of ASB Securities LLC, a wholly owned subsidiary of ASB Holdings, assumed the duties of the Funds' principal underwriter. Previously, Arnhold and S. Bleichroeder, Inc. ("ASB") acted as the Funds' principal underwriter. For the year ended October 31, 2007, First Eagle Funds Distributors realized $901,189, $118,524, $115,157, $56,236 and $24,762, pertaining to the sales of shares of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America, respectively.

Included in the accrued expenses, on the accompanying statements of assets and liabilities of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America are fees that are payable to trustees in the amounts of $61,525, $33,599, $1,865, $3,094 and $2,362, respectively. The Trust adopted a Trustee Deferred Compensation Plan which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various First Eagle Funds until distribution in accordance with the Trustee Deferred Compensation Plan.

FIRST EAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 3—Options

For the year ended October 31, 2007, First Eagle Fund of America had the following written options transactions:

	Number of Contracts	Premium Received
Options outstanding at October 31, 2006	54,352	$13,742,018
Options written	233,751	90,377,773
Options assigned	(21,938)	(8,566,870)
Options expired/closed	(236,121)	(79,873,046)
Options outstanding at October 31, 2007	30,044	$15,679,875

As of October 31, 2007, portfolio securities valued at approximately $168,000,000 were segregated to cover collateral requirements for written options.

Additionally, First Eagle Fund of America had the following long options transactions:

	Number of Contracts	Premium Paid
Options outstanding at October 31, 2006	839	$390,727
Options expired/closed	(839)	(390,727)
Options outstanding at October 31, 2007	—	$—

Note 4—Plans of Distribution

Under the terms of the Distribution Plans and Agreements ("the Plans") with First Eagle Funds Distributors, a division of ASB Securities LLC ("the Distributor"), pursuant to the provisions of Rule 12b-1 under the 1940 Act, the First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund and First Eagle Gold Fund pay the Distributor quarterly, a distribution fee with respect to Class A and Class C shares at an annual rate of up to 0.25% and 0.75%, respectively, of each Fund's average daily net assets. In the case of First Eagle Fund of America, it pays the Distributor quarterly, a distribution fee with respect to Class Y, Class C and Class A shares at an annual rate of up to 0.25%, 0.75% and 0.25%, respectively of the average daily net assets. Prior to March 1, 2005, First Eagle Fund of America's distribution fee for its Class A shares was at an annual rate of 0.50% of average daily net assets. The Distributor is obligated to use the amounts received under the Plans for payments to qualifying dealers for their assistance in the distribution of a Fund's shares and the provision of shareholder services and for other expenses such as advertising costs and the payment for the printing and distribution of prospectuses to prospective investors.

The Distributor bears distribution costs of a Fund to the extent they exceed payments received under the Plan. For the year ended October 31, 2007, the distribution fees incurred by the Funds were as disclosed in the Statements of Operations.

The Distributor receives an annual service fee with respect to Class C at the annual rate of 0.25% of each Fund's average daily net assets, payable quarterly to cover expenses incurred by the Distributor for providing shareholder liaison services, including assistance with subscriptions, redemptions and other shareholder questions. For the year ended October 31, 2007, the services fees incurred by the Funds were as disclosed in the Statement of Operations.

FIRST EAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 5—Purchases and Sales of Securities

During the year ended October 31, 2007, the aggregate cost of purchases of investments, excluding short-term securities, totaled $6,596,324,038, $3,237,381,945, $307,455,374, $169,331,874 and $426,438,811 for First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America, respectively. Proceeds from sales of investments, excluding short-term securities, totaled $7,166,027,096, $3,354,054,516, $145,490,181, $289,104,876 and $388,723,360 for First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America, respectively.

FIRST EAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 6—Capital Stock

At October 31, 2007, the Funds have an unlimited number of shares authorized for issuance. The Funds have the ability to issue multiple classes of shares.

Transactions in shares of capital stock were as follows:

	Year ended October 31, 2007
	First Eagle Global Fund			First Eagle Overseas Fund			First Eagle U.S. Value Fund
	Class A	Class I	Class C	Class A	Class I	Class C	Class A	Class I	Class C
Shares sold	29,423,126	13,408,641	11,833,957	25,527,944	17,695,896	2,943,615	8,319,730	1,806,798	5,219,216
Shares issued for reinvested dividends and distributions	23,202,772	4,328,546	7,497,567	24,146,635	14,846,977	3,553,059	870,048	157,706	435,662
Shares redeemed	(34,474,198)	(9,914,371)	(11,511,953)	(53,710,207)	(43,244,940)	(6,500,188)	(5,829,160)	(2,921,414)	(1,827,587)
Net increase (decrease)	18,151,700	7,822,816	7,819,571	(4,035,628)	(10,702,067)	(3,514)	3,360,618	(956,910)	3,827,291
	Year ended October 31, 2006
	First Eagle Global Fund			First Eagle Overseas Fund			First Eagle U.S. Value Fund
	Class A	Class I	Class C	Class A	Class I	Class C	Class A	Class I	Class C
Shares sold	35,583,874	16,936,625	15,968,391	31,491,864	28,485,440	4,335,354	7,931,207	3,378,844	4,664,020
Shares issued for reinvested dividends and distributions	12,214,236	1,781,748	3,641,882	19,245,274	10,302,236	2,877,882	324,121	50,463	166,361
Shares redeemed	(26,998,818)	(5,439,910)	(7,574,088)	(35,686,105)	(13,619,021)	(5,445,943)	(2,654,731)	(889,439)	(1,348,459)
Net increase (decrease)	20,799,292	13,278,463	12,036,185	15,051,033	25,168,655	1,767,293	5,600,597	2,539,868	3,481,922

	Year ended October 31, 2007
	First Eagle Gold Fund			First Eagle Fund of America
	Class A	Class I	Class C	Class Y	Class A	Class C
Shares sold	3,911,647	915,411	1,085,929	2,845,188	1,320,584	666,151
Shares issued for reinvested dividends and distributions	4,971,320	934,960	928,749	2,621,034	219,398	213,865
Shares redeemed	(9,216,431)	(2,043,469)	(1,532,639)	(4,201,617)	(433,618)	(338,596)
Net increase (decrease)	(333,464)	(193,098)	482,039	1,264,605	1,106,364	541,420
	Year ended October 31, 2006
	First Eagle Gold Fund			First Eagle Fund of America
	Class A	Class I	Class C	Class Y	Class A	Class C
Shares sold	10,404,322	1,884,960	2,710,203	1,258,857	690,423	623,809
Shares issued for reinvested dividends and distributions	676,086	106,997	94,725	2,071,253	101,510	118,604
Shares redeemed	(10,768,465)	(541,824)	(2,679,916)	(5,465,037)	(267,431)	(339,524)
Net increase (decrease)	311,943	1,450,133	125,012	(2,134,927)	524,502	402,889

FIRST EAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS—(Continued)

Transactions in dollars of capital stock were as follows:

	Year ended October 31, 2007
	First Eagle Global Fund			First Eagle Overseas Fund			First Eagle U.S. Value Fund
	Class A	Class I	Class C	Class A	Class I	Class C	Class A	Class I	Class C
Shares sold	$1,405,054,425	$639,851,362	$554,267,173	$673,109,394	$467,501,394	$75,035,175	$133,936,401	$29,137,821	$83,623,876
Shares issued for reinvested dividends and distributions	1,055,958,184	197,468,312	339,264,933	601,009,577	372,510,660	87,653,961	13,607,553	2,485,438	6,800,696
Shares redeemed	(1,660,695,277)	(480,504,284)	(549,813,217)	(1,429,894,742)	(1,170,779,059)	(171,083,982)	(96,094,297)	(47,792,894)	(29,585,813)
Net increase (decrease)	$800,317,332	$356,815,390	$343,718,889	$(155,775,771)	$(330,767,005)	$(8,394,846)	$51,449,657	$(16,169,635)	$60,838,759
	Year ended October 31, 2006
	First Eagle Global Fund			First Eagle Overseas Fund			First Eagle U.S. Value Fund
	Class A	Class I	Class C	Class A	Class I	Class C	Class A	Class I	Class C
Shares sold	$1,596,531,159	$754,220,639	$707,261,246	$787,524,279	$719,043,046	$104,819,296	$121,442,539	$51,563,403	$70,971,336
Shares issued for reinvested dividends and distributions	511,287,885	74,705,038	151,757,248	439,754,509	236,950,899	65,270,354	4,803,478	753,419	2,465,472
Shares redeemed	(1,207,582,500)	(243,958,680)	(338,993,962)	(897,093,982)	(344,196,140)	(135,137,362)	(40,509,067)	(13,759,193)	(20,546,051)
Net increase (decrease)	$900,236,544	$584,966,997	$520,024,532	$330,184,806	$611,797,805	$34,952,288	$85,736,950	$38,557,629	$52,890,757

Note 7—Indemnification and Foreign Investment Risk

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote. The Funds may have elements of risk not typically associated with investments in the United States of America due to their investments in foreign countries or regions. Such foreign investments may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

	Year ended October 31, 2007
	First Eagle Gold Fund			First Eagle Fund of America
	Class A	Class I	Class C	Class Y	Class A	Class C
Shares sold	$86,695,475	$19,969,661	$24,167,400	$79,945,230	$37,384,703	$17,102,813
Shares issued for reinvested dividends and distributions	102,608,042	19,400,427	19,002,220	67,648,890	5,581,501	5,036,526
Shares redeemed	(197,397,958)	(46,005,974)	(32,479,289)	(116,426,130)	(12,092,526)	(8,651,339)
Net increase (decrease)	$(8,094,441)	$(6,635,886)	$10,690,331	$31,167,990	$30,873,678	$13,488,000
	Year ended October 31, 2006
	First Eagle Gold Fund			First Eagle Fund of America
	Class A	Class I	Class C	Class Y	Class A	Class C
Shares sold	$236,601,779	$42,023,295	$61,075,082	$33,619,327	$18,235,645	$15,417,073
Shares issued for reinvested dividends and distributions	13,129,705	2,086,441	1,827,249	53,169,070	2,572,259	2,829,882
Shares redeemed	(247,252,691)	(13,257,098)	(59,836,130)	(145,954,594)	(7,020,402)	(8,359,942)
Net increase (decrease)	$2,478,793	$30,852,638	$3,066,201	$(59,166,197)	$13,787,502	$9,887,013

FIRST EAGLE FUNDS

FINANCIAL HIGHLIGHTS

	Year ended October 31,
	2007			2006
	Class A	Class I	Class C	Class A	Class I	Class C
First Eagle Global Fund
Selected Per Share Data*
Net asset value, beginning of year	$48.36	$48.56	$47.83	$42.47	$42.62	$42.06
Income from investment operations:
Net investment income	0.67	0.79	0.31	0.59	0.71	0.25
Net realized and unrealized gains on investments	6.91	6.94	6.84	7.82	7.85	7.77
Total from investment operations	7.58	7.73	7.15	8.41	8.56	8.02
Less distributions:
Dividends from net investment income	(1.22)	(1.34)	(0.89)	(0.84)	(0.94)	(0.57)
Distributions from capital gains	(3.63)	(3.63)	(3.63)	(1.68)	(1.68)	(1.68)
Total distributions	(4.85)	(4.97)	(4.52)	(2.52)	(2.62)	(2.25)
Net asset value, end of year	$51.09	$51.32	$50.46	$48.36	$48.56	$47.83
Total Return[c]	16.91%	17.19%	16.03%	20.73%	21.06%	19.86%
Ratios and Supplemental Data
Net assets, end of period (millions)	$13,451	$3,193	$5,593	$11,854	$2,641	$4,928
Ratio of operating expenses to average net assets[e]	1.12%	0.87%	1.87%	1.13%	0.88%	1.88%
Ratio of net investment income to average net assets[f]	1.40%	1.64%	0.65%	1.31%	1.57%	0.56%
Portfolio turnover rate	37.58%	37.58%	37.58%	28.59%	28.59%	28.59%

  *  Per share amounts have been calculated using the average shares method.

See Notes to Financial Highlights.

See Notes to Financial Statements.

	Year ended October 31,
	2005			2004			2003
	Class A	Class I	Class C	Class A	Class I	Class C	Class A	Class I	Class C
First Eagle Global Fund
Selected Per Share Data*
Net asset value, beginning of year	$36.53	$36.64	$36.30	$32.37	$32.41	$32.15	$24.34	$24.36	$24.15
Income from investment operations:
Net investment income	0.48	0.60	0.19	0.50	0.56	0.23	0.53	0.59	0.30
Net realized and unrealized gains on investments	6.07	6.06	6.01	5.18	5.22	5.18	8.39	8.41	8.38
Total from investment operations	6.55	6.66	6.20	5.68	5.78	5.41	8.92	9.00	8.68
Less distributions:
Dividends from net investment income	(0.43)	(0.50)	(0.26)	(0.67)	(0.70)	(0.41)	(0.49)	(0.55)	(0.28)
Distributions from capital gains	(0.18)	(0.18)	(0.18)	(0.85)	(0.85)	(0.85)	(0.40)	(0.40)	(0.40)
Total distributions	(0.61)	(0.68)	(0.44)	(1.52)	(1.55)	(1.26)	(0.89)	(0.95)	(0.68)
Net asset value, end of year	$42.47	$42.62	$42.06	$36.53	$36.64	$36.30	$32.37	$32.41	$32.15
Total Return[c]	18.15%	18.42%	17.23%	18.18%	18.47%	17.31%	37.75%	38.14%	36.77%
Ratios and Supplemental Data
Net assets, end of period (millions)	$9,526	$1,752	$3,828	$5,972	$641	$1,986	$3,255	$242	$617
Ratio of operating expenses to average net assets[e]	1.20%	0.95%	1.95%	1.24%	0.99%	1.99%	1.32%	1.06%	2.07%
Ratio of net investment income to average net assets[f]	1.21%	1.48%	0.47%	1.46%	1.67%	0.66%	1.91%	2.11%	1.07%
Portfolio turnover rate	12.29%	12.29%	12.29%	4.94%	4.94%	4.94%	7.20%	7.20%	7.20%

FIRST EAGLE FUNDS

FINANCIAL HIGHLIGHTS — (Continued)

	Year ended October 31, 2007
	2007			2006
	Class A	Class I	Class C	Class A	Class I	Class C
First Eagle Overseas Fund
Selected Per Share Data*
Net asset value, beginning of year	$26.70	$26.94	$26.33	$24.13	$24.33	$23.83
Income from investment operations:
Net investment income (losses)	0.41	0.48	0.21	0.39	0.46	0.20
Net realized and unrealized gains on investments	4.05	4.10	4.00	4.57	4.60	4.53
Total from investment operations	4.46	4.58	4.21	4.96	5.06	4.73
Less distributions:
Dividends from net investment income	(0.87)	(0.94)	(0.68)	(0.81)	(0.87)	(0.65)
Distributions from capital gains	(2.20)	(2.20)	(2.20)	(1.58)	(1.58)	(1.58)
Total distributions	(3.07)	(3.14)	(2.88)	(2.39)	(2.45)	(2.23)
Net asset value, end of year	$28.09	$28.38	$27.66	$26.70	$26.94	$26.33
Total Return[c]	18.20%	18.52%	17.31%	22.24%	22.53%	21.33%
Ratios and Supplemental Data
Net assets, end of period (millions)	$5,974	$3,942	$1,203	$5,785	$4,031	$1,145
Ratio of operating expenses to average net assets[e]	1.12%	0.87%	1.87%	1.12%	0.87%	1.87%
Ratio of net investment income to average net assets[f]	1.54%	1.80%	0.79%	1.57%	1.82%	0.81%
Portfolio turnover rate	34.29%	34.29%	34.29%	27.98%	27.98%	27.98%

  *  Per share amounts have been calculated using the average shares method.

See Notes to Financial Highlights.

See Notes to Financial Statements.

	Year ended October 31, 2007
	2005			2004			2003
	Class A	Class I	Class C	Class A	Class I	Class C	Class A	Class I	Class C
First Eagle Overseas Fund
Selected Per Share Data*
Net asset value, beginning of year	$20.25	$20.37	$19.97	$17.50	$17.57	$17.28	$12.45	$12.48	$12.30
Income from investment operations:
Net investment income (losses)	0.27	0.33	0.10	0.17	0.22	0.03	0.18	0.22	0.07
Net realized and unrealized gains on investments	3.96	3.99	3.93	3.20	3.22	3.17	5.09	5.10	5.04
Total from investment operations	4.23	4.32	4.03	3.37	3.44	3.20	5.27	5.32	5.11
Less distributions:
Dividends from net investment income	(0.24)	(0.25)	(0.06)	(0.47)	(0.49)	(0.36)	(0.21)	(0.22)	(0.12)
Distributions from capital gains	(0.11)	(0.11)	(0.11)	(0.15)	(0.15)	(0.15)	(0.01)	(0.01)	(0.01)
Total distributions	(0.35)	(0.36)	(0.17)	(0.62)	(0.64)	(0.51)	(0.22)	(0.23)	(0.13)
Net asset value, end of year	$24.13	$24.33	$23.83	$20.25	$20.37	$19.97	$17.50	$17.57	$17.28
Total Return[c]	21.16%	21.47%	20.28%	19.77%	20.09%	18.89%	42.96%	43.29%	41.91%
Ratios and Supplemental Data
Net assets, end of period (millions)	$4,866	$3,028	$994	$3,846	$2,152	$804	$2,345	$1,084	$390
Ratio of operating expenses to average net assets[e]	1.18%	0.93%	1.93%	1.25%	1.00%	2.00%	1.31%	1.05%	2.05%
Ratio of net investment income to average net assets[f]	1.21%	1.46%	0.46%	0.90%	1.17%	0.17%	1.23%	1.48%	0.45%
Portfolio turnover rate	19.40%	19.40%	19.40%	5.88%	5.88%	5.88%	3.46%	3.46%	3.46%

FIRST EAGLE FUNDS

FINANCIAL HIGHLIGHTS — (Continued)

	Year ended October 31,
	2007			2006
	Class A	Class I	Class C	Class A	Class I	Class C
First Eagle U.S. Value Fund
Selected Per Share Data*
Net asset value, beginning of year	$16.19	$16.34	$16.08	$14.95	$15.07	$14.90
Income from investment operations:
Net investment income	0.33	0.38	0.21	0.29	0.33	0.17
Net realized and unrealized gains on investments	1.45	1.46	1.44	1.46	1.48	1.47
Total from investment operations	1.78	1.84	1.65	1.75	1.81	1.64
Less distributions:
Dividends from net investment income	(0.30)	(0.33)	(0.20)	(0.24)	(0.27)	(0.19)
Distributions from capital gains	(0.66)	(0.66)	(0.66)	(0.27)	(0.27)	(0.27)
Total distributions	(0.96)	(0.99)	(0.86)	(0.51)	(0.54)	(0.46)
Net asset value, end of year	$17.01	$17.19	$16.87	$16.19	$16.34	$16.08
Total Return[c]	11.47%	11.78%	10.65%	12.05%	12.35%	11.26%
Ratios and Supplemental Data
Net assets, end of period (millions)	$324	$104	$233	$254	$115	$161
Ratio of operating expenses to average net assets[e]	1.20%	0.95%	1.95%	1.25%	0.99%	1.99%
Ratio of net investment income to average net assets[f]	2.04%	2.32%	1.29%	1.87%	2.13%	1.13%
Portfolio turnover rate	32.54%	32.54%	32.54%	31.76%	31.76%	31.76%

  *  Per share amounts have been calculated using the average shares method.

See Notes to Financial Highlights.

See Notes to Financial Statements.

	Year ended October 31,
	2005			2004			2003
	Class A	Class I	Class C	Class A	Class I	Class C	Class A	Class I	Class C
First Eagle U.S. Value Fund
Selected Per Share Data*
Net asset value, beginning of year	$13.95	$14.05	$13.92	$12.71	$12.76	$12.61	$10.56	$10.59	$10.48
Income from investment operations:
Net investment income	0.20	0.24	0.10	0.22	0.27	0.13	0.19	0.23	0.11
Net realized and unrealized gains on investments	1.35	1.36	1.35	1.66	1.65	1.64	2.46	2.45	2.43
Total from investment operations	1.55	1.60	1.45	1.88	1.92	1.77	2.65	2.68	2.54
Less distributions:
Dividends from net investment income	(0.20)	(0.23)	(0.12)	(0.32)	(0.31)	(0.14)	(0.16)	(0.17)	(0.07)
Distributions from capital gains	(0.35)	(0.35)	(0.35)	(0.32)	(0.32)	(0.32)	(0.34)	(0.34)	(0.34)
Total distributions	(0.55)	(0.58)	(0.47)	(0.64)	(0.63)	(0.46)	(0.50)	(0.51)	(0.41)
Net asset value, end of year	$14.95	$15.07	$14.90	$13.95	$14.05	$13.92	$12.71	$12.76	$12.61
Total Return[c]	11.35%	11.65%	10.56%	15.38%	15.58%	14.43%	26.10%	26.34%	25.03%
Ratios and Supplemental Data
Net assets, end of period (millions)	$150	$68	$97	$62	$54	$29	$41	$49	$20
Ratio of operating expenses to average net assets[e]	1.28%	1.04%	2.02%	1.38%	1.13%	2.13%	1.51%	1.26%	2.26%
Ratio of net investment income to average net assets[f]	1.40%	1.63%	0.67%	1.66%	2.00%	0.95%	1.72%	1.99%	0.97%
Portfolio turnover rate	17.22%	17.22%	17.22%	23.47%	23.47%	23.47%	33.45%	33.45%	33.45%

FIRST EAGLE FUNDS

FINANCIAL HIGHLIGHTS — (Continued)

	Year Ended October 31,
	2007			2006
	Class A	Class I	Class C	Class A	Class I	Class C
First Eagle Gold Fund
Selected Per Share Data*
Net asset value, beginning of year	$23.48	$23.62	$23.17	$17.45	$17.55	$17.25
Income from investment operations:
Net investment (loss) income	(0.12)	(0.07)	(0.28)	(0.13)	(0.08)	(0.30)
Net realized and unrealized gains on investments	7.72	7.78	7.61	6.65	6.69	6.60
Total from investment operations	7.60	7.71	7.33	6.52	6.61	6.30
Less distributions:
Dividends from net investment income	(0.74)	(0.79)	(0.58)	(0.49)	(0.54)	(0.38)
Distributions from capital gains	(3.06)	(3.06)	(3.06)	—	—	—
Total distributions	(3.80)	(3.85)	(3.64)	(0.49)	(0.54)	(0.38)
Net asset value, end of year	$27.28	$27.48	$26.86	$23.48	$23.62	$23.17
Total Return[c]	37.57%	37.93%	36.55%	37.97%	38.29%	36.95%
Ratios and Supplemental Data
Net assets, end of period (millions)	$890	$166	$196	$774	$147	$158
Ratio of operating expenses to average net assets[e]	1.20%	0.95%	1.95%	1.21%	0.96%	1.96%
Ratio of net investment (loss) income to average net assets[f]	(0.55%)	(0.30%)	(1.30%)	(0.59%)	(0.34%)	(1.33%)
Portfolio turnover rate	16.37%	16.37%	16.37%	32.26%	32.26%	32.26%

  *  Per share amounts have been calculated using the average shares method.

  **  Amount represents less than $0.01 per share.

See Notes to Financial Highlights.

See Notes to Financial Statements.

	Year Ended October 31,
	2005			2004			2003
	Class A	Class I	Class C	Class A	Class I	Class C	Class A	Class Id	Class Cd
First Eagle Gold Fund
Selected Per Share Data*
Net asset value, beginning of year	$16.82	$16.88	$16.76	$15.99	$16.03	$15.96	$10.41	$12.41	$12.41
Income from investment operations:
Net investment (loss) income	(0.04)	0.00 **	(0.16)	(0.10)	(0.05)	(0.21)	(0.06)	(0.02)	(0.09)
Net realized and unrealized gains on investments	0.67	0.67	0.65	1.49	1.48	1.47	5.72	3.64	3.64
Total from investment operations	0.63	0.67	0.49	1.39	1.43	1.26	5.66	3.62	3.55
Less distributions:
Dividends from net investment income	—	—	—	(0.56)	(0.58)	(0.46)	(0.08)	—	—
Distributions from capital gains	—	—	—	—	—	—	—	—	—
Total distributions	—	—	—	(0.56)	(0.58)	(0.46)	(0.08)	—	—
Net asset value, end of year	$17.45	$17.55	$17.25	$16.82	$16.88	$16.76	$15.99	$16.03	$15.96
Total Return[c]	3.75%	3.97%	2.92%	8.59%	8.82%	7.79%	54.64%	29.17%[b]	28.61%[b]
Ratios and Supplemental Data
Net assets, end of period (millions)	$570	$84	$115	$516	$75	$92	$374	$30	$32
Ratio of operating expenses to average net assets[e]	1.29%	1.04%	2.04%	1.39%	1.14%	2.14%	1.49%	1.23%[a]	2.19%[a]
Ratio of net investment (loss) income to average net assets[f]	(0.24%)	0.02%	(0.98%)	(0.62%)	(0.35%)	(1.34%)	(0.43%)	(0.24%)[a]	(1.26%)[a]
Portfolio turnover rate	21.73%	21.73%	21.73%	3.61%	3.61%	3.61%	0.98%	0.98%[b]	0.98%[b]

FIRST EAGLE FUNDS

FINANCIAL HIGHLIGHTS — (Continued)

	Year ended October 31,
	2007			2006
	Class Y	Class C	Class A	Class Y	Class C	Class A
First Eagle Fund of America
Selected Per Share Data*
Net asset value, beginning of year	$28.28	$26.12	$27.92	$26.42	$24.74	$26.11
Income from investment operations:
Net investment income (loss)	0.07 [g]	(0.13)[g]	0.05 [g]	(0.08)	(0.26)	(0.08)
Net realized and unrealized gains on investments	5.35	4.88	5.30	4.28	3.98	4.23
Total from investment operations	5.42	4.75	5.35	4.20	3.72	4.15
Less distributions:
Distributions from capital gains	(3.48)	(3.48)	(3.48)	(2.34)	(2.34)	(2.34)
Total distributions	(3.48)	(3.48)	(3.48)	(2.34)	(2.34)	(2.34)
Net asset value, end of year	$30.22	$27.39	$29.79	$28.28	$26.12	$27.92
Total Return[c]	21.25%	20.34%	21.28%	16.80%	15.93%	16.81%
Ratios and Supplemental Data
Net assets, end of period (millions)	$756	$65	$82	$671	$48	$46
Ratio of operating expenses to average net assets[e]	1.40%	2.15%	1.40%	1.41%	2.16%	1.41%
Ratio of net investment income (loss) to average net assets[f]	0.26%[g]	(0.51%)[g]	0.18%[g]	(0.30%)	(1.05%)	(0.30%)
Portfolio turnover rate	50.26%	50.26%	50.26%	40.38%	40.38%	40.38%

  *  Per share amounts have been calculated using the average shares method.

See Notes to Financial Highlights.

See Notes to Financial Statements.

	Year ended October 31,
	2005			2004			2003
	Class Y	Class C	Class A	Class Y	Class C	Class A	Class Y	Class C	Class A
First Eagle Fund of America
Selected Per Share Data*
Net asset value, beginning of year	$25.81	$24.44	$25.54	$23.03	$21.99	$22.80	$19.47	$18.73	$19.29
Income from investment operations:
Net investment income (loss)	(0.07)	(0.26)	(0.09)	(0.16)	(0.33)	(0.22)	(0.17)	(0.31)	(0.22)
Net realized and unrealized gains on investments	2.38	2.26	2.36	3.41	3.25	3.43	3.73	3.57	3.73
Total from investment operations	2.31	2.00	2.27	3.25	2.92	3.21	3.56	3.26	3.51
Less distributions:
Distributions from capital gains	(1.70)	(1.70)	(1.70)	(0.47)	(0.47)	(0.47)	—	—	—
Total distributions	(1.70)	(1.70)	(1.70)	(0.47)	(0.47)	(0.47)	—	—	—
Net asset value, end of year	$26.42	$24.74	$26.11	$25.81	$24.44	$25.54	$23.03	$21.99	$22.80
Total Return[c]	9.23%	8.43%	9.16%	14.30%	13.46%	14.27%	18.28%	17.41%	18.20%
Ratios and Supplemental Data
Net assets, end of period (millions)	$684	$36	$29	$601	$14	$17	$554	$11	$6
Ratio of operating expenses to average net assets[e]	1.43%	2.17%	1.49%	1.46%	2.21%	1.72%	1.50%	2.25%	1.75%
Ratio of net investment income (loss) to average net assets[f]	(0.27%)	(1.03%)	(0.34%)	(0.63%)	(1.39%)	(0.91%)	(0.79%)	(1.55%)	(1.07%)
Portfolio turnover rate	54.54%	54.54%	54.54%	44.68%	44.68%	44.68%	47.88%	47.88%	47.88%

FIRST EAGLE FUNDS

NOTES TO FINANCIAL HIGHLIGHTS

a  Annualized.

b  Not annualized.

c  Does not give effect to the deduction of the CDSC (Contingent Deferred Sales Charge) of 1.00%.

d  May 15, 2003 inception date.

e  The ratio of operating expenses to average net assets without the effect of earnings credits and in the case of the First Eagle U.S. Value Fund,without the effect of earnings credits and expense reimbursements are as follows:

	Year ended October 31,
	2007			2006			2005
	Class A	Class I	Class C	Class A	Class I	Class C	Class A	Class I	Class C
First Eagle Global Fund	1.12%	0.87%	1.87%	1.14%	0.89%	1.89%	1.20%	0.95%	1.95%
First Eagle Overseas Fund	1.12%	0.87%	1.87%	1.12%	0.87%	1.87%	1.18%	0.93%	1.93%
First Eagle U.S. Value Fund	1.20%	0.96%	1.95%	1.25%	1.00%	2.00%	1.28%	1.04%	2.02%
First Eagle Gold Fund	1.20%	0.95%	1.95%	1.22%	0.97%	1.97%	1.30%	1.05%	2.05%
	Year ended October 31,
	2007			2006			2005
	Class Y	Class C	Class A	Class Y	Class C	Class A	Class Y	Class C	Class A
First Eagle Fund of America	1.41%	2.16%	1.41%	1.41%	2.16%	1.41%	1.43%	2.17%	1.49%

f  The ratio of net investment income (loss) to average net assets without the effect of earnings credits and in the case of the First Eagle U.S. Value Fund, without the effect of earnings credits and expense reimbursements are as follows:

	Year ended October 31,
	2007			2006			2005
	Class A	Class I	Class C	Class A	Class I	Class C	Class A	Class I	Class C
First Eagle Global Fund	1.39%	1.64%	0.64%	1.30%	1.57%	0.56%	1.20%	1.48%	0.47%
First Eagle Overseas Fund	1.54%	1.79%	0.78%	1.56%	1.82%	0.81%	1.21%	1.46%	0.46%
First Eagle U.S. Value Fund	2.04%	2.32%	1.28%	1.87%	2.12%	1.12%	1.40%	1.63%	0.66%
First Eagle Gold Fund	(0.56%)	(0.31%)	(1.31%)	(0.59%)	(0.34%)	(1.34%)	(0.24%)	(0.01%)	(0.98%)
	Year ended October 31,
	2007			2006			2005
	Class Y	Class C	Class A	Class Y	Class C	Class A	Class Y	Class C	Class A
First Eagle Fund of America	0.25%[g]	(0.52%)[g]	0.17%[g]	(0.30%)	(1.05%)	(0.30%)	(0.27%)	(1.04%)	(0.34%)

g  Investment income (loss) per share reflects special dividends received in the First Eagle Fund of America (Class Y, C and A) which amounted to $0.13, $0.12, and $0.13 per share. Excluding the special dividends, the ratio of net investment income (loss) to average net assets both with and without the effect of earnings credits in First Eagle Fund of America (Class Y, C, and A) would have been (0.22%), (1.00%), and (0.31%).

	Year ended October 31,
	2004			2003
	Class A	Class I	Class C	Class A	Class I		Class C
First Eagle Global Fund	1.24%	0.99%	1.99%	1.32%	1.07%		2.07%
First Eagle Overseas Fund	1.25%	1.00%	2.00%	1.31%	1.06%		2.05%
First Eagle U.S. Value Fund	1.38%	1.13%	2.13%	1.51%	1.26%		2.26%
First Eagle Gold Fund	1.39%	1.14%	2.14%	1.50%	1.23	%ad	2.19	%ad
	Year ended October 31,
	2004			2003
	Class Y	Class C	Class A	Class Y	Class C		Class A
First Eagle Fund of America	1.46%	2.21%	1.72%	1.50%	2.25%		1.75%

	Year ended October 31,
	2004			2003
	Class A	Class I	Class C	Class A	Class I		Class C
First Eagle Global Fund	1.46%	1.67%	0.66%	1.91%	2.10%		1.07%
First Eagle Overseas Fund	0.90%	1.17%	0.17%	1.23%	1.48%		0.45%
First Eagle U.S. Value Fund	1.66%	2.00%	0.95%	1.72%	1.99%		0.97%
First Eagle Gold Fund	(0.62%)	(0.35%)	(1.34%)	(0.43%)	(0.25	%)ad	(1.26	%)ad
	Year ended October 31,
	2004			2003
	Class Y	Class C	Class A	Class Y	Class C		Class A
First Eagle Fund of America	(0.57%)	(1.32%)	(0.84%)	(0.79%)	(1.55%)		(1.07%)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
First Eagle Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America (collectively hereafter referred to as the "Funds") at October 31, 2007, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for the two years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the three years ended October 31, 2005 were audited by another independent registered public accounting firm, whose report dated December 22, 2005 was unqualified.

PricewaterhouseCoopers LLP
New York, New York
December 21, 2007

FIRST EAGLE FUNDS

Fund Expenses
(Unaudited)

Example

As a shareholder of the First Eagle Funds, you may incur two types of costs: (1) transaction costs, including front-end and contingent deferred sales charges (loads), and (2) ongoing costs, including advisory fees, distribution (12b-1) and/or service fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each of the First Eagle Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested on May 1, 2007 and held for the six months ended October 31, 2007.

Actual Expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

Based on Actual Total Return (1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Expenses Paid During the Period(3)
First Eagle Global Fund Class A	5.86%	$1,000.00	$1,058.60	$5.81
First Eagle Global Fund Class I	5.99%	1,000.00	1,059.90	4.52
First Eagle Global Fund Class C	5.48%	1,000.00	1,054.80	9.69
First Eagle Overseas Fund Class A	4.35%	1,000.00	1,043.50	5.77
First Eagle Overseas Fund Class I	4.49%	1,000.00	1,044.90	4.48
First Eagle Overseas Fund Class C	3.95%	1,000.00	1,039.50	9.61
First Eagle U.S. Value Fund Class A	5.06%	1,000.00	1,050.60	6.15
First Eagle U.S. Value Fund Class I	5.20%	1,000.00	1,052.00	4.86
First Eagle U.S. Value Fund Class C	4.65%	1,000.00	1,046.50	10.01
First Eagle Gold Fund Class A	27.66%	1,000.00	1,276.60	6.89
First Eagle Gold Fund Class I	27.81%	1,000.00	1,278.10	5.45
First Eagle Gold Fund Class C	27.18%	1,000.00	1,271.80	11.17
First Eagle Fund of America Class A	6.55%	1,000.00	1,065.50	7.29
First Eagle Fund of America Class C	6.12%	1,000.00	1,061.20	11.17
First Eagle Fund of America Class Y	6.56%	1,000.00	1,065.60	7.29

(1)  For the six months ended October 31, 2007.

(2)  Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge. Had the effect of sales charges been reflected, expenses would have been higher and returns lower. Total return is not annualized, as it may not be representative of the total return for the year.

(3)  Expenses are equal to the annualized expense ratio of 1.12%, 0.87%, 1.87%, 1.12%, 0.87%, 1.87%, 1.19%, 0.94%, 1.94%, 1.20%, 0.95%, 1.95%, 1.40%, 2.15%, and 1.40% for the First Eagle Global Fund Class A, I and C; First Eagle Overseas Fund Class A, I, and C; First Eagle U.S. Value Fund Class A, I, and C; First Eagle Gold Fund Class A, I and C ; and First Eagle Fund of America Class A, C, and Y, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

FIRST EAGLE FUNDS

Fund Expenses—(Continued)
(Unaudited)

Hypothetical Example for Comparison Purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios and an assumed rate of return of 5.00% per year before expenses, which is not the First Eagle Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the First Eagle Funds and other funds. To do so, compare the 5.00% hypothetical example relating to the First Eagle Funds with the 5.00% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return (1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Expenses Paid During the Period(2)
First Eagle Global Fund Class A	5.00%	$1,000.00	$1,019.56	$5.70
First Eagle Global Fund Class I	5.00%	1,000.00	1,020.82	4.43
First Eagle Global Fund Class C	5.00%	1,000.00	1,015.78	9.50
First Eagle Overseas Fund Class A	5.00%	1,000.00	1,019.56	5.70
First Eagle Overseas Fund Class I	5.00%	1,000.00	1,020.82	4.43
First Eagle Overseas Fund Class C	5.00%	1,000.00	1,015.78	9.50
First Eagle U.S. Value Fund Class A	5.00%	1,000.00	1,019.21	6.06
First Eagle U.S. Value Fund Class I	5.00%	1,000.00	1,020.47	4.79
First Eagle U.S. Value Fund Class C	5.00%	1,000.00	1,015.43	9.86
First Eagle Gold Fund Class A	5.00%	1,000.00	1,019.16	6.11
First Eagle Gold Fund Class I	5.00%	1,000.00	1,020.42	4.84
First Eagle Gold Fund Class C	5.00%	1,000.00	1,015.38	9.91
First Eagle Fund of America Class A	5.00%	1,000.00	1,018.15	7.12
First Eagle Fund of America Class C	5.00%	1,000.00	1,014.37	10.92
First Eagle Fund of America Class Y	5.00%	1,000.00	1,018.15	7.12

(1)  For the six months ended October 31, 2007.

(2)  Expenses are equal to the annualized expense ratio of 1.12%, 0.87%, 1.87%, 1.12%, 0.87%, 1.87%, 1.19%, 0.94%, 1.94%, 1.20%, 0.95%, 1.95%, 1.40%, 2.15%, and 1.40% for the First Eagle Global Fund Class A, I and C; First Eagle Overseas Fund Class A, I, and C; First Eagle U.S. Value Fund Class A, I, and C; First Eagle Gold Fund Class A, I and C ; and First Eagle Fund of America Class A, C, and Y, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

FIRST EAGLE FUNDS

TAX INFORMATION

Fiscal Year Ended October 31, 2007
(Unaudited)

Each portfolio designates the following amounts (or the maximum amount allowable) distributed during the fiscal year ended October 31, 2007, if any, as capital gain dividends, dividends eligible for the corporate dividends received deduction and/or qualified dividend income:

	% of Qualifying	% of Dividends Eligible for the Dividends Received	Long-Term Capital Gains**
	Dividend Income	Deduction	2007
First Eagle Global Fund	37.87%	12.12%	$1,450,916,799
First Eagle Overseas Fund*	27.05%	1.00%	943,616,712
First Eagle U.S. Value	24.10%	24.10%	21,935,538
First Eagle Gold Fund	7.01%	2.32%	132,595,518
First Eagle Fund of America	11.27%	11.27%	71,270,795

*  First Eagle Overseas Fund paid foreign taxes of $18,583,314 and recognized foreign source income of $213,764,034. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates such amounts as having been paid in connection with dividends distributed from investment taxable income during the fiscal year ended October 31, 2007.

**  First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund First Eagle Gold Fund and First Eagle Fund of America distributed long-term gains at rates of 15% and 28% as follows: $1,415,976,385 and $34,940,414, $923,547,622 and $20,069,090, $21,296,432 and $639,106, $115,435,275 and $17,160,243 and $71,270,795 and $0, respectively.

FIRST EAGLE FUNDS

ADDITIONAL INFORMATION
(Unaudited)

MANAGEMENT OF THE TRUST

The business of the Trust is managed by its Board of Trustees, which elects officers responsible for the day to day operations of the Funds and for the execution of the policies formulated by the Board of Trustees.

Pertinent information regarding the members of the Board of Trustees and principal officers of the Trust is set forth below. Some of the Trustees and officers are employees of the Adviser and its affiliates. At least a majority of the Trust's Board of Trustees are not "interested persons" as that term is defined in the Investment Company Act.

INDEPENDENT TRUSTEES(1)

Name, Age and Address	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
Lisa Anderson 1345 Avenue of the Americas New York, New York 10105 (born October 1950)	Trustee	December 2005 to present	James T. Shotwell Professor of International Relations and Dean, School of International and Public Affairs, Columbia University; President, Middle East Studies Association	6	Chair, Social Science Research Council; Member, Carnegie Council on Ethics and International Affairs; Member Emerita, Human Rights Watch; Trustee, First Eagle Variable Funds (1 portfolio)

Candace K. Beinecke One Battery Park Plaza New York, New York 10004 (born December 1946)	Trustee (Chair)	December 1999 to present(3)	Chair, Hughes Hubbard & Reed LLP	6	Director, ALSTOM; Director, Partnership for New York City; Director, Merce Cunningham Dance Foundation, Inc.; Director, Rockefeller Financial Services, Inc.; Director, Rockefeller & Company, Inc.; Board of Advisors, Yale Law School Center for the Study of Corporate Law; Trustee, First Eagle Variable Funds (Chair) (1 portfolio)

(1)  Trustees who are not "interested persons' of the Trust as defined in the Investment Company Act.

(2)  The term of office of each Trustee expires on his/her 70th birthday.

(3)  Ms. Beinecke also served as a trustee of a predecessor fund to First Eagle Fund of America since 1996.

Name, Age and Address	Position(s) Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
Jean D. Hamilton 1345 Avenue of the Americas New York, New York 10105 (born January 1947)	Trustee	March 2003 to present	Private Investor/ Independent Consultant; Member, Brock Capital Group LLC; prior to November 2002, Chief Executive Officer, Prudential Institutional; Executive Vice President, Prudential Financial, Inc.	6	Director, RenaissanceRe Holdings Ltd.; Director, Four Nations; Trustee, First Eagle Variable Funds (1 portfolio)

James E. Jordan 1345 Avenue of the Americas New York, New York 10105 (born April 1944)	Trustee	December 1999 to present	Private Investor and Independent Consultant; prior to July 2005, Managing Director, Arnhold and S. Bleichroeder Advisers, LLC and Director, ASB Securities LLC and ASB Advisers UK, Limited; prior to July 2002, private investor and consultant to The Jordan Company (private investment banking firm) since June 1997	6	Director, Leucadia National Corporation; Director, Consolidated-Tomoka Land Company; Director, JZ Equity Partners, Plc. (U.K. investment trust company); Director, Columbia University School of International and Public Affairs; Chairman's Council, Conservation International; Trustee, First Eagle Variable Funds (1 portfolio)

William M. Kelly 500 Fifth Avenue, 50th Floor New York, New York 10110 (born February 1944)	Trustee	December 1999 to present(2)	President, Lingold Associates	6	Treasurer and Trustee, Black Rock Forest Preservation and Consortium; Trustee, St. Anselm College; Trustee, First Eagle Variable Funds (1 portfolio)

(1)  The term of office of each Trustee expires on his/her 70th birthday.

(2)  Mr. Kelly also served as a trustee of a predecessor fund to First Eagle Fund of America since 1998.

Name, Age and Address	Position(s) Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
Paul J. Lawler One Michigan Avenue East Battle Creek, Michigan 49017 (born May 1948)	Trustee	March 2002 to present	Vice President Investments and Chief Investment Officer, W.K. Kellogg Foundation	6	Finance and Investment Committee Member, Battle Creek Community Foundation; Custody Advisory Committee Member, The Bank of New York; Advisory Committee, Common Fund Capital; Advisory Committee, TA Realty Advisors; Trustee, First Eagle Variable Funds (1 portfolio)

Dominique M. Raillard 15 Boulevard Delessert 75016 Paris France (born June 1938)	Trustee	April 1987 to present	Private Investor and Independent Consultant	6	Trustee, First Eagle Variable Funds (1 portfolio)

(1)  The term of office of each Trustee expires on his/her 70th birthday.

INTERESTED TRUSTEE

Name, Age and Address	Position(s) Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
John P. Arnhold(2) 1345 Avenue of the Americas New York, New York 10105 (born December 1953)	President and Trustee	December 1999 to present	Co-President, Co-CEO and Director, Arnhold and S. Bleichroeder Holdings, Inc.; Chairman, CEO and Director, Arnhold and S. Bleichroeder Advisers, LLC and ASB Securities LLC; prior to March 2005, President and Director, Natexis Bleichroeder, Inc. and Natexis Bleichroeder, UK	6	Director, Arnhold Ceramics; Director, The Arnhold Foundation; Director, The Mulago Foundation; Director, Hanseatic Asset Management LBG; Director, Quantum Endowment Fund; Director, Educational Broadcasting Corporation; Trustee, Trinity Episcopal Schools Corp.; Trustee, Vassar College; Trustee, Sports and Arts in Schools Foundation; Trustee, Jazz at Lincoln Center; President and Trustee, First Eagle Variable Funds (1 portfolio)

(1)  The term of office of each Trustee expires on his/her 70th birthday.

(2)  Mr. Arnhold is an Interested Trustee (i.e., an "interested persons" of the Trust as defined in the Investment Company Act) because he is an officer and director of the Trust's investment adviser and principal underwriter.

OFFICERS

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five (5) Years
John P. Arnhold 1345 Avenue of the Americas New York, New York 10105 (born December 1953)	President and Trustee	December 1999 to present	See table on preceding page related to Interested Trustees

Robert Bruno 1345 Avenue of the Americas New York, New York 10105 (born June 1964)	Chief Operations and Financial Officer	December 1999 to present	Senior Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Chief Compliance Officer and Senior Vice President, ASB Securities LLC; Chief Operations and Financial Officer, First Eagle Variable Funds

Mark D. Goldstein 1345 Avenue of the Americas New York, New York 10105 (born October 1964)	Chief Compliance Officer	February 2005 to present	General Counsel, Chief Compliance Officer and Senior Vice President, Arnhold and S. Bleichroeder Advisers, LLC; General Counsel and Secretary of Arnhold and S. Bleichroeder Holdings, Inc., and Chief Compliance Officer, First Eagle Variable Funds from February 2005; Chief Compliance Officer, Good Hope Advisers, LLC from January 2006; Senior Counsel and Chief Compliance Officer, MacKay Shields LLC from April 2004; Senior Associate General Counsel, UBS Financial Services, Inc. from May 1998

Suzan J. Afifi 1345 Avenue of the Americas New York, New York 10105 (born October 1952)	Vice President and Secretary	December 1999 to present	Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Vice President, ASB Securities LLC; Vice President and Secretary, First Eagle Variable Funds

Stefanie Hempstead 1345 Avenue of the Americas New York, New York 10105 (born July 1973)	Vice President and Treasurer	May 2000 to present	Senior Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Vice President, ASB Securities LLC; Vice President and Treasurer, First Eagle Variable Funds

Michael Luzzatto 1345 Avenue of the Americas New York, New York 10105 (born April 1977)	Assistant Vice President	December 2004 to present	Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Vice President, ASB Securities LLC; Assistant Vice President, First Eagle Variable Funds from December 2004

Winnie Chin 1345 Avenue of the Americas New York, New York 10105 (born July 1974)	Assistant Treasurer	March 2001 to present	Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Assistant Treasurer, First Eagle Variable Funds

Philip Santopadre 1345 Avenue of the Americas New York, New York 10105 (born August 1977)	Assistant Treasurer	September 2005 to present	Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Assistant Treasurer, First Eagle Variable Funds

(1)  The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

First Eagle Funds

1345 Avenue of the Americas
New York, NY 10105
www.firsteaglefunds.com

Trustees

Lisa Anderson
John P. Arnhold
Candace K. Beinecke (Chair)
Jean D. Hamilton
James E. Jordan
William M. Kelly
Paul J. Lawler
Dominique Raillard

Officers

John P. Arnhold
President

Robert Bruno
Chief Operations & Financial Officer

Mark D. Goldstein
Chief Compliance Officer

Suzan J. Afifi
Vice President & Secretary

Stefanie Hempstead
Vice President & Treasurer

Michael Luzzatto
Assistant Vice President

Winnie Chin
Assistant Treasurer

Philip Santopadre
Assistant Treasurer

Investment Adviser

Arnhold and S. Bleichroeder
  Advisers, LLC
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Shearman & Sterling LLP
599 Lexington Avenue
New York, NY 10022

Custodian

State Street Bank and Trust Company
801 Pennsylvania
Kansas City, MO 64105

Shareholder Servicing Agent

DST Systems, Inc.
330 West 9th Street
Kansas City, MO 64105
(800) 334-2143

Underwriter

First Eagle Funds Distributors,
  a division of ASB Securities LLC
1345 Avenue of the Americas
New York, NY 10105

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of First Eagle Funds.

Item 2.                                   Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.  Copies of the code of ethics may be requested free of charge by calling 1-800-334-2143 (toll free).

Item 3.                                   Audit Committee Financial Expert.

The Board of Trustees of the registrant has designated Paul J. Lawler and William M. Kelly as Audit Committee Financial Experts.  Mr. Lawler and Mr. Kelly are both considered by the Board to be independent trustees.

Item 4.                                   Principal Accountant Fees and Services

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2007	2006

Audit Fees	$318,981	$206,818

Audit-Related Fees

Tax Fees	183,690	$123,228

All Other Fees

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.  Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, in particular the issuance of a report on internal controls.  Tax fees include amounts related to tax compliance, tax planning, and tax advice.  Other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval by the committee or a designated member thereof.  If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting.  Waiver of pre-approval for audit and non-audit services requiring fees of a de minimis amount is not permitted.

(e)(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Other than as described in the table above, the aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant was $0 in both 2007 and 2006.

(h) Not applicable.

Item 5.                                   Audit Committee of Listed Registrants

Not applicable at this time.

Item 6.                                   Schedule of Investments

Included as part of the Report to Stockholders filed pursuant to Item 1.

Item 7.                                   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable at this time.

Item 8.                                   Portfolio Managers of Closed-End Investment Companies.

Not applicable at this time.

Item 9.                                   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable at this time.

Item 10.                            Submission of Matters to a Vote of Security Holders.

No material change to report at this time.

Item 11.                            Controls and Procedures.

(a) In the opinion of the principal executive officer and principal financial officer, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.                            Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)):  Attached hereto.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Eagle Funds

By (Signature and Title)*	/s/ John P. Arnhold

John P. Arnhold, President

Date 1/7/2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John P. Arnhold

John P. Arnhold, Principal Executive Officer

Date 1/7/2008

By (Signature and Title)*	/s/ Robert Bruno

Robert Bruno, Principal Financial Officer

Date 1/7/2008

*          Print the name and title of each signing officer under his or her signature.